UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA ETF TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
SAN ANTONIO, TX 78288

Name and address of agent for service:	SEBA KURIAN
USAA ETF TRUST
9800 FREDERICKSBURG ROAD
SAN ANTONIO, TX 78288

Registrant’s telephone number, including area code:	(210) 498-0226

Date of fiscal year end: AUGUST 31

Date of reporting period: AUGUST 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

USAA ETF TRUST - ANNUAL REPORTS FOR PERIOD ENDING AUGUST 31, 2018

USAA CORE SHORT-TERM BOND ETF
USAA CORE INTERMEDIATE-TERM BOND ETF
ANNUAL REPORT
USAA Core Bond ETFs
August 31, 2018

PRESIDENT'S MESSAGE
“Given the performance of the stock and bond markets during the reporting period, shareholders may want to take a look at their portfolios to ensure the portfolios are adequately diversified.”

October 2018
U.S. stocks hit new record highs near the end of the reporting period, which began at the Fund's inception on October 24, 2017, and ended August 31, 2018, recovering from a decline in early 2018. The market volatility, which had been noticeably absent during 2017, was driven by a surge in inflation fears. Inflation rose above the Federal Reserve’s (the Fed) 2% target in March and April 2018, and investors seemed to believe policymakers might increase the pace of their interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners as well as by the imposition of tariffs.
Bond prices ended the reporting period near where they started, though high-yield securities generated solidly positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield curve inversion has sometimes signaled an approaching recession.
At USAA Investments, we believe there is little chance of a recession in the next 12 months. This is our view even if a global trade war breaks out, as exports represent a small percentage of the U.S. economy. Overall, the U.S. economy continues to grow, expanding by 4.2% during the second quarter of 2018—the fastest pace in nearly four years and has been driven by robust consumer and business spending. U.S. economic strength, along with the improving jobs market, has allowed the Fed to maintain its slow-and-steady approach to raising interest rates. Fed policymakers raised rates in December 2017 and again in March, June, and September 2018. The market is anticipating a further increase in December 2018.
Given the performance of the stock and bond markets during the reporting period, shareholders may want to take a look at their portfolios to ensure the portfolios are adequately diversified. If shareholders’ investments are overly concentrated in particular asset classes, shareholders could be carrying more risk than they realize. This is true even for shareholders who think their investments are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and shareholders might want to consider rebalancing.
If you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. At USAA Investments, we are committed to helping you meet your financial objectives.
On behalf of everyone here at USAA Investments, thank you for the opportunity to help you with your investment needs.
Brooks Englehardt
President
USAA Investments

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by USAA Asset Management Company. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.
IRA DISTRIBUTION WITHHOLDING DISCLOSURE
We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state’s tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 531-USAA (8722) or (210) 531-8722.
If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.
For more specific information, please consult your tax adviser.
©2018, USAA. All rights reserved.

USAA Core Short-Term Bond ETF (USTB)
Managers’ Commentary on the Fund
U.S. Treasury yields rose during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. Shorter-term yields increased more than longer-term yields, as the Federal Reserve (the Fed) continued to increase interest rates. Longer-term yields rose as investors anticipated higher inflation due in part to strong U.S. economic growth, low unemployment, and increased consumer spending. In this environment, U.S. Treasury securities underperformed most sectors of the U.S. fixed-income market. (Bond prices and yields move in opposite directions.)
During the reporting period, the Fund returned 0.72% based on net asset value (“NAV”) and 0.82% based on market price. The Bloomberg Barclays 1-3 Year Credit Index (the “Index”) returned 0.56%.
Corporate bonds declined during the reporting period, amid volatility in credit spreads (yield differentials between corporate bonds and U.S. Treasuries of comparable maturity). Spreads began the reporting period near multi-year lows, widened significantly in the first half of 2018, and then narrowed again, ending the reporting period slightly wider than where they started. Spreads generally are considered an indication of risk: the wider the spread, the greater the perceived risk.
The Fund earned a positive total return during the reporting period, led by its coupon income and tighter high-yield credit spreads. This was offset by slightly wider investment-grade credit spreads and significantly higher U.S. Treasury securities yields.
The Fund’s corporate bond holdings in the chemicals, capital goods, energy, and communications segments contributed most to its return. Asset-backed securities and cash also contributed positively. From a credit perspective, BBB-rated and high-yield

Managers' Commentary and Investment Overview    |      1

corporate bonds provided the best returns. The Fund’s return was dampened by positions in U.S. Treasuries and bank loans, as well as positions in the financials, utilities, and consumer discretionary sectors.
Past performance is no guarantee of future results.
As interest rates rise, bond prices generally fall; given the low interest rate environment, risks associated with rising interest rates may be heightened. • Asset-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

2      |     USAA Core Bond ETFs

USAA Core Short-Term Bond ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	0.72%	0.82%	0.56%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.40% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged broad-based Bloomberg Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

Managers' Commentary and Investment Overview    |      3

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the Bloomberg Barclays 1-3 Year Credit Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

4      |     USAA Core Bond ETFs

■  Asset Allocation* – 8/31/18  ■
■  Portfolio Ratings Mix** – 8/31/18  ■
The Portfolio Ratings Mix chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as “Unrated,” but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.
* Percentages are of the net assets of the Fund and may not equal 100%.
** Percentages are of the total market value of the Fund’s investments.
Refer to the Portfolios of Investments for a complete list of securities.

Managers' Commentary and Investment Overview    |      5

USAA Core Intermediate-Term Bond ETF (UITB)
Managers’ Commentary on the Fund
U.S. Treasury yields rose during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. Shorter-term yields increased more than longer-term yields, as the Federal Reserve (the Fed) continued to increase interest rates. Longer-term yields rose as investors anticipated higher inflation due in part to strong U.S. economic growth, low unemployment, and increased consumer spending. In this environment, U.S. Treasury securities underperformed most sectors of the U.S. fixed-income market. (Bond prices and yields move in opposite directions.)
During the reporting period, the Fund returned (0.31)% based on net asset value (“NAV”) and (0.23)% based on market price. The Bloomberg Barclays US Aggregate Bond Index (the “Index”) returned (0.55)%.
Corporate bonds declined during the reporting period, amid volatility in credit spreads (yield differentials between corporate bonds and U.S. Treasuries of comparable maturity). Spreads began the reporting period near multi-year lows, widened significantly in the first half of 2018, and then narrowed again, ending the reporting period slightly wider than where they started. Spreads generally are considered an indication of risk: the wider the spread, the greater the perceived risk.
Relative to the Index, the Fund benefited most from its underweight position in U.S. Treasury securities. Selection of corporate bonds also bolstered performance, led by holdings in the energy sector and among finance companies and electric utilities. Overweight positions in the energy, real estate, and basic industrials sectors added further to returns. The Fund’s strongest-performing investments were its holdings of bank loans and asset-backed securities.

6      |     USAA Core Bond ETFs

The Fund used futures to facilitate its investment strategy, which had a positive impact on performance during the reporting period.
Past performance is no guarantee of future results.
As interest rates rise, bond prices generally fall; given the low interest rate environment, risks associated with rising interest rates may be heightened. • Asset-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

Managers' Commentary and Investment Overview    |      7

USAA Core Intermediate-Term Bond ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	(0.31)%	(0.23)%	(0.55)%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.45% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged Bloomberg Barclays US Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

8      |     USAA Core Bond ETFs

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the Bloomberg Barclays US Aggregate Bond Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

Managers' Commentary and Investment Overview    |      9

■  Asset Allocation* – 8/31/18  ■
■  Portfolio Ratings Mix** – 8/31/18  ■
The Portfolio Ratings Mix chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Funds' investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Funds' securities that are not rated by an NRSRO appear in the chart above as “Unrated,” but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.
* Percentages are of the net assets of the Fund and may not equal 100%.
** Percentages are of the total market value of the Fund’s investments.
Refer to the Portfolios of Investments for a complete list of securities.

10      |     USAA Core Bond ETFs

Distributions to Shareholders

The following federal tax information related to the Funds' fiscal period ended August 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.
With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal period ended August 31, 2018:
Fund Name	Qualified Interest Income
USAA Core Short-Term Bond ETF	$ 839,000
USAA Core Intermediate-Term Bond ETF	$2,674,000
For the fiscal period ended August 31, 2018, each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Distributions to Shareholders    |      11

Report of Independent Registered Public Accounting Firm

To the Shareholders of USAA Core Intermediate-Term Bond ETF and USAA Core Short-Term Bond ETF and the Board of Trustees of USAA ETF Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF (the “Funds”) (two of the portfolios constituting the USAA ETF Trust (the “Trust”)), including the portfolios of investments, as of August 31, 2018, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from October 24, 2017 (commencement of operations) through August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the portfolios constituting the USAA ETF Trust) at August 31, 2018, the results of their operations, the changes in their net assets and their financial highlights for the period from October 24, 2017 (commencement of operations) through August 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more USAA investment companies since 2002.
San Antonio, Texas
October 25, 2018

12      |     USAA Core Bond ETFs

Portfolios of Investments
USAA Core Short-Term Bond ETF
August 31, 2018
Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	BONDS (95.9%)
	ASSET-BACKED SECURITIES (10.8%)
	Financials (10.8%)
	Asset-Backed - Automobile (2.8%)
$ 1,000	CarMax Auto Owner Trust	2.22%	8/16/2021	$ 988
500	GM Financial Consumer Automobile Receivables Trust	3.02	5/16/2023	500
250	Santander Drive Auto Receivables Trust	3.09	4/15/2022	251
				1,739
	Asset-Backed - Credit Card (0.8%)
500	Synchrony Credit Card Master Note Trust	2.19	6/15/2023	492
	Asset-Backed Financing (5.6%)
500	AmeriCredit Automobile Receivables Trust	2.60	9/18/2023	491
83	Avis Budget Rental Car Funding AESOP, LLC(a)	2.62	9/20/2019	83
125	Centre Point Funding, LLC(a)	2.61	8/20/2021	123
500	CNH Equipment Trust	2.47	12/16/2024	490
500	Credit Acceptance Auto Loan Trust(a)	4.29	11/15/2024	504
500	Credit Acceptance Auto Loan Trust(a)	3.60	4/15/2027	498
362	MMAF Equipment Finance, LLC(a)	1.93	7/16/2021	360
100	MMAF Equipment Finance, LLC(a)	1.76	1/17/2023	98
500	OSCAR U.S. Funding Trust, LLC(a)	3.30	5/10/2024	501
167	Santander Drive Auto Receivables Trust	2.74	12/15/2021	167
151	SCF Equipment Leasing, LLC(a)	3.41	12/20/2023	149
				3,464
	Other Asset-Backed Securities (1.6%)
500	GreatAmerica Leasing Receivables Funding, LLC(a)	2.83	6/17/2024	496
500	PSNH Funding, LLC	3.09	2/01/2026	501
				997
	Total Financials			6,692
	Total Asset-Backed Securities (cost: $6,699)			6,692

Portfolio of Investments    |      13

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	COLLATERALIZED LOAN OBLIGATIONS (3.2%)
	Financials (3.2%)
$ 500	Madison Park Funding XI Ltd. (3 mo. USD LIBOR + 1.16%)(a)	3.51% (b)	7/23/2029	$ 500
500	Oaktree EIF Ltd. (3 mo. USD LIBOR + 2.00%)(a)	4.35 (b)	10/20/2027	501
500	Palmer Square Loan Funding Ltd. (3 mo. USD LIBOR + 0.65%)(a)	3.01 (b)	7/15/2026	496
500	Palmer Square Loan Funding Ltd. (3 mo. USD LIBOR + 1.05%)(a)	3.41 (b)	7/15/2026	495
	Total Financials			1,992
	Total Collateralized Loan Obligations (cost: $1,997)			1,992
	COMMERCIAL MORTGAGE SECURITIES (1.2%)
	Financials (1.2%)
	Commercial Mortgage-Backed Securities (1.2%)
225	WFRBS Commercial Mortgage Trust	4.09 (c)	6/15/2045	228
520	WFRBS Commercial Mortgage Trust	2.45	11/15/2045	515
	Total Financials			743
	Total Commercial Mortgage Securities (cost: $742)			743
	CORPORATE OBLIGATIONS (50.7%)
	Consumer Discretionary (3.2%)
	Cable & Satellite (0.8%)
500	Time Warner Cable, LLC	5.00	2/01/2020	511
	Casinos & Gaming (0.7%)
400	International Game Technology plc(a)	5.63	2/15/2020	409
	Homebuilding (1.3%)
300	Lennar Corp.	2.95	11/29/2020	293
500	Toll Brothers Finance Corp.	4.00	12/31/2018	501
				794
	Housewares & Specialties (0.4%)
242	Newell Brands, Inc.	2.60	3/29/2019	241
	Total Consumer Discretionary			1,955
	Consumer Staples (4.3%)
	Distillers & Vintners (0.6%)
400	Constellation Brands, Inc.	2.70	5/09/2022	388
	Drug Retail (0.4%)
250	Walgreens Boots Alliance, Inc.	2.70	11/18/2019	249
	Packaged Foods & Meats (1.2%)
750	Mondelez International Holdings Netherlands B.V.(a)	1.63	10/28/2019	739
	Tobacco (2.1%)
500	Altria Group, Inc.	4.75	5/05/2021	520

14      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 750	Philip Morris International, Inc.	2.90%	11/15/2021	$ 745
				1,265
	Total Consumer Staples			2,641
	Energy (5.6%)
	Oil & Gas Exploration & Production (0.7%)
400	Southwestern Energy Co.	5.30	1/23/2020	405
	Oil & Gas Storage & Transportation (4.9%)
271	Andeavor Logistics, LP / Tesoro Logistics Finance Corp.	3.50	12/01/2022	267
500	DCP Midstream Operating, LP(a)	5.35	3/15/2020	513
500	Energy Transfer Equity, LP	7.50	10/15/2020	539
400	Enterprise Products Operating, LLC	2.55	10/15/2019	398
400	EQT Midstream Partners, LP	4.75	7/15/2023	406
400	NuStar Logistics, LP	4.80	9/01/2020	405
500	Rockies Express Pipeline, LLC(a)	5.63	4/15/2020	518
				3,046
	Total Energy			3,451
	Financials (17.2%)
	Asset Management & Custody Banks (1.6%)
500	Ares Capital Corp.	4.88	11/30/2018	502
500	FS Investment Corp.	4.00	7/15/2019	501
				1,003
	Consumer Finance (2.2%)
500	Ally Financial, Inc.	3.50	1/27/2019	501
350	Capital One Financial Corp.	2.40	10/30/2020	344
500	Navient Corp.	8.00	3/25/2020	531
				1,376
	Diversified Banks (3.5%)
500	Bank of America Corp.	2.15	11/09/2020	490
400	Citigroup, Inc. (3 mo. USD LIBOR + 0.72%)	3.14 (d)	1/24/2023	395
294	Citizens Bank, N.A.	2.25	10/30/2020	287
500	U.S. Bank, N.A.	2.85	1/23/2023	491
500	Wells Fargo & Co.	3.00	1/22/2021	498
				2,161
	Life & Health Insurance (3.5%)
500	New York Life Global Funding(a)	2.00	4/13/2021	487
750	Nuveen Finance, LLC(a)	2.95	11/01/2019	749
400	Primerica, Inc.	4.75	7/15/2022	412
500	Reliance Standard Life Global Funding(a)	2.50	1/15/2020	496
				2,144
	Multi-Line Insurance (0.7%)
400	Assurant, Inc. (3 mo. USD LIBOR + 1.25%)	3.59 (b)	3/26/2021	401

Portfolio of Investments    |      15

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Regional Banks (4.4%)
$ 500	Associated Bank, N.A.	3.50%	8/13/2021	$ 500
200	Cadence BanCorp(a)	4.88	6/28/2019	201
500	Huntington National Bank	2.40	4/01/2020	494
500	National City Corp.	6.88	5/15/2019	514
400	Regions Bank	2.75	4/01/2021	394
250	Santander Holdings USA, Inc.	3.40	1/18/2023	243
400	SunTrust Banks, Inc.	2.90	3/03/2021	397
				2,743
	Thrifts & Mortgage Finance (1.3%)
300	Astoria Financial Corp.	3.50	6/08/2020	300
500	Flagstar Bancorp, Inc.	6.13	7/15/2021	523
				823
	Total Financials			10,651
	Health Care (5.1%)
	Health Care Equipment (0.4%)
250	Medtronic, Inc.	2.50	3/15/2020	249
	Health Care Facilities (1.2%)
500	HCA, Inc.	6.50	2/15/2020	520
250	Orlando Health Obligated Group	2.72	10/01/2019	249
				769
	Health Care Services (3.1%)
400	CVS Health Corp.	2.13	6/01/2021	387
500	DaVita, Inc. (1 mo. LIBOR + 2.75%) (e)	4.83	6/24/2021	503
500	Elanco Animal Health, Inc.(a)	3.91	8/27/2021	502
500	Express Scripts, Inc. (1 mo. LIBOR + 1.13%) (e)	3.20	4/28/2020	499
				1,891
	Pharmaceuticals (0.4%)
250	Shire Acquisitions Investments Ireland Designated Activity Co.	1.90	9/23/2019	247
	Total Health Care			3,156
	Industrials (2.4%)
	Trading Companies & Distributors (0.8%)
500	Aircastle Ltd.	4.63	12/15/2018	503
	Trucking (1.6%)
500	Ryder System, Inc.	2.25	9/01/2021	484
500	TTX Co.(a)	2.60	6/15/2020	493
				977
	Total Industrials			1,480

16      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Information Technology (0.9%)
	Technology Distributors (0.7%)
$ 400	Anixter, Inc.	5.63%	5/01/2019	$ 407
	Technology Hardware, Storage, & Peripherals (0.2%)
153	Dell, Inc. (1 mo. LIBOR + 1.50%) (e)	3.58	12/31/2018	153
	Total Information Technology			560
	Materials (3.6%)
	Commodity Chemicals (0.8%)
500	INVISTA Finance, LLC(a)	4.25	10/15/2019	504
	Diversified Chemicals (0.8%)
500	Huntsman International, LLC	4.88	11/15/2020	513
	Metal & Glass Containers (0.7%)
400	Greif, Inc.	7.75	8/01/2019	416
	Specialty Chemicals (0.7%)
400	Ecolab, Inc.	4.35	12/08/2021	414
	Steel (0.6%)
400	Reliance Steel & Aluminum Co.	4.50	4/15/2023	408
	Total Materials			2,255
	Real Estate (2.6%)
	REITs - Health Care (1.4%)
300	Sabra Health Care, LP / Sabra Capital Corp.	5.38	6/01/2023	305
500	Senior Housing Properties Trust	6.75	12/15/2021	535
				840
	REITs - Office (0.6%)
400	Select Income REIT	3.60	2/01/2020	398
	REITs - Residential (0.6%)
400	AvalonBay Communities, Inc.	3.63	10/01/2020	403
	Total Real Estate			1,641
	Telecommunication Services (3.1%)
	Integrated Telecommunication Services (2.6%)
500	AT&T, Inc.	2.45	6/30/2020	494
500	Frontier Communications Corp.	8.13	10/01/2018	501
580	Verizon Communications, Inc. (3 mo. USD LIBOR + 1.75%)	4.09 (b)	9/14/2018	580
				1,575
	Wireless Telecommunication Services (0.5%)
325	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II, LLC / Sprint Spectrum Co. III, LLC(a)	3.36	3/20/2023	324
	Total Telecommunication Services			1,899

Portfolio of Investments    |      17

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Utilities (2.7%)
	Electric Utilities (2.1%)
$ 400	AEP Texas, Inc.	2.40%	10/01/2022	$ 385
400	DPL, Inc.	6.75	10/01/2019	414
500	Sierra Pacific Power Co.	3.38	8/15/2023	501
				1,300
	Multi-Utilities (0.6%)
400	Sempra Energy	2.90	2/01/2023	388
	Total Utilities			1,688
	Total Corporate Obligations (cost: $31,595)			31,377
	EURODOLLAR AND YANKEE OBLIGATIONS (9.5%)
	Consumer Discretionary (0.8%)
	Automobile Manufacturers (0.8%)
500	Nissan Motor Acceptance Corp.(a)	2.35	3/04/2019	499
	Consumer Staples (2.2%)
	Food Retail (0.8%)
500	Alimentation Couche-Tard, Inc.(a)	2.70	7/26/2022	483
	Household Products (0.6%)
400	Reckitt Benckiser Treasury Services plc(a)	2.38	6/24/2022	386
	Tobacco (0.8%)
500	B.A.T. International Finance plc	1.63	9/09/2019	493
	Total Consumer Staples			1,362
	Energy (0.8%)
	Integrated Oil & Gas (0.8%)
500	Petrobras Global Finance B.V. (3 mo. USD LIBOR + 2.14%)	4.48 (b)	1/15/2019	502
	Financials (1.9%)
	Diversified Banks (1.3%)
300	Banco Santander Chile(a)	2.50	12/15/2020	294
250	BBVA Bancomer S.A.(a)	6.50	3/10/2021	262
250	Santander UK Group Holdings plc (3 mo. USD LIBOR + 1.08%)	3.37 (d)	1/05/2024	242
				798
	Other Diversified Financial Services (0.6%)
400	ORIX Corp.	2.95	7/23/2020	395
	Total Financials			1,193
	Health Care (0.8%)
	Pharmaceuticals (0.8%)
500	Teva Pharmaceutical Finance Netherlands B.V.	1.70	7/19/2019	491

18      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Industrials (2.2%)
	Airlines (0.2%)
$ 105	Virgin Australia Pass-Through Trust(a)	5.00%	4/23/2025	$ 107
	Airport Services (0.8%)
475	Heathrow Funding Ltd.(a)	4.88	7/15/2023	496
	Industrial Conglomerates (1.2%)
750	CK Hutchison International Ltd.(a)	2.75	3/29/2023	719
	Total Industrials			1,322
	Real Estate (0.8%)
	REITs - Retail (0.8%)
500	Scentre Group Trust(a)	2.38	4/28/2021	484
	Total Eurodollar and Yankee Obligations (cost: $5,956)			5,853
	FOREIGN GOVERNMENT OBLIGATIONS (2.7%)
700	Province of Alberta	1.90	12/06/2019	693
500	Province of Ontario	1.63	1/18/2019	498
500	Province of Quebec	2.75	8/25/2021	497
	Total Foreign Government Obligations (cost: $1,704)			1,688
	MUNICIPAL OBLIGATIONS (4.3%)
	California (0.4%)
250	City of San Jose Redev. Agency Successor Agency	2.63	8/01/2022	246
	Connecticut (0.8%)
500	State (f)	3.75	9/15/2020	505
	Illinois (0.8%)
500	City of Chicago Wastewater Transmission	3.73	1/01/2020	501
	New Jersey (1.0%)
150	EDA	3.30	6/15/2019	151
150	EDA	3.50	6/15/2020	151
300	Educational Facilities Auth.	2.47	9/01/2021	291
				593
	Texas (1.3%)
150	City of Houston	2.62	3/01/2021	149
150	City of Houston	2.77	3/01/2022	148
500	State (f)	3.11	10/01/2023	501
				798
	Total Municipal Obligations (cost: $2,663)			2,643
	U.S. TREASURY SECURITIES (13.5%)
	Notes (13.5%)(g)
1,680	1.13%, 7/31/2021			1,607
1,250	1.25%, 7/31/2023 (h)			1,165
600	1.63%, 7/31/2019			596

Portfolio of Investments    |      19

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 1,850	1.63%, 7/31/2020			$ 1,816
1,000	1.63%, 10/15/2020			979
2,250	1.88%, 9/30/2022			2,176
	Total U.S. Treasury Securities (cost: $8,439)			8,339
	Total Bonds (cost: $59,795)			59,327
	MONEY MARKET INSTRUMENTS (5.0%)
	COMMERCIAL PAPER (4.5%)
500	Baptist Health Care	2.90%	12/06/2018	499
575	CenterPoint Energy, Inc.(a)	2.15	9/05/2018	575
575	Eversource Energy(a)	2.15	9/07/2018	575
575	Hyundai Capital America(a)	2.15	9/11/2018	575
573	Spectra Energy Partners, LP(a)	2.23	9/13/2018	573
	Total Commercial Paper (cost: $2,797)			2,797

Number of Shares
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
330,562	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(i) (cost: $331)	331
	Total Money Market Instruments (cost: $3,128)	3,128
	Total Investments (cost: $62,923)	$ 62,455

20      |     USAA Core Bond ETFs

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Bonds:
Asset-Backed Securities	$ —	$ 6,692	$—	$ 6,692
Collateralized Loan Obligations	—	1,992	—	1,992
Commercial Mortgage Securities	—	743	—	743
Corporate Obligations	—	31,377	—	31,377
Eurodollar and Yankee Obligations	—	5,853	—	5,853
Foreign Government Obligations	—	1,688	—	1,688
Municipal Obligations	—	2,643	—	2,643
U.S. Treasury Securities	8,339	—	—	8,339
Money Market Instruments:
Commercial Paper	—	2,797	—	2,797
Government & U.S. Treasury Money Market Funds	331	—	—	331
Total	$8,670	$53,785	$—	$62,455
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

Portfolio of Investments    |      21

USAA Core Intermediate-Term Bond ETF
August 31, 2018
Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	BONDS (97.8%)
	ASSET-BACKED SECURITIES (2.5%)
	Financials (2.5%)
	Asset-Backed Financing (2.2%)
$ 1,000	Navient Student Loan Trust (1 mo. USD LIBOR + 1.15%)(a)	3.21% (b)	3/25/2067	$ 1,003
1,000	PSNH Funding, LLC	3.81	2/01/2035	1,019
459	SLM Student Loan Trust (3 mo. USD LIBOR + 0.22%)	2.56 (b)	1/27/2042	438
296	SLM Student Loan Trust (3 mo. USD LIBOR + 0.22%)	2.56 (b)	3/25/2044	280
500	Tesla Auto Lease Trust(a)	2.75	2/20/2020	498
				3,238
	Other Asset-Backed Securities (0.3%)
500	VB-S1 Issuer, LLC(a)	3.41	2/15/2048	497
	Total Financials			3,735
	Total Asset-Backed Securities (cost: $3,718)			3,735
	COLLATERALIZED LOAN OBLIGATIONS (0.7%)
	Financials (0.7%)
1,000	Octagon Investment Partners Ltd. (3 mo. USD LIBOR + 0.85%)(a) (cost: $1,000)	3.19 (b)	7/15/2027	997
	COMMERCIAL MORTGAGE SECURITIES (0.9%)
	Financials (0.9%)
	Commercial Mortgage-Backed Securities (0.9%)
500	Citigroup Commercial Mortgage Trust	3.79 (c)	9/15/2050	499
813	J.P.Morgan Chase Commercial Mortgage Securities Trust(a)	5.83 (c)	11/15/2043	837
	Total Financials			1,336
	Total Commercial Mortgage Securities (cost: $1,366)			1,336
	CORPORATE OBLIGATIONS (39.1%)
	Consumer Discretionary (2.8%)
	Apparel Retail (0.2%)
250	L Brands, Inc.	5.63	10/15/2023	251
	Automotive Retail (0.2%)
300	AutoZone, Inc.	3.75	6/01/2027	292

22      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Cable & Satellite (1.5%)
$ 500	Charter Communications Operating, LLC / Charter Communications Operating Capital	4.50%	2/01/2024	$ 506
500	Charter Communications Operating, LLC / Charter Communications Operating Capital	3.75	2/15/2028	463
750	Comcast Corp.	3.55	5/01/2028	728
500	CSC Holdings, LLC(a)	6.63	10/15/2025	521
				2,218
	Department Stores (0.3%)
500	JC Penney Corp., Inc.(a)	5.88	7/01/2023	451
	Homebuilding (0.3%)
500	DR Horton, Inc.	4.75	2/15/2023	515
	Housewares & Specialties (0.3%)
500	Newell Brands, Inc.	4.20	4/01/2026	483
	Total Consumer Discretionary			4,210
	Consumer Staples (2.4%)
	Agricultural Products (0.2%)
302	Bunge Ltd. Finance Corp.	3.25	8/15/2026	276
	Brewers (0.1%)
250	Molson Coors Brewing Co.	3.00	7/15/2026	230
	Distillers & Vintners (0.5%)
750	Constellation Brands, Inc.	3.50	5/09/2027	711
	Food Retail (0.6%)
500	Aramark Services, Inc.(a)	5.00	2/01/2028	491
500	Kroger Co.	3.50	2/01/2026	482
				973
	Packaged Foods & Meats (1.0%)
500	B&G Foods, Inc.	5.25	4/01/2025	487
1,000	General Mills, Inc.	4.55	4/17/2038	985
				1,472
	Total Consumer Staples			3,662
	Energy (5.6%)
	Oil & Gas Drilling (0.7%)
500	Nabors Industries, Inc.	4.63	9/15/2021	499
500	Transocean Guardian Ltd.(a)	5.88	1/15/2024	504
				1,003
	Oil & Gas Exploration & Production (0.8%)
160	Continental Resources, Inc.	5.00	9/15/2022	162
500	Murphy Oil Corp.	5.75	8/15/2025	503
500	Southwestern Energy Co.	7.75	10/01/2027	531
				1,196

Portfolio of Investments    |      23

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Oil & Gas Refining & Marketing (0.3%)
$ 500	Andeavor Logistics, LP / Tesoro Logistics Finance Corp.	4.25%	12/01/2027	$ 494
	Oil & Gas Storage & Transportation (3.8%)
1,500	Boardwalk Pipelines, LP	4.45	7/15/2027	1,468
500	Energy Transfer Partners, LP (3 mo. LIBOR + 3.02%)	5.36 (b)	11/01/2066	450
500	EQT Midstream Partners, LP	4.75	7/15/2023	508
750	MPLX, LP	4.00	3/15/2028	725
500	NuStar Logistics, LP	4.75	2/01/2022	496
500	ONEOK, Inc.	4.55	7/15/2028	506
1,000	Sabal Trail Transmission, LLC(a)	4.25	5/01/2028	1,015
500	Western Gas Partners, LP	4.50	3/01/2028	492
				5,660
	Total Energy			8,353
	Financials (9.4%)
	Asset Management & Custody Banks (0.7%)
500	Ares Capital Corp.	4.25	3/01/2025	485
500	Main Street Capital Corp.	4.50	12/01/2022	497
				982
	Consumer Finance (0.9%)
1,000	Capital One Financial Corp.	3.75	7/28/2026	941
500	Synchrony Financial	4.50	7/23/2025	487
				1,428
	Diversified Banks (1.9%)
1,000	Bank of America Corp. (3 mo. USD LIBOR + 1.51%)	3.71 (d)	4/24/2028	968
1,000	Citigroup, Inc.	4.13	7/25/2028	970
1,000	Wells Fargo & Co.	3.00	10/23/2026	936
				2,874
	Investment Banking & Brokerage (0.3%)
500	Goldman Sachs Group, Inc. (3 mo. USD LIBOR + 0.75%)	3.06 (b)	2/23/2023	502
	Life & Health Insurance (0.7%)
500	American Equity Investment Life Holding Co.	5.00	6/15/2027	493
500	Lincoln National Corp.	3.80	3/01/2028	487
				980
	Other Diversified Financial Services (0.3%)
500	AXA Equitable Holdings, Inc.(a)	4.35	4/20/2028	486
	Property & Casualty Insurance (1.0%)
1,000	Mercury General Corp.	4.40	3/15/2027	976

24      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 500	Old Republic International Corp.	3.88%	8/26/2026	$ 485
				1,461
	Regional Banks (2.3%)
750	BB&T Corp.	4.25	9/30/2024	767
500	CIT Group, Inc.	5.25	3/07/2025	510
500	Fifth Third Bancorp	3.95	3/14/2028	497
500	KeyBank, N.A.	3.40	5/20/2026	479
300	MUFG Americas Holdings Corp.	2.25	2/10/2020	297
250	Santander Holdings USA, Inc.	3.40	1/18/2023	243
750	Santander Holdings USA, Inc.	4.40	7/13/2027	731
				3,524
	REITs - Mortgage (0.7%)
1,000	Starwood Property Trust, Inc.(a)	3.63	2/01/2021	978
	Thrifts & Mortgage Finance (0.6%)
925	Astoria Financial Corp.	3.50	6/08/2020	925
	Total Financials			14,140
	Health Care (3.8%)
	Biotechnology (0.3%)
500	Celgene Corp.	3.90	2/20/2028	488
	Health Care Equipment (0.3%)
500	Becton Dickinson & Co.	3.70	6/06/2027	480
	Health Care Facilities (1.4%)
480	Eastern Maine Healthcare Systems	3.71	7/01/2026	449
500	HCA, Inc.	4.50	2/15/2027	496
500	Orlando Health Obligated Group	3.78	10/01/2028	497
750	Premier Health Partners	2.91	11/15/2026	689
				2,131
	Health Care Services (1.1%)
500	CVS Health Corp.	4.30	3/25/2028	497
500	DaVita, Inc.	5.00	5/01/2025	476
500	Express Scripts, Inc. (1 mo. LIBOR + 1.13%) (e)	3.20	4/28/2020	499
250	Quest Diagnostics, Inc.	3.45	6/01/2026	239
				1,711
	Pharmaceuticals (0.7%)
500	Mallinckrodt International Finance S.A. / Mallinckrodt CB, LLC(a)	4.88	4/15/2020	501
500	Mylan N.V.	3.95	6/15/2026	475
				976
	Total Health Care			5,786
	Industrials (5.0%)
	Aerospace & Defense (0.5%)
250	Arconic, Inc.	5.13	10/01/2024	252

Portfolio of Investments    |      25

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 500	Northrop Grumman Corp.	3.25%	1/15/2028	$ 475
				727
	Airlines (1.3%)
500	American Airlines, Inc. Pass-Through Trust	3.60	4/15/2031	487
1,000	Delta Air Lines, Inc.	4.38	4/19/2028	979
500	United Airlines Pass Through Trust	3.70	9/01/2031	490
				1,956
	Construction Machinery & Heavy Trucks (0.3%)
500	Wabtec Corp.	3.45	11/15/2026	466
	Electrical Components & Equipment (0.6%)
1,000	Hubbell, Inc.	3.50	2/15/2028	956
	Industrial Machinery (0.5%)
250	Flowserve Corp.	4.00	11/15/2023	248
500	Ingersoll-Rand Global Holding Co. Ltd.	3.75	8/21/2028	492
				740
	Trading Companies & Distributors (0.8%)
500	ILFC E-Capital Trust (Highest of 3 mo. LIBOR/10 Year CMT/30 Year CMT + 1.55%) (a)	4.57 (b)	12/21/2065	457
750	United Rentals North America, Inc.	5.50	7/15/2025	768
				1,225
	Trucking (1.0%)
500	Penske Truck Leasing Co., LP / PTL Finance Corp.(a)	3.95	3/10/2025	496
1,000	Ryder System, Inc.	3.40	3/01/2023	994
				1,490
	Total Industrials			7,560
	Information Technology (2.0%)
	Application Software (1.0%)
1,000	salesforce.com, Inc.	3.70	4/11/2028	1,001
497	Solera, LLC (1 mo. LIBOR + 2.75%) (e)	4.83	3/03/2023	498
				1,499
	Communications Equipment (0.5%)
750	Motorola Solutions, Inc.	4.60	2/23/2028	747
	Data Processing & Outsourced Services (0.2%)
400	First Data Corp.(a)	5.00	1/15/2024	402
	Technology Hardware, Storage, & Peripherals (0.3%)
422	Dell, Inc. (1 mo. LIBOR + 1.50%) (e)	3.58	12/31/2018	422
	Total Information Technology			3,070

26      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Materials (3.6%)
	Aerospace & Defense (0.2%)
$ 250	Arconic, Inc.	5.90%	2/01/2027	$ 254
	Commodity Chemicals (0.3%)
250	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., LP(a)	3.30	5/01/2023	249
250	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., LP(a)	3.70	6/01/2028	249
				498
	Construction Materials (0.7%)
625	Martin Marietta Materials, Inc.	3.50	12/15/2027	581
500	Vulcan Materials Co.	3.90	4/01/2027	483
				1,064
	Fertilizers & Agricultural Chemicals (0.6%)
1,000	Mosaic Co.	4.05	11/15/2027	974
	Metal & Glass Containers (0.7%)
500	Ball Corp.	4.88	3/15/2026	499
500	Crown Americas, LLC / Crown Americas Capital Corp.(a)	4.75	2/01/2026	481
				980
	Paper Packaging (0.8%)
750	International Paper Co.	3.00	2/15/2027	696
500	Packaging Corp. of America	3.40	12/15/2027	477
				1,173
	Steel (0.3%)
500	Reliance Steel & Aluminum Co.	4.50	4/15/2023	510
	Total Materials			5,453
	Real Estate (2.3%)
	REITs - Health Care (0.6%)
825	Sabra Health Care, LP / Sabra Capital Corp.	5.38	6/01/2023	839
	REITs - Hotel & Resort (0.3%)
500	Hospitality Properties Trust	4.95	2/15/2027	499
	REITs - Office (0.6%)
500	Hudson Pacific Properties, LP	3.95	11/01/2027	473
500	Vornado Realty, LP	3.50	1/15/2025	483
				956
	REITs - Residential (0.5%)
750	AvalonBay Communities, Inc.	3.20	1/15/2028	720
	REITs - Specialized (0.3%)
500	EPR Properties	4.95	4/15/2028	498
	Total Real Estate			3,512

Portfolio of Investments    |      27

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Telecommunication Services (0.7%)
	Wireless Telecommunication Services (0.7%)
$ 500	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II, LLC / Sprint Spectrum Co. III, LLC(a)	4.74%	9/20/2029	$ 501
500	T-Mobile USA, Inc.	4.75	2/01/2028	472
	Total Telecommunication Services			973
	Utilities (1.5%)
	Electric Utilities (0.8%)
198	DPL, Inc.	6.75	10/01/2019	205
1,000	Entergy Louisiana, LLC	4.00	3/15/2033	1,020
				1,225
	Water Utilities (0.7%)
1,000	American Water Capital Corp.	2.95	9/01/2027	953
	Total Utilities			2,178
	Total Corporate Obligations (cost: $60,011)			58,897
	EURODOLLAR AND YANKEE OBLIGATIONS (13.0%)
	Consumer Discretionary (1.3%)
	Automobile Manufacturers (1.3%)
1,000	BMW U.S. Capital, LLC(a)	3.75	4/12/2028	997
1,000	Daimler Finance, N.A., LLC(a)	3.70	5/04/2023	1,003
	Total Consumer Discretionary			2,000
	Consumer Staples (1.9%)
	Brewers (1.0%)
1,000	Anheuser-Busch InBev Finance, Inc.	3.65	2/01/2026	980
500	Anheuser-Busch InBev Worldwide, Inc.	4.38	4/15/2038	490
				1,470
	Distillers & Vintners (0.9%)
500	Bacardi Ltd.(a)	4.45	5/15/2025	502
1,000	Becle S.A.B de C.V.(a)	3.75	5/13/2025	962
				1,464
	Total Consumer Staples			2,934
	Energy (0.9%)
	Integrated Oil & Gas (0.4%)
500	Petroleos Mexicanos	6.50	3/13/2027	507
	Oil & Gas Exploration & Production (0.5%)
250	Aker BP ASA(a)	6.00	7/01/2022	258
500	Aker BP ASA(a)	5.88	3/31/2025	521
				779
	Total Energy			1,286

28      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Financials (4.5%)
	Diversified Banks (3.5%)
$ 500	ABN AMRO Bank N.V.(a)	4.80%	4/18/2026	$ 509
600	Banco Santander S.A.	4.38	4/12/2028	582
500	Bank of Montreal (5-Yr. Semi-Annual USD Swap +1.43%)	3.80 (d)	12/15/2032	471
1,000	BPCE S.A.(a)	3.25	1/11/2028	931
600	Cooperatieve Rabobank UA (5-Yr. Semi-Annual USD Swap + 1.89%)	4.00 (d)	4/10/2029	582
250	Credit Agricole S.A.(a)	3.25	10/04/2024	236
500	Credit Suisse Group Funding Guernsey Ltd.	3.75	3/26/2025	486
250	Lloyds Banking Group plc (3 mo. USD LIBOR + 0.81%)	2.91 (d)	11/07/2023	239
250	Lloyds Banking Group plc (3 mo. USD LIBOR + 1.21%)	3.57 (d)	11/07/2028	231
500	Royal Bank of Scotland Group plc	6.13	12/15/2022	525
500	Standard Chartered plc (3 mo. USD LIBOR + 1.97%) (a)	4.87 (d)	3/15/2033	491
				5,283
	Multi-Line Insurance (0.3%)
500	Fairfax Financial Holdings Ltd.(a)	4.85	4/17/2028	501
	Thrifts & Mortgage Finance (0.7%)
750	Nationwide Building Society (3 mo. USD LIBOR + 1.45%) (a)	4.36 (d)	8/01/2024	755
250	Nationwide Building Society (3 mo. USD LIBOR + 1.39%) (a)	4.30 (d)	3/08/2029	243
				998
	Total Financials			6,782
	Health Care (0.3%)
	Pharmaceuticals (0.3%)
500	Teva Pharmaceutical Finance IV B.V.	3.65	11/10/2021	486
	Industrials (1.1%)
	Airlines (0.6%)
208	Air Canada Pass-Through Trust(a)	5.38	11/15/2022	212
750	British Airways Pass-Through Trust(a)	3.80	3/20/2033	751
				963
	Industrial Conglomerates (0.5%)
750	CK Hutchison International Ltd.(a)	3.50	4/05/2027	722
	Total Industrials			1,685
	Materials (2.5%)
	Construction Materials (0.7%)
250	CEMEX Finance, LLC(a)	6.00	4/01/2024	257
250	Cemex SAB de CV(a)	7.75	4/16/2026	272

Portfolio of Investments    |      29

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 500	LafargeHolcim Finance U.S., LLC(a)	3.50%	9/22/2026	$ 459
				988
	Diversified Metals & Mining (0.8%)
750	Anglo American Capital plc(a)	4.00	9/11/2027	693
500	Glencore Funding, LLC(a)	4.00	3/27/2027	470
				1,163
	Fertilizers & Agricultural Chemicals (0.3%)
500	Syngenta Finance N.V.(a)	3.93	4/23/2021	502
	Gold (0.3%)
500	Kinross Gold Corp.	5.95	3/15/2024	516
	Steel (0.4%)
500	Vale Overseas Ltd.	6.25	8/10/2026	551
	Total Materials			3,720
	Utilities (0.5%)
	Electric Utilities (0.5%)
750	Comision Federal de Electricidad(a)	4.88	5/26/2021	768
	Total Eurodollar and Yankee Obligations (cost: $20,146)			19,661
	MUNICIPAL OBLIGATIONS (2.6%)
	California (0.3%)
500	San Jose Redev. Agency Successor Agency	3.13	8/01/2028	482
	Illinois (0.3%)
500	Finance Auth.	3.55	8/15/2029	487
	Kentucky (0.3%)
500	Economic Dev. Finance Auth.	3.82	12/01/2027	494
	Massachusetts (0.3%)
500	Boston Medical Center Corp.	3.91	7/01/2028	486
	New York (0.3%)
500	Town of Oyster Bay	3.55	2/01/2019	501
	Oklahoma (0.4%)
500	Dev. Finance Auth.	5.45	8/15/2028	526
	Pennsylvania (0.3%)
500	Commonwealth Financing Auth.	3.63	6/01/2029	491
	Texas (0.4%)
500	Ector County Hospital District	6.80	9/15/2025	509
	Total Municipal Obligations (cost: $4,003)			3,976
	U.S. GOVERNMENT AGENCY ISSUES (10.5%)(j)
	Collateralized-Mortgage Obligations (1.4%)
1,988	Freddie Mac (+)	4.00	6/15/2029	2,056

30      |     USAA Core Bond ETFs

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
	Commercial Mortgage-Backed Securities (1.1%)
$ 500	Fannie Mae (+)	3.14% (c)	3/25/2028	$ 487
86	Freddie Mac (+)	3.19 (c)	9/25/2027	85
500	Freddie Mac (+)	3.29	11/25/2027	497
100	Freddie Mac (+)	3.46	11/25/2032	98
500	Freddie Mac (+)	3.65 (c)	2/25/2028	510
				1,677
	Mortgage-Backed Pass-Through Securities (8.0%)
1,990	Fannie Mae (+)	3.50	1/01/2047	1,982
951	Fannie Mae (+)	3.50	4/01/2047	947
574	Fannie Mae (+)	3.50	7/01/2047	571
563	Freddie Mac (+)	3.00	2/01/2033	559
1,586	Freddie Mac (+)	3.50	5/01/2033	1,610
3,587	Freddie Mac (+)	3.50	6/01/2046	3,575
260	Freddie Mac (+)	3.50	8/01/2046	259
91	Freddie Mac (+)	3.50	7/01/2047	91
364	Freddie Mac (+)	4.00	11/01/2044	372
595	Freddie Mac (+)	4.00	9/01/2045	607
347	Freddie Mac (+)	4.00	11/01/2045	354
381	Freddie Mac (+)	4.00	2/01/2046	388
235	Freddie Mac (+)	4.00	3/01/2046	240
275	Freddie Mac (+)	4.00	5/01/2046	281
235	Freddie Mac (+)(f)	4.50	12/01/2045	246
				12,082
	Total U.S. Government Agency Issues (cost: $16,079)			15,815
	U.S. TREASURY SECURITIES (28.5%)
	Bonds (5.3%)(g)
700	2.75%, 8/15/2021 (h)			701
500	2.75%, 8/15/2047			475
500	2.75%, 11/15/2047			475
3,500	3.00%, 2/15/2048			3,494
1,770	3.50%, 2/15/2039			1,922
750	4.38%, 2/15/2038			911
				7,978
	Notes (23.2%)(g)
400	2.00%, 10/31/2022			389
24,550	2.00%, 4/30/2024 (k)			23,564
195	2.25%, 2/15/2021			193
1,700	2.25%, 11/15/2027			1,618
2,000	2.38%, 3/15/2021			1,985
3,850	2.38%, 4/15/2021 (l)			3,821
850	2.75%, 2/28/2025			848

Portfolio of Investments    |      31

Principal Amount (000)	Security	Coupon Rate	Maturity	Market Value (000)
$ 2,600	2.75%, 2/15/2028			$ 2,577
				34,995
	Total U.S. Treasury Securities (cost: $43,419)			42,973
	Total Bonds (cost: $149,742)			147,390

Number of Shares
	MONEY MARKET INSTRUMENTS (1.6%)
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
2,336,464	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(i) (cost: $2,336)	2,336
	Total Investments (cost: $152,078)	$ 149,726

Number of Contracts	Description	Expiration Date	Notional Amount (000)	Contract Value (000)	Unrealized Appreciation/(Depreciation) (000)
FUTURES (0.3%)
SHORT FUTURES
Interest Rate Contracts
2	U.S. Treasury Bond	12/19/2018	USD (287)	$ (288)	$ (1)
2	U.S. Treasury Note	12/31/2018	USD (227)	(227)	-
	Total Short Futures			$ (515)	$ (1)
	Total Futures			$ (515)	$ (1)

32      |     USAA Core Bond ETFs

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Bonds:
Asset-Backed Securities	$ —	$ 3,735	$—	$ 3,735
Collateralized Loan Obligations	—	997	—	997
Commercial Mortgage Securities	—	1,336	—	1,336
Corporate Obligations	—	58,897	—	58,897
Eurodollar and Yankee Obligations	—	19,661	—	19,661
Municipal Obligations	—	3,976	—	3,976
U.S. Government Agency Issues	—	15,815	—	15,815
U.S. Treasury Securities	42,973	—	—	42,973
Money Market Instruments:
Government & U.S. Treasury Money Market Funds	2,336	—	—	2,336
Total	$45,309	$104,417	$—	$149,726

Liabilities	LEVEL 1	LEVEL 2	LEVEL 3	Total
Futures (1)	$(1)	$—	$—	$(1)
Total	$(1)	$—	$—	$(1)

(1)	Futures are valued at the unrealized appreciation/(depreciation) on the investment.
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

Portfolio of Investments    |      33

Notes to Portfolios of Investments
August 31, 2018

■	GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.
The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.2% of net assets for USAA Core Short-Term Bond ETF and 13.7% of net assets for USAA Core Intermediate-Term Bond ETF at August 31, 2018.
■	CATEGORIES AND DEFINITIONS
Eurodollar and Yankee obligations – Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.
Asset-backed and commercial mortgage-backed securities – Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is

34      |     USAA Core Bond ETFs

calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages paydown.
Collateralized loan obligations (CLOs) – Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.
Commercial paper – Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing. Rate represents an annualized yield at time of purchase or coupon rate, if applicable.
■ PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CMT	Constant Maturity Treasury
EDA	Economic Development Authority
LIBOR	London Interbank Offered Rate
REITs	Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities

Notes to Portfolio of Investments    |      35

and revise when actual distributions are known.

■ SPECIFIC NOTES
(a)	Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA ETF Trust’s Board of Trustees, unless otherwise noted as illiquid.
(b)	Variable-rate security – interest rate is adjusted periodically. The interest rate disclosed represents the rate at August 31, 2018.
(c)	Stated interest rates may change slightly over time as underlying mortgages paydown.
(d)	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
(e)	Senior loan (loan) – is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the all in interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at August 31, 2018. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company, under liquidity guidelines approved by USAA ETF Trust’s Board of Trustees, unless otherwise noted as illiquid.
(f)	Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.
(g)	Rates for U.S. Treasury notes or bonds represent the stated

36      |     USAA Core Bond ETFs

coupon payment rate at time of issuance.
(h)	At August 31, 2018, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.
(i)	Rate represents the money market fund annualized seven-day yield at August 31, 2018.
(j)	U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Federal Home Loan Mortgage Corporation (Freddie Mac or FHLMC) and Federal National Mortgage Association (Fannie Mae or FNMA), indicated with a “+”, are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
(k)	For the USAA Core Intermediate-Term Bond ETF, securities with a value of $1,920,000 are segregated as collateral for initial margin requirements on open futures

Notes to Portfolio of Investments    |      37

contracts.
(l)	The security, or a portion thereof, is segregated to cover the value of open futures contracts at August 31, 2018.
See accompanying notes to financial statements.

38      |     USAA Core Bond ETFs

STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
August 31, 2018
	USAA Core Short-Term Bond ETF	USAA Core Intermediate-Term Bond ETF
ASSETS
Investments in securities, at market value (cost of $62,923 and $152,078, respectively)	$62,455	$149,726
Cash	2	5
Receivables:
Interest	439	1,270
Total assets	62,896	151,001
LIABILITIES
Payables:
Securities purchased	1,006	246
Variation margin on futures contracts	-	1
Accrued administration and operating service fees	8	20
Accrued management fees	10	31
Total liabilities	1,024	298
Net assets applicable to capital shares outstanding	$61,872	$150,703
NET ASSETS CONSIST OF:
Paid-in capital	$62,357	$153,003
Accumulated undistributed net investment income	38	92
Accumulated net realized loss on investments and futures transactions	(55)	(39)
Net unrealized depreciation of investments and futures contracts	(468)	(2,353)
Net assets applicable to capital shares outstanding	$61,872	$150,703
Capital shares outstanding, no par value	1,250	3,100
Net asset value, redemption price, and offering price per share	$ 49.50	$ 48.61
See accompanying notes to financial statements.

Financial Statements    |      39

STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Period ended August 31, 2018*
	USAA Core Short-Term Bond ETF	USAA Core Intermediate-Term Bond ETF
INVESTMENT INCOME
Interest	$ 984	$ 3,015
Total income	984	3,015
EXPENSES
Management fees	96	257
Administration and operating service fees	58	129
Total expenses	154	386
Management fee waiver	(19)	(43)
Net expenses	135	343
NET INVESTMENT INCOME	849	2,672
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS
Net realized loss on:
Investments	(55)	(35)
Futures transactions	-	(4)
Change in net unrealized appreciation/(depreciation) of:
Investments	(468)	(2,352)
Futures contracts	-	(1)
Net realized and unrealized loss	(523)	(2,392)
Increase in net assets resulting from operations	$ 326	$ 280

*	Funds commenced operations on October 24, 2017.
See accompanying notes to financial statements.

40      |     USAA Core Bond ETFs

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Period ended August 31, 2018*
	USAA Core Short-Term Bond ETF	USAA Core Intermediate-Term Bond ETF
FROM OPERATIONS
Net investment income	$ 849	$ 2,672
Net realized loss on investments	(55)	(35)
Net realized loss on futures transactions	-	(4)
Change in net unrealized appreciation/(depreciation) of:
Investments	(468)	(2,352)
Futures contracts	-	(1)
Increase in net assets resulting from operations	326	280
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(811)	(2,580)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	62,260	152,813
Other capital(Note 6)	97	190
Increase in net assets from capital share transactions	62,357	153,003
Net increase in net assets	61,872	150,703
NET ASSETS
Beginning of period	-	-
End of period	$61,872	$150,703
Accumulated undistributed net investment income:
End of period	$ 38	$ 92
CHANGE IN SHARES OUTSTANDING
Shares sold	1,250	3,100
Increase in shares outstanding	1,250	3,100

*	Funds commenced operations on October 24, 2017.
See accompanying notes to financial statements.

Financial Statements    |      41

Notes to Financial Statements
August 31, 2018

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA ETF TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of six separate exchange-traded funds. The information presented in this annual report pertains only to USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF (each, a Fund and collectively, the Funds), which are classified as diversified under the 1940 Act and are authorized to issue an unlimited number of shares. The Funds qualify as registered investment companies under Accounting Standards Codification Topic 946. The Funds have no fixed termination date and will continue unless the Funds are otherwise terminated under the terms of the Trust Agreement or unless and until required by law. USAA Asset Management Company (the Manager), an affiliate of the Funds, serves as the Funds’ investment adviser. The Funds commenced operations on October 24, 2017.
Investment Objectives
USAA Core Short-Term Bond ETF seeks high current income consistent with preservation of principal.
USAA Core Intermediate-Term Bond ETF seeks high current income without undue risk to principal.
A.   Security valuation – The Trust’s Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Funds to utilize independent pricing services, quotations from securities dealers,

42      |     USAA Core Bond ETFs

and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.
The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:
1.    Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Notes to Financial Statements    |      43

2.    Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time each Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.
3.    Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund’s foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to

44      |     USAA Core Bond ETFs

reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.
4.    Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.
5.    Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
6.     Repurchase agreements are valued at cost.
7.    Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the last reported sale price.
8.    In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause each Fund’s NAV to be more reliable than it otherwise would be.

Notes to Financial Statements    |      45

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
B.   Fair value measurements – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.
Level 2 – inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager’s own assumptions in determining the fair value.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
C.   Derivative instruments and hedging activities – The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in

46      |     USAA Core Bond ETFs

achieving the Fund’s investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange’s clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund’s derivative agreements held at August 31, 2018, did not include master netting provisions.
Futures contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

Notes to Financial Statements    |      47

Fair Values of Derivative Instruments as of August 31, 2018* (in thousands)
Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Interest Rate Contracts	Equity Contracts	Foreign Exchange Contracts	Total
USAA Core Intermediate-Term Bond ETF	Net unrealized depreciation of investments and futures contracts	$ (1) **	$ -	$ -	$ (1)
* For open derivative instruments as of August 31, 2018, see the Portfolio of Investments.
** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only the variation margin from the last business day of the reporting period is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the period ended August 31, 2018 (in thousands)
Net Realized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Interest Rate Contracts	Equity Contracts	Foreign Exchange Contracts	Total
USAA Core Intermediate-Term Bond ETF	Net realized loss on Futures transactions	$ (4)	$ -	$ -	$ (4)

Net Change in Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Interest Rate Contracts	Equity Contracts	Foreign Exchange Contracts	Total
USAA Core Intermediate-Term Bond ETF	Change in net unrealized appreciation/(depreciation) of Futures contracts	$ (1)	$ -	$ -	$ (1)
D.   Federal taxes – Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
For the period ended August 31, 2018, the Funds did not incur any income tax, interest, or penalties, and have recorded no

48      |     USAA Core Bond ETFs

liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor each Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on each Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.
E.   Investments in securities– Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.
F.   Securities purchased on a delayed-delivery or when-issued basis – Delivery and payment for securities that have been purchased by each Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each Fund receives a commitment fee for delayed draws on loans. Each Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of each Fund’s NAV to the extent that each Fund makes such purchases and commitments while remaining substantially fully invested.
G.   Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of

Notes to Financial Statements    |      49

representations and warranties that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.
H.   Use of estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.
(2)  LINE OF CREDIT
The Funds participate, along with other funds of the Trust and USAA Mutual Funds Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Funds may borrow from CAPCO an amount up to 5% of each Fund’s total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.
The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Effective September 30, 2018, the maximum annual facility fee will be 14.0 basis points of the amount of the committed loan agreement. The facility fees, which are paid by the Manager, are allocated among the funds of the Trusts based on their respective average net assets for the period.
The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.
The Funds had no borrowings under this agreement during the period ended August 31, 2018.

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(3)  DISTRIBUTIONS
The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The tax character of distributions paid during the period ended August 31, 2018 was as follows:
August 31, 2018	Ordinary income*	Total distributions paid
USAA Core Short-Term Bond ETF	$ 811,000	$ 811,000
USAA Core Intermediate-Term Bond ETF	2,580,000	2,580,000
As of August 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:
	Undistributed ordinary income*	Accumulated capital and other losses	Unrealized depreciation of investments
USAA Core Short-Term Bond ETF	$38,000	$(55,000)	$ (468,000)
USAA Core Intermediate-Term Bond ETF	92,000	(16,000)	(2,376,000)

*	Includes short-term realized capital gains, if any, which are taxable as ordinary income.
The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and futures contracts marked to market adjustments.
Distributions of net investment income are made monthly for each Fund. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

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At August 31, 2018, the Funds had had net capital loss carryforwards for federal income tax purposes as shown in the table below.
	No-expiration Short-Term	No-Expiration Long-Term	Total capital loss carryforward
USAA Core Short-Term Bond ETF	$55,000	$ -	$55,000
USAA Core Intermediate-Term Bond ETF	13,000	3,000	16,000
Tax Basis of Investments – At August 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
USAA Core Short-Term Bond ETF	$ 62,923,000	$ 51,000	$ (519,000)	$ (468,000)
USAA Core Intermediate-Term Bond ETF	152,102,000	267,000	(2,643,000)	(2,376,000)
(4)  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended August 31, 2018, were as shown below:
	Cost of purchases	Proceeds from sales/ maturities
USAA Core Short-Term Bond ETF	$ 64,831,000	$8,813,000
USAA Core Intermediate-Term Bond ETF	158,854,000	9,453,000
(5)  SECURITIES LENDING
Each Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial

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institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Funds’ securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Each Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in each Fund’s Portfolio of Investments and Statements of Assets and Liabilities while non-cash collateral is not included. At August 31, 2018, the Funds had no securities on loan.
(6)  SHAREHOLDER TRANSACTIONS
The Funds offer Creation Units. Each Fund will issue and redeem shares at NAV only to certain authorized participants and only in a large block of 50,000 shares or multiples thereof. Each block of 50,000 shares is a Creation Unit. Except when aggregated in Creation Units, the shares are not redeemable securities of each Fund. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a

Notes to Financial Statements    |      53

redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets. For the period ended August 31, 2018, the USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF incurred variable fees of $97,000 and $190,000, respectively.
(7)  TRANSACTIONS WITH MANAGER
Management fees – The Manager provides investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Funds, and for directly managing day-to-day investment of each Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Funds’ assets. For the period ended August 31, 2018, the Funds had no subadviser(s).
The investment management fees for the Funds are comprised of a base fee. The Funds' base fees are accrued daily and paid monthly at an annualized rate of each Fund's average net assets. The Manager has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Fund through October 15, 2018, and the waiver cannot be terminated or reduced without approval of the Funds’ Board during that term. Effective October 15, 2018, the Manager has agreed to extend the current contractual waiver on a portion of each Fund’s management fees in an amount equal to 0.05% of the average net assets of each Fund through December 31, 2019. For the period ended August 31, 2018, the Funds incurred total management fees, paid or payable to the Manager and the Manager

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waived management fees as shown below:
	Annual Rate	Management Fees	Waived Management Fees
USAA Core Short-Term Bond ETF	0.25%	$ 96,000	$(19,000)
USAA Core Intermediate-Term Bond ETF	0.30	257,000	(43,000)
Administration and operating service fees – The Manager provides certain administration and operating services functions for the Funds. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of the Funds’ average net assets. The Manager pays all operating expenses of the Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. For the period ended August 31, 2018, the Funds incurred administration and operating services fees, paid or payable to the Manager as shown below:
	Annual Rate	Administration and operating service fees
USAA Core Short-Term Bond ETF	0.15%	$ 58,000
USAA Core Intermediate-Term Bond ETF	0.15	129,000
Distribution and service (12b-1) fees – The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Funds may, but do not currently pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Funds available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. For the period ended August 31, 2018, the Funds did not incur any distribution and service (12b-1) fees.
Underwriting services – IMCO provides exclusive underwriting and distribution for each Fund’s shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

Notes to Financial Statements    |      55

(8)  TRANSACTIONS WITH AFFILIATES
The Funds are available for investment by other USAA Funds in which the affiliated USAA Funds invest. The USAA Funds do not invest in the underlying funds for the purpose of exercising management or control, and the underlying funds annual or semiannual reports may be viewed on usaa.com. As of August 31, 2018, the USAA Funds owned the following percentages of the total outstanding shares of each Fund:
Affiliated USAA Fund	Ownership %
USAA Core Short-Term Bond ETF
Cornerstone Conservative	0.4
USAA Core Intermediate-Term Bond ETF
Cornerstone Conservative	8.2
Target Retirement 2020	1.0
Target Retirement 2030	3.2
Target Retirement 2040	2.5
Target Retirement 2050	0.6
The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At August 31, 2018, investments by USAA and its affiliates were as below:
USAA ETF	Ownership %
USAA Core Short-Term Bond ETF	84.6*
USAA Core Intermediate-Term Bond ETF	80.2*

*	As of August 31, 2018, USAA and its affiliates owned more than 25% of each Fund; and it is considered a “control person” of a Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on each Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to each Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds’ officers received any compensation from the Funds.

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(9)  SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
During the period ended August 31, 2018, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.
Seller	Purchaser	Cost to Purchaser	Net Realized Gain (Loss) to Seller
Short-Term Bond Fund	Core Short-Term Bond ETF	$ 4,300,000	$ 20,000
High Income Fund	Core Intermediate-Term Bond ETF	2,628,000	493,000
Income Fund	Core Intermediate-Term Bond ETF	1,013,000	2,000
Intermediate-Term Bond Fund	Core Intermediate-Term Bond ETF	1,927,000	(27,000)
(10)  UPCOMING REGULATORY MATTER
In October 2016, the SEC issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, Investment Company Liquidity Risk Management Programs; Commission Guidance for In-Kind ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds’ financial statements and various filings.
(11)  UPCOMING ACCOUNTING PRONOUNCEMENTS
(ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period

Notes to Financial Statements    |      57

on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.
(ASU) 2018-13, Fair Value Measurement
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

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Financial Highlights
USAA CORE SHORT-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 50.00
Income (loss) from investment operations
Net investment income(a)	.93
Net realized and unrealized loss(a)	(.59)
Total from investment operations(a)	.34
Less distributions from
Net investment income	(.84)
Net asset value at end of period	$ 49.50
Total return (%)**	.70
Net assets at end of period (000)	$61,872
Ratios to average net assets***
Expenses (%)(b), (c)	.35
Expenses, excluding waiver (%)(b), (c)	.40
Net investment income (%)(b)	2.21
Portfolio turnover (%)	22

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $45,122,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 910,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.

Financial Highlights    |      59

USAA CORE INTERMEDIATE-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 49.93
Income (loss) from investment operations
Net investment income(a)	1.29
Net realized and unrealized loss(a)	(1.46)
Total from investment operations(a)	(.17)
Less distributions from
Net investment income	(1.15)
Net asset value at end of period	$ 48.61
Total return (%)**	(.33)
Net assets at end of period (000)	$150,703
Ratios to average net assets***
Expenses (%)(b), (c)	.40
Expenses, excluding waiver (%)(b), (c)	.45
Net investment income (%)(b)	3.10
Portfolio turnover (%)	10

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $101,078,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 2,073,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.

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Expense Example
August 31, 2018 (unaudited)

EXAMPLE
As a shareholder of a Fund, you incur two types of costs: direct costs, such as redemption fees and brokerage commissions on the purchases and sales of shares; and indirect costs, including management fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2018, through August 31, 2018.
ACTUAL EXPENSES
The line labeled “actual” in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “actual” line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The line labeled “hypothetical” in the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so,

Expense Example    |      61

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as redemption fees and brokerage commissions on the purchases and sales of shares. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.
	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period* March 1, 2018 – August 31, 2018
USAA Core Short-Term Bond ETF
Actual	$1,000.00	$1,010.50	$1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79
USAA Core Intermediate-Term Bond ETF
Actual	1,000.00	1,010.10	2.03
Hypothetical (5% return before expenses)	1,000.00	1,023.19	2.04

*	Expenses equal each Fund’s annualized expense ratio of 0.35% for USAA Core Short-Term Bond ETF and 0.40% for USAA Core Intermediate-Term Bond ETF, which is net of any waivers multiplied by 184 days/365 days (to reflect the one-half year period). Each Fund's actual ending account value is based on its actual total return of 1.05% for the USAA Core Short-Term Bond ETF, and 1.01% for the USAA Core Intermediate-Term Bond ETF, for the six-month period of March 1, 2018, through August 31, 2018.

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Trustees’ and Officers’ Information
TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust’s Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds’ business and for assuring that the funds are managed in the best interests of each fund’s respective shareholders. The Board periodically reviews the funds’ investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund’s service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.
The Fund's Statement of Additional Information (SAI) includes additional information about the Trustees. If you would like more

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information about the funds’ Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds’ SAI.
INTERESTED TRUSTEE1

Daniel S. McNamara2, 4, 6
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2017
President of Financial Advice & Solutions Group (FASG), USAA (02/13–present); Director of USAA Asset Management Company (AMCO), (08/11–present); Director of USAA Investment Management Company (IMCO) (09/09–present); President, IMCO (09/09–04/14); President, AMCO (08/11–04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09–present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11–present); Director of FPS (12/13–present); President and Director of USAA Investment Corporation (ICORP) (03/10–present); Director of USAA Financial Advisors, Inc. (FAI) (12/13–present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
NON-INTERESTED (INDEPENDENT) TRUSTEES

Robert L. Mason, Ph.D.2, 3, 4, 5, 6, 7
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 2017
Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001–present); Institute Analyst, Southwest Research Institute (03/02–01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He

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was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years’ experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Jefferson C. Boyce3,4, 5, 6, 7
Trustee
Born: September 1957
Year of Election or Appointment: 2017
Senior Managing Director, New York Life Investments, LLC (1992–2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years’ experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.
Dawn M. Hawley3, 4, 5, 6, 7, 9
Trustee
Born: February 1954
Year of Election or Appointment: 2017
Manager of Finance, Menil Foundation, Inc. (05/07–06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87–01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years’ experience as

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a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Paul L. McNamara3, 4, 5, 6, 7
Trustee
Born: July 1948
Year of Election or Appointment: 2017
Director, Cantor Opportunistic Alternatives Fund, LLC (03/10–02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years’ experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Richard Y. Newton III3,4,5,6,7
Trustee
Born: January 1956
Year of Election or Appointment: 2017
Managing Partner, Pioneer Partnership Development Group (12/15–present); Executive Director, The Union League Club of New York (06/14–11/15); Executive Vice President, Air Force Association (08/12–05/14); Lieutenant General, United States Air Force (01/08–06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of

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Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force’s mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Barbara B. Ostdiek, Ph.D.3, 4, 5, 6, 7, 8
Trustee
Born: March 1964
Year of Election or Appointment: 2017
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13–present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01–present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02–06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years’ experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Michael F. Reimherr3, 4, 5, 6, 7
Trustee
Born: August 1945
Year of Election or Appointment: 2017
President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting

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(05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
1 Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an “interested person” under the Investment Company Act of 1940.
2 Member of Executive Committee.
3 Member of Audit and Compliance Committee.
4 Member of Product Management and Distribution Committee.
5 Member of Corporate Governance Committee.
6 Member of Investments Committee.
7 The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
8 Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds’ Board.
9 Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds’ Board.

68      |     USAA Core Bond ETFs

INTERESTED OFFICERS1

John C. Spear
Vice President
Born: May 1964
Year of Appointment: 2017
Senior Vice President and Chief Investment Officer, USAA Investments, (03/17–present); Vice President and Chief Investment Officer, USAA Investments, (11/16–03/17); Vice President, Long Term Fixed Income, (05/12–11/16). Mr. Spear also serves as Vice President of the USAA Mutual Funds Trust.
John P. Toohey
Vice President
Born: March 1968
Year of Appointment: 2017
Head of Equities, Equity Investments, AMCO (01/12–present). Mr. Toohey also serves as Vice President of the USAA Mutual Funds Trust.
Jon K. Hadfield
Secretary
Born: September 1974
Year of Appointment: 2017
Assistant Vice President, Securities Attorney, FASG Counsel, USAA (1/18–present); Executive Director/Attorney, FASG General Counsel, USAA (2013–2017); Associate, Allen & Overy (2012–2013); Associate, Sutherland Asbill & Brennan LLP (2005–2012). Mr. Hadfield also serves as Secretary of the USAA Mutual Funds Trust, IMCO, AMCO, ICORP, SAS, FAI, and FPS.
Seba P. Kurian
Assistant Secretary
Born: December 1978
Year of Appointment: 2017
Senior Attorney, USAA FASG General Counsel (06/2016-present), Senior Attorney, Invesco Ltd. (05/2011-06/2016). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

Trustees’ and Officers’ Information    |      69

James K. De Vries
Treasurer
Born: April 1969
Year of Appointment: 2018
Executive Director, Investment and Financial Administration, USAA (04/12–present); Assistant Treasurer, USAA Mutual Funds Trust (12/13–02/18). Mr. De Vries also serves as Treasurer of the USAA Mutual Funds Trust and the Funds’ Principal Financial Officer.
Stephanie A. Higby
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2017
Assistant Vice President, Compliance-Investments, USAA (02/18–present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16–01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13–12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12–04/13). Ms. Higby also serves as the Funds’ anti-money laundering compliance officer and as the Chief Compliance Officer for USAA Mutual Funds Trust, AMCO, IMCO, and FPS.
1 Indicates those Officers who are employees of AMCO or affiliated companies and are considered “interested persons” under the Investment Company Act of 1940.

70      |     USAA Core Bond ETFs

Notes

Notes    |        71

72      |     USAA Core Bond ETFs

Notes    |        73

74      |     USAA Core Bond ETFs

Trustees	Daniel S. McNamara Robert L. Mason, Ph.D. Jefferson C. Boyce Dawn M. Hawley Paul L. McNamara Richard Y. Newton III Barbara B. Ostdiek, Ph.D. Michael F. Reimherr
Administrator and Investment Adviser	USAA Asset Management Company P.O. Box 659453 San Antonio, Texas 78265-9825
Underwriter and Distributor	USAA Investment Management Company P.O. Box 659453 San Antonio, Texas 78265-9825
Transfer Agent	State Street Bank and Trust Company P.O. Box 1713 Boston, Massachusetts 02105
Custodian, Accounting Agent, and Sub-Administrator	State Street Bank and Trust Company P.O. Box 1713 Boston, Massachusetts 02105
Independent Registered Public Accounting Firm	Ernst & Young LLP 100 West Houston St., Suite 1700 San Antonio, Texas 78205
Copies of the Manager’s proxy voting policies and procedures, approved by the Trust’s Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at sec.gov. These Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

PRSRT STD
U.S. Postage
PAID
USAA
USAA
9800 Fredericksburg Road
San Antonio, TX 78288
98742-1018	©2018, USAA. All rights reserved.

USAA MSCI USA VALUE MOMENTUM BLEND INDEX ETF
USAA MSCI USA SMALL CAP VALUE MOMENTUM BLEND INDEX ETF
USAA MSCI INTERNATIONAL VALUE MOMENTUM BLEND INDEX ETF
USAA MSCI EMERGING MARKETS VALUE MOMENTUM BLEND INDEX ETF
ANNUAL REPORT
USAA MSCI INDEX ETFs
August 31, 2018

PRESIDENT'S MESSAGE
"Given the performance of the stock and bond markets during the reporting period, shareholders may want to take a look at their portfolios to ensure the portfolios are adequately diversified.”

October 2018
U.S. stocks hit new record highs near the end of the reporting period, which began at the Fund's inception on October 24, 2017, and ended August 31, 2018, recovering from a decline in early 2018. The market volatility, which had been noticeably absent during 2017, was driven by a surge in inflation fears. Inflation rose above the Federal Reserve’s (the Fed) 2% target in March and April 2018, and investors seemed to believe policymakers might increase the pace of their interest rate increases. Market turbulence continued through the rest of the reporting period, fueled by tensions between the United States and its trading partners as well as by the imposition of tariffs.
Bond prices ended the reporting period near where they started, though high-yield securities generated solidly positive returns. Meanwhile, the U.S. Treasury yield curve flattened as shorter-term yields rose more than longer-term yields. We believe a flattening yield curve raises concerns because it might be followed by an inversion, in which two-year yields are higher than 10-year yields. A yield curve inversion has sometimes signaled an approaching recession.
At USAA Investments, we believe there is little chance of a recession in the next 12 months. This is our view even if a global trade war breaks out, as exports represent a small percentage of the U.S. economy. Overall, the U.S. economy continues to grow, expanding by 4.2% during the second quarter of 2018—the fastest pace in nearly four years, and has driven by robust consumer and business spending. U.S. economic strength, along with the improving jobs market, has allowed the Fed to maintain its slow-and-steady approach to raising interest rates. Fed policymakers raised rates in December 2017 and again in March , June, and September 2018. The market is anticipating a further increase in December 2018.
Given the performance of the stock and bond markets during the reporting period, shareholders may want to take a look at their portfolios to ensure the portfolios are adequately diversified. If shareholders’ investments are overly concentrated in particular asset classes, shareholders could be carrying more risk than they realize. This is true even for shareholders who think their investments are diversified. U.S. stocks have outperformed for some time, so their weighting within a portfolio could have grown rather large and shareholders might want to consider rebalancing.
If you have questions or would like to review your investment plan, you might wish to take action today. Call one of our financial advisors, who will be happy to help. At USAA Investments, we are committed to helping you meet your financial objectives.
On behalf of everyone here at USAA Investments, thank you for the opportunity to help you with your investment needs.
Brooks Englehardt
President
USAA Investments

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by USAA Asset Management Company. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.
IRA DISTRIBUTION WITHHOLDING DISCLOSURE
We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state’s tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 531-USAA (8722) or (210) 531-8722.
If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.
For more specific information, please consult your tax adviser.
©2018, USAA. All rights reserved.

USAA MSCI USA Value Momentum Blend Index ETF (ULVM)
Managers’ Commentary on the Fund
U.S. equities generated positive returns during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. When the reporting period began, stocks posted strong gains, benefiting from historically low market volatility, improving U.S. economic growth, robust corporate earnings, and tax reform legislation that lowered corporate tax rates. The equity advance came to an abrupt end in February 2018, as volatility returned to the financial markets. U.S. equities declined, driven lower by concerns about inflation and rising U.S. Treasury yields. The momentum shifted again in April 2018 and stocks rallied, recovering from their previous losses by the end of the reporting period. The gains were fueled by accelerating U.S. economic growth, firming inflation, and higher oil prices. Market conditions remained turbulent, however, due to geopolitical uncertainty, and ongoing tensions between the United States and its trading partners.
During the reporting period, the Fund returned 8.23% based on net asset value (“NAV”) and 8.28% based on market price. The MSCI USA Select Value Momentum Blend Index (the “Index”) returned 8.34%.
The Index and the Fund, which provide exposure to U.S. large- and mid-cap stocks with value and momentum characteristics, generated positive absolute returns during the reporting period, driven by double-digit gains in the energy, telecommunication services, and health care sectors. The weakest absolute performance came from the utilities, consumer discretionary, and financials sectors.
On an individual security level, the Fund was negatively affected relative to the Index by underweights in Almost Family, Inc.* and ABIOMED, Inc., which gained during the reporting period. Additionally, an overweight in depreciating CYS Investments*

Managers' Commentary and Investment Overview    |      1

detracted from relative performance. Although an underweight in AxoGen, Inc.* dampened returns, the stock provided exposure to the health care sector, which bolstered the Fund’s relative performance overall. In general, the portfolio’s cash position was a drag on relative results.
*Almost Family, Inc., CYS Investments, and AxoGen, Inc. were sold out of the Fund prior to August 31, 2018.
Past performance is no guarantee of future results.
Investing in securities products involves risk, including possible loss of principal.

2      |     USAA MSCI Index ETFs

USAA MSCI USA Value Momentum Blend Index ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	8.23%	8.28%	8.34%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.25% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged MSCI USA Select Value Momentum Blend Index is designed to deliver exposure to equity securities of large- and mid-capitalization U.S. issuers that have higher exposure to value and momentum factors while also maintaining moderate turnover and lower realized volatility than traditional capitalization weighted indexes. As of August 31, 2018, the market capitalization of the issuers in the Index ranged from $4.3 billion to $395 billion. The range may change from time to time. The Index ranks each stock based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index then selects the top 25% and weighs them such that securities with lower realized volatility are given higher Index weights. The Index will rebalance quarterly.

Managers' Commentary and Investment Overview    |      3

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the MSCI USA Select Value Momentum Blend Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

4      |     USAA MSCI Index ETFs

■ Top 10 Holdings - 8/31/18 ■
Mastercard, Inc. “A”	1.0%
Entergy Corp.	1.0%
Aflac, Inc.	1.0%
Progressive Corp.	1.0%
Broadridge Financial Solutions, Inc.	1.0%
Vistra Energy Corp.	0.9%
Public Service Enterprise Group, Inc.	0.9%
UnitedHealth Group, Inc.	0.9%
Intuitive Surgical, Inc.	0.9%
Exelon Corp.	0.9%
■  Sector Allocation – 8/31/18  ■
Does not include money market instruments.
Percentages are of the net assets of the Fund and may not equal 100%.
Refer to the Portfolios of Investments for a complete list of securities.

Managers' Commentary and Investment Overview    |      5

USAA MSCI USA Small Cap Value Momentum Blend Index ETF (USVM)
Managers’ Commentary on the Fund
U.S. equities generated positive returns during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. When the reporting period began, stocks posted strong gains, benefiting from historically low market volatility, improving U.S. economic growth, robust corporate earnings, and tax reform legislation that lowered corporate tax rates. The equity advance came to an abrupt end in February 2018, as volatility returned to the financial markets. U.S. equities declined, driven lower by concerns about inflation and rising U.S. Treasury yields. The momentum shifted again in April 2018 and stocks rallied, recovering from their previous losses by the end of the reporting period. The gains were fueled by accelerating U.S. economic growth, firming inflation, and higher oil prices. Market conditions remained turbulent, however, due to geopolitical uncertainty, and ongoing tensions between the United States and its trading partners.
During the reporting period, the Fund returned 14.80% based on net asset value (“NAV”) and 14.87% based on market price. The MSCI USA Small Cap Select Value Momentum Blend Index (the “Index”) returned 15.01%.
The Index and the Fund, which provide exposure to U.S. small-cap stocks with value and momentum characteristics, generated positive absolute returns during the reporting period, driven by double-digit gains in the energy, telecommunication services, and health care sectors. The weakest absolute performance came from the utilities, consumer discretionary, and financials sectors.
On an individual security level, the Fund was hurt relative to the Index by underweights in Almost Family, Inc.* and ABIOMED, Inc.*, which gained during the reporting period. Additionally, an overweight in depreciating CYS Investments* detracted from relative performance. Although an underweight in AxoGen, Inc.

6      |     USAA MSCI Index ETFs

dampened returns, the stock provided exposure to the health care sector, which bolstered the Fund’s relative performance overall. In general, the portfolio’s cash position was a drag on relative results.
*Almost Family, Inc., ABIOMED, Inc., and CYS Investments were sold out of the Fund prior to August 31, 2018.
Past performance is no guarantee of future results.
Investing in securities products involves risk, including possible loss of principal.

Managers' Commentary and Investment Overview    |      7

USAA MSCI USA Small Cap Value Momentum Blend Index ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	14.80%	14.87%	15.01%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.30% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged MSCI USA Small Cap Select Value Momentum Blend Index is designed to deliver exposure to equity securities of small-capitalization U.S. issuers that have higher exposure to value and momentum factors while also maintaining moderate turnover and lower realized volatility than traditional capitalization weighted indexes. As of August 31, 2018, the market capitalization of the issuers in the Index ranged from $202 million to $14.8 billion. The range may change from time to time. The Index ranks each stock based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index then selects the top 25% and weighs them such that securities with lower realized volatility are given higher Index weights. The Index will rebalance quarterly. A liquidity filter is applied to screen out securities with low liquidity by selecting the top 90% based on the highest 12-month annualized traded value.

8      |     USAA MSCI Index ETFs

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the MSCI USA Small Cap Select Value Momentum Blend Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

Managers' Commentary and Investment Overview    |      9

■ Top 10 Holdings - 8/31/18 ■
Apollo Commercial Real Estate Finance, Inc.	0.5%
Morningstar, Inc.	0.5%
Hawaiian Electric Industries, Inc.	0.5%
Arbor Realty Trust, Inc.	0.5%
Portland General Electric Co.	0.5%
Two Harbors Investment Corp.	0.5%
American National Insurance Co.	0.5%
Bio-Techne Corp.	0.5%
Vectren Corp.	0.5%
ALLETE, Inc.	0.5%
■  Sector Allocation – 8/31/18  ■
Does not include money market instruments.
Percentages are of the net assets of the Fund and may not equal 100%.
Refer to the Portfolios of Investments for a complete list of securities.

10      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF (UIVM)
Managers’ Commentary on the Fund
Non-U.S. developed market equities posted modestly negative returns during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. When the reporting period began, they advanced, benefiting from historically low market volatility, the global economic expansion, strong corporate earnings, and progress on U.S. tax reform. These gains came to an abrupt end in February 2018, as volatility returned to the financial markets. Non-U.S. developed market equities declined, driven lower by higher U.S. inflation and a rise in U.S. Treasury yields. The weak performance continued through spring 2018 amidst moderating global economic growth, increased political uncertainty, and escalating tensions between the United States and its trading partners. Market conditions improved in July and August 2018 as global economic data appeared to improve and geopolitical pressures eased, but performance of the non-U.S. developed market equities was dampened by currency losses related to a strong U.S. dollar.
During the reporting period, the Fund returned (2.62)% based on net asset value (“NAV”) and (2.66)% based on market price. The MSCI World ex USA Select Value Momentum Blend Index (the “Index”) returned (2.16)%.
The Index and the Fund generated negative absolute returns during the reporting period, with the telecommunication services, real estate, and industrials sectors posting the largest declines. Positive absolute returns were produced by the energy, health care, and information technology sectors. Among countries, Italy and Norway turned in poor absolute performance, while Finland and Denmark were the top performers in absolute terms.
On an individual security level, the Fund’s position in Old Mutual*, which is not held by the Index, helped the Fund gain exposure to South African equities, but detracted from relative

Managers' Commentary and Investment Overview    |      11

performance as it declined during the reporting period. In addition, an overweight in HSBC Holdings plc* and an underweight in Tokyo Electron Ltd. hurt the Fund’s relative returns. On the positive side, the Fund benefited from its underweight in NH Foods Ltd.*, which decline in share price. Overall, the Fund’s cash position was a drag on relative performance.
*Old Mutual, HSBC Holdings plc, and NH Foods Ltd. were sold out of the Fund prior to August 31, 2018.
Past performance is no guarantee of future results.
Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

12      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	(2.62)%	(2.66)%	(2.16)%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.40% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged MSCI World ex USA Select Value Momentum Blend Index is designed to deliver exposure to equity market performance in non-U.S. markets for issuers that have higher exposure to value and momentum factors while also maintaining moderate turnover and lower realized volatility than traditional capitalization weighted indexes. As of August 31, 2018, the Index provided exposure to the following countries: Australia, Belgium, Austria, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index ranks each stock based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index then selects the top 25% and weighs them such that securities with lower realized volatility are given higher Index weights. The Index will rebalance quarterly. The Index has a defined threshold of 5% in geographic regions. The Index is comprised of equity securities, including American Depositary Receipts (”ADRs”) and Global Depositary Receipts (”GDRs”).

Managers' Commentary and Investment Overview    |      13

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the MSCI World ex USA Select Value Momentum Blend Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

14      |     USAA MSCI Index ETFs

■ Top 10 Holdings* - 8/31/18 ■
Bank Hapoalim BM	0.9%
Pargesa Holding S.A.	0.9%
Link REIT	0.9%
Bank Leumi Le-Israel BM	0.8%
Swiss Life Holding AG	0.8%
Mizrahi Tefahot Bank Ltd.	0.8%
Nice Ltd.	0.8%
Aeroports de Paris	0.8%
Koninklijke DSM N.V.	0.8%
Eiffage S.A.	0.8%
■  Country Allocation – 8/31/18  ■
* Does not include money market instruments.
** Includes countries with less than 3% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned, if any.
Percentages are of the net assets of the Fund and may not equal 100%.
Refer to the Portfolios of Investments for a complete list of securities.

Managers' Commentary and Investment Overview    |      15

USAA MSCI Emerging Markets Value Momentum Blend Index ETF (UEVM)
Managers’ Commentary on the Fund
Emerging markets equities posted negative returns during the reporting period, which began at the Fund’s inception on October 24, 2017, and ended August 31, 2018. When the reporting period began, they were engaged in a strong rally, aided by historically low market volatility, global economic growth, strong corporate earnings, rising commodity prices, and a weakening U.S. dollar. These gains came to an abrupt end in February 2018, as volatility returned to the financial markets. Emerging markets equities retreated along with developed markets equities, as U.S. inflation fears emerged and U.S. Treasury yields rose. The weak performance continued through the spring amidst slowing global economic growth, increased political uncertainty, and escalating trade tensions between the United States and China. Market conditions improved in July 2018 as global economic data appeared to improve and geopolitical pressures eased. However, emerging markets equities declined again in August 2018 on signs of a Chinese economic slowdown, continued deterioration in U.S.-China relations, the imposition of U.S. sanctions on Turkey and Iran, political uncertainty in Latin America, and currency losses related to a strengthening U.S. dollar.
During the reporting period, the Fund returned (7.92)% based on net asset value (“NAV”) and (7.56)% based on market price. The MSCI Emerging Markets Select Value Momentum Blend Index (the “Index”) returned (7.39)%.
The Index and the Fund generated negative absolute returns during the reporting period, driven by double-digit declines in the utilities, consumer discretionary, and materials sectors. The only sector to post a positive absolute return was health care. Among countries, Turkey and South Africa were poor performers in absolute terms, while Colombia and Singapore generated the best results.
On an individual security level, the Fund’s exposure to India had the greatest impact on its performance relative to the Index. Its

16      |     USAA MSCI Index ETFs

overweights in India-based Tata Motors Ltd. ADR and Vedanta Ltd ADR* detracted from relative returns, as these stocks retreated during the reporting period. This was offset somewhat by underweight exposure to India’s Power Finance*, which also suffered losses. The Fund benefited from gains generated by its overweight in Surgutneftegas PJSC. Overall, the Fund’s cash position was a drag on relative performance.
*Vedanta Ltd. ADR and Power Finance were sold out of the Fund prior to August 31, 2018.
Past performance is no guarantee of future results.
Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

Managers' Commentary and Investment Overview    |      17

USAA MSCI Emerging Markets Value Momentum Blend Index ETF
Investment Overview
■  Average Annual Total Returns as of 8/31/18  ■
	Net Asset Value	Market Value	Index*
Since Inception	(7.92)%	(7.56)%	(7.39)%
The inception date of the Fund was 10/24/17. The first day of secondary market trading was 10/26/17.
The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to the most recent month-end, visit usaa.com.
The Fund’s gross expense ratio of 0.50% is gross of any fee waivers. Expense ratio is the total annual operating expense ratio from the most recent prospectus. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Please refer to the most recent prospectus for more information on expenses.
* The unmanaged MSCI Emerging Markets Select Value Momentum Blend Index is comprised solely of securities issued by companies in emerging market countries that have higher exposure to value and momentum factors while also maintaining moderate turnover and lower realized volatility than traditional capitalization weighted indexes. As of August 31, 2018, the emerging market countries include: Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index ranks each stock based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index then selects the top 25% and weighs them such that securities with lower realized volatility are given higher Index weights. The Index will rebalance quarterly. A liquidity filter is applied to screen out securities with low liquidity by selecting the top 90% based on the highest 12-month annualized traded value. The Index has a defined threshold of 5% in geographic regions. The Index is comprised of equity securities, including American Depositary Receipts (”ADRs”) and Global Depositary Receipts (”GDRs”).

18      |     USAA MSCI Index ETFs

■  Growth of $10,000 Investment  ■
(cumulative at net asset value)
Data from 10/24/17 through 8/31/18.*
Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.
* The performance of the MSCI Emerging Markets Select Value Momenturm Blend Index is calculated from the end of the month, October 31, 2017, while the inception date of the Fund is October 24, 2017. There may be a slight variation of performance numbers because of this difference.

Managers' Commentary and Investment Overview    |      19

■ Top 10 Holdings* - 8/31/18 ■
Hong Leong Bank Bhd	1.4%
Taiwan Business Bank	1.4%
KT Corp.	1.2%
PPB Group Bhd	1.1%
First Financial Holding Co. Ltd.	1.1%
Surgutneftegas PJSC	1.0%
CEZ A/S	1.0%
Taiwan Cooperative Financial Holding Co. Ltd.	1.0%
Nestle Malaysia Bhd	1.0%
Gazprom PJSC	0.9%
■  Country Allocation – 8/31/18  ■
* Does not include money market instruments.
** Includes countries with less than 3% of portfolio, money market instruments and short-term investments purchased with cash collateral from securities loaned, if any.
Percentages are of the net assets of the Fund and may not equal 100%.
Refer to the Portfolios of Investments for a complete list of securities.

20      |     USAA MSCI Index ETFs

Distributions to Shareholders

The following federal tax information related to the Funds' fiscal period ended August 31, 2018, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2019.
With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal period ended August 31, 2018:
Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Foreign Taxes Paid(2)	Foreign Source Income	Qualified Interest Income
USAA MSCI USA Value Momentum Blend Index ETF	94.40%	$ -	$ -	$2,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	62.55%	$ -	$ -	$1,000
USAA MSCI International Value Momentum Blend Index ETF	-%	$408,000	$6,215,000	$1,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	-%	$359,000	$3,494,000	$3,000

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid if any.
(2)	The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.
For the fiscal period ended August 31, 2018, each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Distributions to Shareholders    |      21

Report of Independent Registered Public Accounting Firm

To the Shareholders of USAA MSCI Emerging Markets Value Momentum Blend Index ETF, USAA MSCI International Value Momentum Blend Index ETF, USAA MSCI USA Small Cap Value Momentum Blend Index ETF, and USAA MSCI USA Value Momentum Blend Index ETF and the Board of Trustees of USAA ETF Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of USAA MSCI Emerging Markets Value Momentum Blend Index ETF, USAA MSCI International Value Momentum Blend Index ETF, USAA MSCI USA Small Cap Value Momentum Blend Index ETF, and USAA MSCI USA Value Momentum Blend Index ETF (the “Funds”) (four of the portfolios constituting the USAA ETF Trust (the “Trust”)), including the portfolios of investments, as of August 31, 2018, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from October 24, 2017 (commencement of operations) through August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the portfolios constituting the USAA ETF Trust) at August 31, 2018, the results of their operations, the changes in their net assets and their financial highlights for the period from October 24, 2017 (commencement of operations) through August 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more USAA investment companies since 2002.
San Antonio, Texas
October 25, 2018

22      |     USAA MSCI Index ETFs

Portfolios of Investments
USAA MSCI USA Value Momentum Blend Index ETF
August 31, 2018
Number of Shares	Security	Market Value (000)
	EQUITY SECURITIES (99.4%)
	COMMON STOCKS (99.4%)
	Consumer Discretionary (15.3%)
	Apparel Retail (0.9%)
53,915	Gap, Inc.	$ 1,636
16,700	TJX Companies, Inc.	1,837
		3,473
	Apparel, Accessories & Luxury Goods (2.2%)
10,980	Lululemon Athletica, Inc.(a)	1,701
22,057	Michael Kors Holdings Ltd.(a)	1,602
15,208	PVH Corp.	2,177
13,911	Ralph Lauren Corp.	1,847
26,920	Tapestry, Inc.	1,365
		8,692
	Auto Parts & Equipment (1.5%)
21,852	Autoliv, Inc.	1,947
41,947	BorgWarner, Inc.	1,836
14,976	Lear Corp.	2,429
		6,212
	Automobile Manufacturers (1.2%)
248,866	Ford Motor Co.	2,359
65,779	General Motors Co.	2,372
		4,731
	Broadcasting (0.8%)
74,760	Discovery, Inc., “A”(a)	2,081
44,630	Discovery, Inc., “C”(a)	1,144
		3,225
	Cable & Satellite (0.4%)
31,216	Liberty Media Corp-Liberty SiriusXM, “A”(a)	1,459
	Computer & Electronics Retail (0.4%)
23,033	Best Buy Co., Inc.	1,832

Portfolio of Investments    |      23

Number of Shares	Security	Market Value (000)
	Department Stores (0.8%)
23,362	Kohl's Corp.	$ 1,848
42,327	Macy's, Inc.	1,547
		3,395
	General Merchandise Stores (0.7%)
31,082	Target Corp.	2,720
	Homebuilding (2.4%)
59,255	DR Horton, Inc.	2,637
48,424	Lennar Corp., “A”	2,502
83,445	PulteGroup, Inc.	2,332
62,889	Toll Brothers, Inc.	2,279
		9,750
	Hotels, Resorts & Cruise Lines (0.9%)
23,124	Carnival Corp.	1,422
10,480	Marriott International, Inc., “A”	1,326
18,845	Norwegian Cruise Line Holdings Ltd.(a)	1,010
		3,758
	Internet & Direct Marketing Retail (0.2%)
14,100	TripAdvisor, Inc.(a)	766
	Movies & Entertainment (1.5%)
59,920	Twenty-First Century Fox, Inc., “A”	2,720
34,375	Twenty-First Century Fox, Inc., “B”	1,543
53,575	Viacom, Inc., “B”	1,569
		5,832
	Publishing (0.6%)
174,357	News Corp., “A”	2,279
	Specialty Stores (0.3%)
8,500	Tiffany & Co.	1,042
	Tires & Rubber (0.5%)
85,657	Goodyear Tire & Rubber Co.	1,944
	Total Consumer Discretionary	61,110
	Consumer Staples (7.0%)
	Agricultural Products (1.2%)
55,060	Archer-Daniels-Midland Co.	2,775
33,122	Bunge Ltd.	2,152
		4,927
	Brewers (0.7%)
38,825	Molson Coors Brewing Co., “B”	2,591
	Distillers & Vintners (0.4%)
7,876	Constellation Brands, Inc., “A”	1,640

24      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Drug Retail (0.8%)
45,258	Walgreens Boots Alliance, Inc.	$ 3,103
	Food Distributors (0.4%)
23,900	Sysco Corp.	1,788
	Food Retail (0.6%)
74,420	Kroger Co.	2,344
	Hypermarkets & Super Centers (0.9%)
7,600	Costco Wholesale Corp.	1,772
17,853	Walmart, Inc.	1,711
		3,483
	Packaged Foods & Meats (1.0%)
13,255	JM Smucker Co.	1,371
39,852	Tyson Foods, Inc., “A”	2,503
		3,874
	Personal Products (1.0%)
61,285	Coty, Inc., “A”	757
23,450	Estee Lauder Companies, Inc., “A”	3,286
		4,043
	Total Consumer Staples	27,793
	Energy (4.5%)
	Integrated Oil & Gas (0.7%)
24,964	Chevron Corp.	2,957
	Oil & Gas Exploration & Production (0.9%)
99,763	Antero Resources Corp.(a)	1,846
14,000	ConocoPhillips	1,028
30,673	Marathon Oil Corp.	660
		3,534
	Oil & Gas Refining & Marketing (2.9%)
14,583	Andeavor	2,228
25,351	HollyFrontier Corp.	1,889
23,924	Marathon Petroleum Corp.	1,969
25,385	Phillips 66	3,009
20,702	Valero Energy Corp.	2,440
		11,535
	Total Energy	18,026
	Financials (14.9%)
	Asset Management & Custody Banks (0.7%)
24,534	T. Rowe Price Group, Inc.	2,843
	Consumer Finance (1.3%)
93,553	Ally Financial, Inc.	2,515

Portfolio of Investments    |      25

Number of Shares	Security	Market Value (000)
25,173	Capital One Financial Corp.	$ 2,494
		5,009
	Diversified Banks (1.6%)
75,448	Bank of America Corp.	2,333
36,226	Citigroup, Inc.	2,581
13,126	J.P. Morgan Chase & Co.	1,504
		6,418
	Investment Banking & Brokerage (0.8%)
16,150	E*TRADE Financial Corp.(a)	951
44,483	Morgan Stanley	2,172
		3,123
	Life & Health Insurance (3.3%)
86,185	Aflac, Inc.	3,985
29,358	Brighthouse Financial, Inc.(a)	1,219
30,449	Lincoln National Corp.	1,997
49,435	MetLife, Inc.	2,269
25,855	Prudential Financial, Inc.	2,540
33,204	Unum Group	1,224
		13,234
	Multi-Line Insurance (0.8%)
13,200	Assurant, Inc.	1,357
38,250	Loews Corp.	1,925
		3,282
	Other Diversified Financial Services (0.5%)
39,171	Voya Financial, Inc.	1,961
	Property & Casualty Insurance (2.6%)
19,832	Allstate Corp.	1,995
31,800	Axis Capital Holdings Ltd.	1,829
58,455	Progressive Corp.	3,947
43,435	XL Group Ltd.	2,493
		10,264
	Regional Banks (2.3%)
44,783	CIT Group, Inc.	2,429
56,242	Citizens Financial Group, Inc.	2,315
10,463	PNC Financial Services Group, Inc.	1,502
114,147	Regions Financial Corp.	2,221
2,700	SVB Financial Group(a)	872
		9,339
	Reinsurance (0.4%)
11,988	Reinsurance Group of America, Inc.	1,712

26      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	REITs - Mortgage (0.6%)
117,905	AGNC Investment Corp.	$ 2,243
	Total Financials	59,428
	Health Care (14.9%)
	Biotechnology (1.4%)
9,780	AbbVie, Inc.	939
33,628	Gilead Sciences, Inc.	2,546
16,487	United Therapeutics Corp.(a)	2,028
		5,513
	Health Care Distributors (0.5%)
13,133	AmerisourceBergen Corp.	1,181
7,245	McKesson Corp.	933
		2,114
	Health Care Equipment (3.4%)
48,500	Abbott Laboratories	3,242
4,727	ABIOMED, Inc.(a)	1,922
22,858	Baxter International, Inc.	1,700
7,870	Becton, Dickinson & Co.	2,061
6,160	Intuitive Surgical, Inc.(a)	3,449
5,213	Teleflex, Inc.	1,290
		13,664
	Health Care Facilities (1.6%)
24,570	HCA Healthcare, Inc.	3,295
22,595	Universal Health Services, Inc., “B”	2,941
		6,236
	Health Care Services (1.9%)
17,895	CVS Health Corp.	1,346
32,641	Express Scripts Holding Co.(a)	2,873
19,129	Laboratory Corp. of America Holdings(a)	3,307
		7,526
	Health Care Supplies (0.3%)
2,873	Align Technology, Inc.(a)	1,111
	Life Sciences Tools & Services (0.8%)
11,700	IQVIA Holdings, Inc.(a)	1,487
7,538	Thermo Fisher Scientific, Inc.	1,802
		3,289
	Managed Health Care (2.9%)
11,489	Anthem, Inc.	3,042
16,348	Centene Corp.(a)	2,395
8,142	Humana, Inc.	2,713
13,013	UnitedHealth Group, Inc.	3,493
		11,643

Portfolio of Investments    |      27

Number of Shares	Security	Market Value (000)
	Pharmaceuticals (2.1%)
12,025	Allergan plc	$ 2,305
5,600	Jazz Pharmaceuticals plc(a)	957
44,051	Mylan N.V.(a)	1,724
42,200	Pfizer, Inc.	1,752
18,635	Zoetis, Inc.	1,689
		8,427
	Total Health Care	59,523
	Industrials (11.6%)
	Aerospace & Defense (2.1%)
3,754	Boeing Co.	1,287
13,510	Rockwell Collins, Inc.	1,836
30,489	Spirit AeroSystems Holdings, Inc., “A”	2,607
38,140	Textron, Inc.	2,633
		8,363
	Air Freight & Logistics (0.8%)
10,527	FedEx Corp.	2,568
6,105	XPO Logistics, Inc.(a)	650
		3,218
	Airlines (2.2%)
43,934	American Airlines Group, Inc.	1,778
42,573	Delta Air Lines, Inc.	2,490
39,728	Southwest Airlines Co.	2,435
23,734	United Continental Holdings, Inc.(a)	2,075
		8,778
	Building Products (0.6%)
40,122	Owens Corning	2,272
	Construction & Engineering (1.0%)
22,675	Fluor Corp.	1,302
36,933	Jacobs Engineering Group, Inc.	2,685
		3,987
	Diversified Support Services (1.2%)
7,800	Cintas Corp.	1,664
47,665	Copart, Inc.(a)	3,066
		4,730
	Electrical Components & Equipment (0.4%)
17,300	Eaton Corp. plc	1,438
	Human Resource & Employment Services (0.3%)
15,500	Robert Half International, Inc.	1,212
	Railroads (1.3%)
15,200	CSX Corp.	1,127
15,636	Norfolk Southern Corp.	2,718

28      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
9,700	Union Pacific Corp.	$ 1,461
		5,306
	Trading Companies & Distributors (0.9%)
9,305	United Rentals, Inc.(a)	1,450
6,520	WW Grainger, Inc.	2,309
		3,759
	Trucking (0.8%)
58,790	Knight-Swift Transportation Holdings, Inc.	2,006
7,976	Old Dominion Freight Line, Inc.	1,216
		3,222
	Total Industrials	46,285
	Information Technology (13.5%)
	Application Software (1.2%)
11,905	Adobe Systems, Inc.(a)	3,137
9,352	ANSYS, Inc.(a)	1,739
		4,876
	Communications Equipment (1.9%)
63,856	Cisco Systems, Inc.	3,051
15,155	F5 Networks, Inc.(a)	2,866
12,700	Motorola Solutions, Inc.	1,630
		7,547
	Data Processing & Outsourced Services (3.1%)
28,920	Broadridge Financial Solutions, Inc.	3,908
47,200	First Data Corp., “A”(a)	1,214
19,035	Mastercard, Inc., “A”	4,103
35,928	Square, Inc., “A”(a)	3,185
		12,410
	Electronic Components (0.4%)
41,381	Corning, Inc.	1,387
	Internet Software & Services (0.3%)
7,010	IAC/InterActiveCorp (a)	1,382
	IT Consulting & Other Services (0.5%)
20,216	DXC Technology Co.	1,841
	Semiconductor Equipment (0.5%)
10,640	Lam Research Corp.	1,842
	Semiconductors (1.5%)
51,077	Intel Corp.	2,474
26,912	Micron Technology, Inc.(a)	1,413
37,985	ON Semiconductor Corp.(a)	811
17,122	Qorvo, Inc.(a)	1,371
		6,069

Portfolio of Investments    |      29

Number of Shares	Security	Market Value (000)
	Systems Software (1.7%)
31,900	CA, Inc.	$ 1,397
12,400	Dell Technologies, Inc., “V”(a)	1,193
13,900	Fortinet, Inc.(a)	1,164
15,800	Microsoft Corp.	1,775
8,075	Red Hat, Inc.(a)	1,193
		6,722
	Technology Distributors (0.3%)
17,133	Arrow Electronics, Inc.(a)	1,328
	Technology Hardware, Storage, & Peripherals (2.1%)
139,949	Hewlett Packard Enterprise Co.	2,313
26,619	NetApp, Inc.	2,311
25,273	Seagate Technology plc	1,353
21,373	Western Digital Corp.	1,352
40,740	Xerox Corp.	1,135
		8,464
	Total Information Technology	53,868
	Materials (4.9%)
	Commodity Chemicals (1.2%)
22,846	LyondellBasell Industries N.V., “A”	2,577
21,210	Westlake Chemical Corp.	2,006
		4,583
	Copper (0.2%)
64,012	Freeport-McMoRan, Inc.	899
	Diversified Chemicals (1.1%)
36,512	Chemours Co.	1,592
28,562	Eastman Chemical Co.	2,771
		4,363
	Fertilizers & Agricultural Chemicals (0.7%)
16,700	CF Industries Holdings, Inc.	868
63,346	Mosaic Co.	1,981
		2,849
	Paper Packaging (0.5%)
39,727	WestRock Co.	2,188
	Specialty Chemicals (0.4%)
12,348	Celanese Corp., “A”	1,443
	Steel (0.8%)
17,200	Nucor Corp.	1,075
41,950	Steel Dynamics, Inc.	1,918
		2,993
	Total Materials	19,318

30      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Real Estate (4.9%)
	Real Estate Services (1.1%)
52,484	CBRE Group, Inc., “A”(a)	$ 2,561
12,909	Jones Lang LaSalle, Inc.	1,969
		4,530
	REITs - Diversified (0.4%)
193,102	VEREIT, Inc.	1,510
	REITs - Hotel & Resort (0.7%)
125,115	Host Hotels & Resorts, Inc.	2,694
	REITs - Industrial (0.4%)
24,888	Prologis, Inc.	1,672
	REITs - Retail (0.9%)
34,800	National Retail Properties, Inc.	1,604
9,800	Simon Property Group, Inc.	1,794
		3,398
	REITs - Specialized (1.4%)
30,305	Extra Space Storage, Inc.	2,795
7,500	Public Storage	1,594
7,988	SBA Communications Corp.(a)	1,240
		5,629
	Total Real Estate	19,433
	Telecommunication Services (1.0%)
	Alternative Carriers (0.5%)
87,957	CenturyLink, Inc.	1,879
	Integrated Telecommunication Services (0.5%)
34,480	Verizon Communications, Inc.	1,874
	Total Telecommunication Services	3,753
	Utilities (6.9%)
	Electric Utilities (3.5%)
48,666	Entergy Corp.	4,068
78,115	Exelon Corp.	3,414
89,664	FirstEnergy Corp.	3,352
66,971	PG&E Corp.	3,093
		13,927
	Independent Power Producers & Energy Traders (1.6%)
202,096	AES Corp.	2,720
162,586	Vistra Energy Corp.(a)	3,828
		6,548
	Multi-Utilities (1.8%)
31,860	Ameren Corp.	2,014
69,443	Public Service Enterprise Group, Inc.	3,635

Portfolio of Investments    |      31

Number of Shares	Security	Market Value (000)
35,825	SCANA Corp.	$ 1,374
		7,023
	Total Utilities	27,498
	Total Common Stocks (cost: $379,419)	396,035
	Total Equity Securities (cost: $379,419)	396,035
	MONEY MARKET INSTRUMENTS (0.0%)
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
201,214	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(b) (cost: $201)	201
	Total Investments (cost: $379,620)	$ 396,236

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Equity Securities:
Common Stocks	$396,035	$—	$—	$396,035
Money Market Instruments:
Government & U.S. Treasury Money Market Funds	201	—	—	201
Total	$396,236	$—	$—	$396,236
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

32      |     USAA MSCI Index ETFs

USAA MSCI USA Small Cap Value Momentum Blend Index ETF
August 31, 2018
Number of Shares	Security	Market Value (000)
	EQUITY SECURITIES (99.5%)
	COMMON STOCKS (99.5%)
	Consumer Discretionary (12.8%)
	Apparel Retail (2.6%)
3,873	Abercrombie & Fitch Co., “A”	$ 84
6,099	American Eagle Outfitters, Inc.	158
22,046	Ascena Retail Group, Inc.(a)	101
3,326	Boot Barn Holdings, Inc.(a)	100
5,837	Buckle, Inc.	150
7,361	Cato Corp. , “A”	158
4,517	Citi Trends, Inc.	140
2,855	DSW, Inc., “A”	95
11,149	Express, Inc.(a)	125
2,802	Genesco, Inc.(a)	142
4,752	Guess?, Inc.	116
4,348	Shoe Carnival, Inc.	193
1,298	Tailored Brands, Inc.	31
3,227	Urban Outfitters, Inc.(a)	150
4,192	Zumiez, Inc.(a)	131
		1,874
	Apparel, Accessories & Luxury Goods (0.6%)
3,308	Fossil Group, Inc.(a)	75
1,546	G-III Apparel Group Ltd.(a)	70
3,110	Movado Group, Inc.	133
8,465	Vera Bradley, Inc.(a)	124
		402
	Auto Parts & Equipment (1.0%)
8,599	American Axle & Manufacturing Holdings, Inc.(a)	152
1,498	Cooper-Standard Holdings, Inc.(a)	207
1,907	Gentherm, Inc.(a)	94
2,465	Stoneridge, Inc.(a)	74
5,154	Tower International, Inc.	174
		701
	Broadcasting (0.3%)
28,633	Entravision Communications Corp., “A”	150
3,816	Gray Television, Inc.(a)	67
		217

Portfolio of Investments    |      33

Number of Shares	Security	Market Value (000)
	Casinos & Gaming (0.9%)
2,759	Boyd Gaming Corp.	$ 100
883	Churchill Downs, Inc.	250
3,488	Eldorado Resorts, Inc.(a)	168
3,004	Penn National Gaming, Inc.(a)	103
		621
	Computer & Electronics Retail (0.3%)
10,994	GameStop Corp., “A”	146
3,841	Rent-A-Center, Inc.(a)	57
		203
	Department Stores (0.2%)
1,621	Dillard's, Inc., “A”	127
22,557	JC Penney Co., Inc.(a)	40
		167
	Education Services (1.2%)
3,174	Adtalem Global Education, Inc.(a)	152
2,959	American Public Education, Inc.(a)	103
4,812	Chegg, Inc.(a)	156
230	Graham Holdings Co., “B”	129
1,918	Grand Canyon Education, Inc.(a)	229
4,072	K12, Inc.(a)	67
		836
	Footwear (0.4%)
7,078	Crocs, Inc.(a)	146
1,491	Deckers Outdoor Corp.(a)	182
		328
	Homebuilding (1.4%)
8,763	Beazer Homes USA, Inc.(a)	112
6,009	Century Communities, Inc.(a)	176
6,969	KB Home	173
1,180	LGI Homes, Inc.(a)	68
3,705	M/I Homes, Inc.(a)	96
1,976	Meritage Homes Corp.(a)	85
4,568	Taylor Morrison Home Corp., “A”(a)	89
925	TopBuild Corp.(a)	58
5,535	TRI Pointe Group, Inc.(a)	80
5,171	William Lyon Homes, “A”(a)	101
		1,038
	Homefurnishing Retail (0.3%)
1,756	Aaron's, Inc.	87
2,080	At Home Group, Inc.(a)	72
288	RH (a)	46
		205

34      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Internet & Direct Marketing Retail (0.2%)
3,626	Liberty TripAdvisor Holdings, Inc., “A”(a)	$ 57
897	Shutterfly, Inc.(a)	70
		127
	Leisure Facilities (0.2%)
2,637	International Speedway Corp., “A”	116
	Leisure Products (0.4%)
11,353	Callaway Golf Co.	259
3,679	Vista Outdoor, Inc.(a)	68
		327
	Movies & Entertainment (0.5%)
475	Madison Square Garden Co., “A”(a)	143
3,193	Marcus Corp.	130
1,018	World Wrestling Entertainment, Inc., “A”	89
		362
	Publishing (0.4%)
13,990	Gannett Co., Inc.	144
4,837	New York Times Co., “A”	113
		257
	Restaurants (0.6%)
3,359	BJ's Restaurants, Inc.	254
1,343	Dine Brands Global, Inc.	112
2,473	Fiesta Restaurant Group, Inc.(a)	71
		437
	Specialized Consumer Services (0.1%)
3,829	Regis Corp.(a)	82
	Specialty Stores (1.2%)
24,758	Barnes & Noble Education, Inc.(a)	148
10,403	Barnes & Noble, Inc.	55
4,861	Dick's Sporting Goods, Inc.	182
674	Five Below, Inc.(a)	78
4,808	Hibbett Sports, Inc.(a)	99
41,928	Office Depot, Inc.	140
5,258	Party City Holdco, Inc.(a)	81
977	Signet Jewelers Ltd.	63
		846
	Total Consumer Discretionary	9,146
	Consumer Staples (2.8%)
	Agricultural Products (0.2%)
8,141	Darling Ingredients, Inc.(a)	161
	Food Distributors (0.5%)
6,429	SpartanNash Co.	137

Portfolio of Investments    |      35

Number of Shares	Security	Market Value (000)
2,444	U.S. Foods Holding Corp.(a)	$ 80
3,956	United Natural Foods, Inc.(a)	140
		357
	Food Retail (0.9%)
4,828	Ingles Markets, Inc., “A”	173
14,146	Smart & Final Stores, Inc.(a)	99
4,789	SUPERVALU, Inc.(a)	155
4,076	Weis Markets, Inc.	190
		617
	Packaged Foods & Meats (0.2%)
969	Sanderson Farms, Inc.	103
	Personal Products (0.7%)
1,614	Herbalife Nutrition Ltd.(a)	92
998	Medifast, Inc.	228
1,410	USANA Health Sciences, Inc.(a)	186
		506
	Tobacco (0.3%)
3,977	Universal Corp.	238
	Total Consumer Staples	1,982
	Energy (3.7%)
	Coal & Consumable Fuels (0.1%)
1,226	Peabody Energy Corp.	50
	Oil & Gas Drilling (0.8%)
6,825	Diamond Offshore Drilling, Inc.(a)	119
13,630	Ensco plc, “A”	93
14,569	Noble Corp. plc(a)	89
7,383	Rowan Companies plc, “A”(a)	103
8,520	Transocean Ltd.(a)	103
2,916	Unit Corp.(a)	77
		584
	Oil & Gas Equipment & Services (0.4%)
3,066	Mammoth Energy Services, Inc.	84
3,527	SEACOR Holdings, Inc.(a)	182
		266
	Oil & Gas Exploration & Production (1.4%)
1,153	Bonanza Creek Energy, Inc.(a)	36
2,158	Carrizo Oil & Gas, Inc.(a)	52
15,437	Denbury Resources, Inc.(a)	86
37,021	Gran Tierra Energy, Inc.(a)	128
10,920	Gulfport Energy Corp.(a)	129
10,063	Halcon Resources Corp.(a)	46
12,186	HighPoint Resources Corp.(a)	67

36      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
3,698	Oasis Petroleum, Inc.(a)	$ 50
658	Penn Virginia Corp.(a)	59
6,029	QEP Resources, Inc.(a)	60
3,648	Ring Energy, Inc.(a)	43
3,288	SandRidge Energy, Inc.(a)	52
9,145	Southwestern Energy Co.(a)	51
4,770	SRC Energy, Inc.(a)	44
1,458	Whiting Petroleum Corp.(a)	74
2,060	WildHorse Resource Development Corp.(a)	45
		1,022
	Oil & Gas Refining & Marketing (0.9%)
2,824	CVR Energy, Inc.	108
2,631	Delek U.S. Holdings, Inc.	143
3,112	PBF Energy, Inc., “A”	162
7,319	Renewable Energy Group, Inc.(a)	197
		610
	Oil & Gas Storage & Transportation (0.1%)
5,316	International Seaways, Inc.(a)	109
	Total Energy	2,641
	Financials (17.8%)
	Asset Management & Custody Banks (0.7%)
18,966	Arlington Asset Investment Corp., “A”	193
3,549	Blucora, Inc.(a)	129
5,397	Legg Mason, Inc.	168
		490
	Consumer Finance (1.4%)
1,403	Encore Capital Group, Inc.(a)	54
2,779	Enova International, Inc.(a)	92
8,941	EZCORP, Inc., “A”(a)	99
1,166	FirstCash, Inc.	95
2,348	Green Dot Corp., “A”(a)	201
11,057	Navient Corp.	151
2,952	Nelnet, Inc., “A”	170
3,446	OneMain Holdings, Inc.(a)	127
390	World Acceptance Corp.(a)	46
		1,035
	Financial Exchanges & Data (0.5%)
2,674	Morningstar, Inc.	381
	Investment Banking & Brokerage (0.5%)
9,391	Cowen, Inc.(a)	143
2,511	Greenhill & Co., Inc.	69
1,260	Interactive Brokers Group, Inc., “A”	78

Portfolio of Investments    |      37

Number of Shares	Security	Market Value (000)
3,405	Virtu Financial, Inc., “A”	$ 74
		364
	Life & Health Insurance (1.1%)
4,076	American Equity Investment Life Holding Co.	151
10,570	CNO Financial Group, Inc.	229
23,947	Genworth Financial, Inc., “A”(a)	111
807	National Western Life Group, Inc., “A”	263
		754
	Multi-Line Insurance (0.8%)
2,592	American National Insurance Co.	332
7,606	National General Holdings Corp.	208
		540
	Multi-Sector Holdings (0.1%)
131	Texas Pacific Land Trust	109
	Property & Casualty Insurance (2.4%)
7,005	Ambac Financial Group, Inc.(a)	148
2,524	Argo Group International Holdings Ltd.	161
6,011	Assured Guaranty Ltd.	245
2,581	Hanover Insurance Group, Inc.	316
7,897	Heritage Insurance Holdings, Inc.	116
3,053	Kemper Corp.	248
1,767	Safety Insurance Group, Inc.	171
2,316	United Fire Group, Inc.	115
3,361	United Insurance Holdings Corp.	70
3,176	Universal Insurance Holdings, Inc.	141
		1,731
	Regional Banks (2.8%)
5,072	Bancorp, Inc.(a)	51
6,986	Cadence BanCorp	197
3,991	ConnectOne Bancorp, Inc.	99
14,655	First Bancorp(a)	128
6,399	First Bancorp	267
3,385	Heritage Financial Corp.	123
7,682	OFG Bancorp	125
5,390	Opus Bank	153
4,233	Popular, Inc.	213
8,257	TCF Financial Corp.	209
2,309	Triumph Bancorp, Inc.(a)	98
10,433	Umpqua Holdings Corp.	223
2,557	WesBanco, Inc.	126
		2,012
	Reinsurance (0.5%)
26,058	Maiden Holdings Ltd.	99

38      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
18,330	Third Point Reinsurance Ltd.(a)	$ 246
		345
	REITs - Mortgage (6.1%)
14,240	AG Mortgage Investment Trust, Inc.	268
20,035	Apollo Commercial Real Estate Finance, Inc.	389
30,811	Arbor Realty Trust, Inc.	378
11,655	ARMOUR Residential REIT, Inc.	274
15,694	Chimera Investment Corp.	292
14,595	Exantas Capital Corp.	173
11,107	Granite Point Mortgage Trust, Inc.	213
16,612	Invesco Mortgage Capital, Inc.	270
6,785	Ladder Capital Corp.	118
24,007	MFA Financial, Inc.	184
16,266	MTGE Investment Corp.	319
13,057	New Residential Investment Corp.	242
12,455	PennyMac Mortgage Investment Trust	249
6,658	Redwood Trust, Inc.	113
9,750	Starwood Property Trust, Inc.	215
5,113	TPG RE Finance Trust, Inc.	106
21,661	Two Harbors Investment Corp.	338
20,894	Western Asset Mortgage Capital Corp.	232
		4,373
	Thrifts & Mortgage Finance (0.6%)
1,355	BofI Holding, Inc.(a)	50
2,008	Federal Agricultural Mortgage Corp., “C”	155
7,354	NMI Holdings, Inc., “A”(a)	159
1,489	Walker & Dunlop, Inc.	81
		445
	Trading Companies & Distributors (0.3%)
9,397	Aircastle Ltd.	197
	Total Financials	12,776
	Health Care (18.8%)
	Biotechnology (2.9%)
2,225	Abeona Therapeutics, Inc.(a)	34
1,292	AnaptysBio, Inc.(a)	115
1,144	Arena Pharmaceuticals, Inc.(a)	44
6,365	Arrowhead Pharmaceuticals, Inc.(a)	94
768	Atara Biotherapeutics, Inc.(a)	31
902	Crispr Therapeutics AG(a)	51
4,410	CytomX Therapeutics, Inc.(a)	99
2,559	Emergent BioSolutions, Inc.(a)	159
1,081	Enanta Pharmaceuticals, Inc.(a)	98
963	G1 Therapeutics, Inc.(a)	58
1,285	Genomic Health, Inc.(a)	79
2,178	GlycoMimetics, Inc.(a)	32

Portfolio of Investments    |      39

Number of Shares	Security	Market Value (000)
3,660	Immunomedics, Inc.(a)	$ 98
348	Ligand Pharmaceuticals, Inc.(a)	90
534	Loxo Oncology, Inc.(a)	90
443	Madrigal Pharmaceuticals, Inc.(a)	106
1,645	Mirati Therapeutics, Inc.(a)	93
2,074	Momenta Pharmaceuticals, Inc.(a)	55
3,487	Myriad Genetics, Inc.(a)	174
2,135	Natera, Inc.(a)	59
514	Neurocrine Biosciences, Inc.(a)	63
51,509	PDL BioPharma, Inc.(a)	125
825	REGENXBIO, Inc.(a)	58
219	Sage Therapeutics, Inc.(a)	36
2,448	Sangamo Therapeutics, Inc.(a)	45
286	Sarepta Therapeutics, Inc.(a)	40
2,159	Spectrum Pharmaceuticals, Inc.(a)	47
		2,073
	Health Care Equipment (4.3%)
9,365	AngioDynamics, Inc.(a)	210
2,195	AtriCure, Inc.(a)	76
3,007	AxoGen, Inc.(a)	132
862	Cantel Medical Corp.	84
2,783	CONMED Corp.	224
5,549	CryoLife, Inc.(a)	192
1,801	Cutera, Inc.(a)	61
3,649	Globus Medical, Inc., “A”(a)	194
2,711	Hill-Rom Holdings, Inc.	264
782	Inogen, Inc.(a)	207
1,543	Insulet Corp.(a)	161
1,972	Integer Holdings Corp.(a)	158
1,796	Integra LifeSciences Holdings Corp.(a)	107
3,443	Invacare Corp.	52
1,800	LivaNova plc(a)	226
3,352	Novocure Ltd.(a)	151
3,674	Orthofix Medical, Inc.(a)	197
2,713	STERIS plc	310
1,231	Surmodics, Inc.(a)	97
		3,103
	Health Care Facilities (1.8%)
3,589	Encompass Health Corp.	293
4,816	Ensign Group, Inc.	188
3,195	LifePoint Health, Inc.(a)	206
8,232	Select Medical Holdings Corp.(a)	163
3,210	Surgery Partners, Inc.(a)	56
3,419	Tenet Healthcare Corp.(a)	115
2,181	U.S. Physical Therapy, Inc.	273
		1,294

40      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Health Care Services (2.2%)
1,157	Addus HomeCare Corp.(a)	$ 75
1,767	Amedisys, Inc.(a)	221
2,505	AMN Healthcare Services, Inc.(a)	146
2,553	BioTelemetry, Inc.(a)	158
815	Chemed Corp.	264
2,480	Diplomat Pharmacy, Inc.(a)	51
1,494	Envision Healthcare Corp.(a)	68
1,837	LHC Group, Inc.(a)	182
2,991	Providence Service Corp.(a)	201
6,346	R1 RCM, Inc.(a)	63
10,446	RadNet, Inc.(a)	144
		1,573
	Health Care Supplies (1.7%)
3,036	Avanos Medical, Inc. (a)	219
8,156	Cerus Corp.(a)	63
2,167	Haemonetics Corp.(a)	242
690	ICU Medical, Inc.(a)	211
3,020	Merit Medical Systems, Inc.(a)	178
1,228	Neogen Corp.(a)	115
1,950	Quidel Corp.(a)	150
1,347	STAAR Surgical Co.(a)	64
		1,242
	Health Care Technology (1.0%)
2,413	Computer Programs & Systems, Inc.	66
2,385	HMS Holdings Corp.(a)	77
1,460	Omnicell, Inc.(a)	100
9,622	Quality Systems, Inc.(a)	220
1,788	Tabula Rasa HealthCare, Inc.(a)	157
1,086	Teladoc, Inc.(a)	84
		704
	Life Sciences Tools & Services (2.2%)
906	Bio-Rad Laboratories, Inc., “A”(a)	295
1,723	Bio-Techne Corp.	331
981	Charles River Laboratories International, Inc.(a)	121
4,373	Codexis, Inc.(a)	75
3,495	Luminex Corp.	99
972	Medpace Holdings, Inc.(a)	58
5,489	NeoGenomics, Inc.(a)	76
3,440	PerkinElmer, Inc.	318
2,116	PRA Health Sciences, Inc.(a)	223
		1,596
	Managed Health Care (0.9%)
804	HealthEquity, Inc.(a)	76
867	Magellan Health, Inc.(a)	64

Portfolio of Investments    |      41

Number of Shares	Security	Market Value (000)
1,291	Molina Healthcare, Inc.(a)	$ 178
4,142	Triple-S Management Corp., “B”(a)	90
826	WellCare Health Plans, Inc.(a)	250
		658
	Pharmaceuticals (1.8%)
1,921	Catalent, Inc.(a)	80
2,303	Collegium Pharmaceutical, Inc.(a)	39
2,640	Corcept Therapeutics, Inc.(a)	40
9,508	Endo International plc(a)	163
4,591	Endocyte, Inc.(a)	91
1,341	Intersect ENT, Inc.(a)	39
12,302	Lannett Co., Inc.(a)	66
4,751	Mallinckrodt plc(a)	164
2,072	MyoKardia, Inc.(a)	128
3,715	Phibro Animal Health Corp., “A”	175
748	Reata Pharmaceuticals, Inc., “A”(a)	65
1,140	Supernus Pharmaceuticals, Inc.(a)	50
1,263	WaVe Life Sciences Ltd.(a)	67
1,663	Zogenix, Inc.(a)	80
		1,247
	Total Health Care	13,490
	Industrials (11.9%)
	Aerospace & Defense (0.9%)
943	Axon Enterprise, Inc.(a)	64
1,723	HEICO Corp.	156
2,308	KLX, Inc.(a)	170
547	Teledyne Technologies, Inc.(a)	130
2,046	Triumph Group, Inc.	43
5,552	Wesco Aircraft Holdings, Inc.(a)	68
		631
	Air Freight & Logistics (0.3%)
2,325	Atlas Air Worldwide Holdings, Inc.(a)	141
2,250	Echo Global Logistics, Inc.(a)	75
		216
	Airlines (0.6%)
3,503	Hawaiian Holdings, Inc.	145
2,723	SkyWest, Inc.	178
1,641	Spirit Airlines, Inc.(a)	78
		401
	Building Products (0.4%)
5,959	Armstrong Flooring, Inc.(a)	104
3,318	PGT Innovations, Inc.(a)	81

42      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
1,805	Simpson Manufacturing Co., Inc.	$ 139
		324
	Commercial Printing (0.6%)
5,352	Ennis, Inc.	117
13,540	LSC Communications, Inc.	165
5,353	Quad/Graphics, Inc.	122
		404
	Construction & Engineering (0.3%)
1,793	Comfort Systems USA, Inc.	103
6,018	Tutor Perini Corp.(a)	123
		226
	Construction Machinery & Heavy Trucks (0.9%)
1,002	Alamo Group, Inc.	95
3,445	American Railcar Industries, Inc.	158
2,459	Greenbrier Companies, Inc.	143
8,481	Spartan Motors, Inc.	123
4,256	Trinity Industries, Inc.	152
		671
	Data Processing & Outsourced Services (0.2%)
4,502	Sykes Enterprises, Inc.(a)	136
	Diversified Support Services (0.4%)
3,467	McGrath RentCorp	201
1,800	Mobile Mini, Inc.	77
		278
	Electrical Components & Equipment (0.5%)
1,779	Encore Wire Corp.	89
13,530	Sunrun, Inc.(a)	178
1,015	Vicor Corp.(a)	63
		330
	Environmental & Facilities Services (0.1%)
4,026	Casella Waste Systems, Inc., “A”(a)	114
	Heavy Electrical Equipment (0.1%)
2,987	TPI Composites, Inc.(a)	84
	Human Resource & Employment Services (2.0%)
2,112	ASGN, Inc.(a)	196
1,640	Barrett Business Services, Inc.	123
3,421	Heidrick & Struggles International, Inc.	151
1,992	Insperity, Inc.	239
8,708	Kelly Services, Inc., “A”	220
1,833	Kforce, Inc.	77
2,748	Korn/Ferry International	184
1,340	TriNet Group, Inc.(a)	79

Portfolio of Investments    |      43

Number of Shares	Security	Market Value (000)
5,245	TrueBlue, Inc.(a)	$ 154
		1,423
	Industrial Machinery (0.5%)
877	Chart Industries, Inc.(a)	66
3,969	Columbus McKinnon Corp.	169
642	Proto Labs, Inc.(a)	100
		335
	Marine (0.1%)
1,074	Kirby Corp.(a)	94
	Office Services & Supplies (0.3%)
6,769	ACCO Brands Corp.	84
7,949	Essendant, Inc.	115
		199
	Research & Consulting Services (1.3%)
12,841	CBIZ, Inc.(a)	307
2,639	FTI Consulting, Inc.(a)	201
2,903	ICF International, Inc.	237
8,757	Navigant Consulting, Inc.(a)	209
		954
	Trading Companies & Distributors (1.2%)
4,455	Air Lease Corp.	206
3,536	CAI International, Inc.(a)	96
2,522	GATX Corp.	213
5,284	Titan Machinery, Inc.(a)	95
2,492	Triton International Ltd.	94
2,918	Veritiv Corp.(a)	139
		843
	Trucking (1.2%)
2,480	ArcBest Corp.	119
1,540	Avis Budget Group, Inc.(a)	48
4,024	Covenant Transportation Group, Inc., “A”(a)	120
9,173	Marten Transport Ltd.	202
2,770	Ryder System, Inc.	213
874	Saia, Inc.(a)	69
2,768	Werner Enterprises, Inc.	103
		874
	Total Industrials	8,537
	Information Technology (11.7%)
	Application Software (0.8%)
1,295	Aspen Technology, Inc.(a)	149
3,676	Bottomline Technologies de, Inc.(a)	242

44      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
1,809	RingCentral, Inc., “A”(a)	$ 169
		560
	Communications Equipment (0.5%)
3,886	Comtech Telecommunications Corp.	139
7,493	Mitel Networks Corp.(a)	82
1,349	Plantronics, Inc.	91
		312
	Data Processing & Outsourced Services (0.8%)
7,568	Conduent, Inc.(a)	175
4,284	EVERTEC, Inc.	103
15,815	Net 1 UEPS Technologies, Inc.(a)	115
1,986	Syntel, Inc.(a)	81
547	WEX, Inc.(a)	104
		578
	Electronic Components (0.6%)
6,008	AVX Corp.	127
3,920	Knowles Corp.(a)	71
9,017	Vishay Intertechnology, Inc.	215
		413
	Electronic Equipment & Instruments (0.4%)
5,454	Electro Scientific Industries, Inc.(a)	120
1,440	Novanta, Inc.(a)	110
451	Zebra Technologies Corp., “A”(a)	78
		308
	Electronic Manufacturing Services (1.5%)
8,252	Benchmark Electronics, Inc.	213
2,748	CTS Corp.	101
1,685	Fabrinet (a)	81
7,099	Jabil, Inc.	210
4,134	KEMET Corp.(a)	107
4,380	Kimball Electronics, Inc.(a)	87
1,843	Plexus Corp.(a)	117
8,109	TTM Technologies, Inc.(a)	151
		1,067
	Internet Software & Services (2.3%)
3,096	Cars.com, Inc.(a)	83
1,149	Coupa Software, Inc.(a)	82
3,629	Etsy, Inc.(a)	177
1,077	GrubHub, Inc.(a)	155
6,273	LivePerson, Inc.(a)	169
827	New Relic, Inc.(a)	85
2,800	Nutanix, Inc., “A”(a)	158
8,016	QuinStreet, Inc.(a)	122

Portfolio of Investments    |      45

Number of Shares	Security	Market Value (000)
886	SPS Commerce, Inc.(a)	$ 87
218	Stamps.com, Inc.(a)	54
4,097	TechTarget, Inc.(a)	98
607	Trade Desk, Inc., “A”(a)	86
1,034	Twilio, Inc., “A”(a)	83
4,029	Web.com Group, Inc.(a)	113
3,422	XO Group, Inc.(a)	103
		1,655
	IT Consulting & Other Services (1.0%)
1,758	Acxiom Corp.(a)	80
563	CACI International, Inc., “A”(a)	110
3,691	ManTech International Corp., “A”	245
7,183	Perficient, Inc.(a)	207
1,393	Virtusa Corp.(a)	81
		723
	Semiconductor Equipment (1.9%)
14,187	Amkor Technology, Inc.(a)	124
2,007	Cabot Microelectronics Corp.	226
3,424	Cohu, Inc.	90
7,431	Kulicke & Soffa Industries, Inc.	192
857	MKS Instruments, Inc.	80
1,736	Nanometrics, Inc.(a)	76
18,074	Photronics, Inc.(a)	193
1,744	SolarEdge Technologies, Inc.(a)	84
7,404	Ultra Clean Holdings, Inc.(a)	113
12,788	Xcerra Corp.(a)	185
		1,363
	Semiconductors (1.2%)
5,218	Alpha & Omega Semiconductor Ltd.(a)	74
3,326	Cree, Inc.(a)	160
5,023	Diodes, Inc.(a)	191
2,040	First Solar, Inc.(a)	106
2,197	Mellanox Technologies Ltd.(a)	183
4,209	SMART Global Holdings, Inc.(a)	139
		853
	Systems Software (0.4%)
1,800	Qualys, Inc.(a)	164
8,461	TiVo Corp.	115
		279
	Technology Distributors (0.3%)
2,170	ScanSource, Inc.(a)	88

46      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
1,978	Tech Data Corp.(a)	$ 144
		232
	Total Information Technology	8,343
	Materials (3.8%)
	Aluminum (0.1%)
1,450	Alcoa Corp.(a)	65
2,055	Century Aluminum Co.(a)	26
		91
	Commodity Chemicals (0.2%)
2,256	Kronos Worldwide, Inc.	45
982	Trinseo S.A.	76
		121
	Diversified Chemicals (0.2%)
4,499	Huntsman Corp.	137
	Diversified Metals & Mining (0.1%)
1,417	Materion Corp.	91
	Fertilizers & Agricultural Chemicals (0.0%)
7,619	Intrepid Potash, Inc.(a)	26
	Forest Products (0.4%)
2,888	Boise Cascade Co.	126
6,375	Louisiana-Pacific Corp.	186
		312
	Paper Products (1.1%)
4,549	Domtar Corp.	232
1,730	KapStone Paper and Packaging Corp.	59
9,833	Mercer International, Inc.	174
8,072	Resolute Forest Products, Inc.(a)	111
6,187	Verso Corp., “A”(a)	194
		770
	Specialty Chemicals (0.7%)
1,669	Ashland Global Holdings, Inc.	140
5,764	FutureFuel Corp.	85
1,386	Kraton Corp.(a)	65
5,173	Platform Specialty Products Corp.(a)	69
4,716	Rayonier Advanced Materials, Inc.	99
		458
	Steel (1.0%)
6,514	Commercial Metals Co.	141
2,571	Reliance Steel & Aluminum Co.	226
4,611	Schnitzer Steel Industries, Inc., “A”	121
2,412	United States Steel Corp.	72

Portfolio of Investments    |      47

Number of Shares	Security	Market Value (000)
5,781	Warrior Met Coal, Inc.	$ 139
		699
	Total Materials	2,705
	Real Estate (10.8%)
	Diversified Real Estate Activities (0.4%)
2,945	RMR Group, Inc., “A”	278
	Real Estate Services (1.0%)
2,644	Altisource Portfolio Solutions S.A.(a)	96
4,001	HFF, Inc., “A”	182
4,403	Marcus & Millichap, Inc.(a)	160
3,723	RE/MAX Holdings, Inc., “A”	183
4,145	Realogy Holdings Corp.	89
		710
	REITs - Diversified (0.6%)
8,704	Armada Hoffler Properties, Inc.	136
1,468	PS Business Parks, Inc.	191
4,941	STORE Capital Corp.	142
		469
	REITs - Health Care (0.2%)
3,884	Community Healthcare Trust, Inc.	121
	REITs - Hotel & Resort (3.9%)
22,115	Ashford Hospitality Trust, Inc.	144
14,449	Braemar Hotels & Resorts, Inc.	167
5,291	Chatham Lodging Trust	114
8,612	Chesapeake Lodging Trust	283
4,805	CorePoint Lodging, Inc.	100
17,610	DiamondRock Hospitality Co.	211
11,042	Hersha Hospitality Trust	261
5,933	LaSalle Hotel Properties	208
7,468	Park Hotels & Resorts, Inc.	250
5,089	Pebblebrook Hotel Trust	196
3,001	Ryman Hospitality Properties, Inc.	266
7,243	Summit Hotel Properties, Inc.	99
14,231	Sunstone Hotel Investors, Inc.	239
9,860	Xenia Hotels & Resorts, Inc.	239
		2,777
	REITs - Industrial (0.9%)
3,349	EastGroup Properties, Inc.	326
4,674	Rexford Industrial Realty, Inc.	152
4,046	Terreno Realty Corp.	155
		633
	REITs - Office (0.2%)
5,138	Tier REIT, Inc.	122

48      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	REITs - Residential (0.6%)
3,565	Education Realty Trust, Inc.	$ 147
1,994	Equity LifeStyle Properties, Inc.	193
3,582	NexPoint Residential Trust, Inc.	116
		456
	REITs - Retail (0.4%)
14,476	Spirit Realty Capital, Inc.	121
21,627	Washington Prime Group, Inc.	168
		289
	REITs - Specialized (2.6%)
6,125	CoreCivic, Inc.	159
1,225	CoreSite Realty Corp.	143
8,987	CubeSmart	274
4,692	Gaming and Leisure Properties, Inc.	168
6,181	GEO Group, Inc.	157
9,228	InfraREIT, Inc.(a)	193
2,767	Life Storage, Inc.	270
4,233	National Storage Affiliates Trust	120
2,260	PotlatchDeltic Corp.	109
7,820	Rayonier, Inc.	272
		1,865
	Total Real Estate	7,720
	Telecommunication Services (1.2%)
	Alternative Carriers (0.5%)
9,846	Iridium Communications, Inc.(a)	199
11,694	Vonage Holdings Corp.(a)	166
		365
	Integrated Telecommunication Services (0.1%)
7,670	Frontier Communications Corp.	40
	Wireless Telecommunication Services (0.6%)
5,674	Boingo Wireless, Inc.(a)	188
4,013	Telephone & Data Systems, Inc.	120
2,856	United States Cellular Corp.(a)	122
		430
	Total Telecommunication Services	835
	Utilities (4.2%)
	Electric Utilities (2.3%)
4,338	ALLETE, Inc.	326
2,536	El Paso Electric Co.	155
10,767	Hawaiian Electric Industries, Inc.	380
3,161	Otter Tail Corp.	151
7,429	PNM Resources, Inc.	289

Portfolio of Investments    |      49

Number of Shares	Security	Market Value (000)
7,927	Portland General Electric Co.	$ 368
		1,669
	Gas Utilities (0.2%)
2,431	Spire, Inc.	181
	Independent Power Producers & Energy Traders (0.4%)
1,912	NRG Energy, Inc.	68
4,431	NRG Yield, Inc., “A”	87
6,849	NRG Yield, Inc., “C”	136
		291
	Multi-Utilities (0.9%)
2,678	Avista Corp.	138
2,975	NorthWestern Corp.	178
4,594	Vectren Corp.	327
		643
	Renewable Electricity (0.3%)
3,812	NextEra Energy Partners, LP	185
	Renewable Energy (0.1%)
3,922	TerraForm Power, Inc., “A”	44
	Total Utilities	3,013
	Total Common Stocks (cost: $65,578)	71,188
	Total Equity Securities (cost: $65,578)	71,188
	MONEY MARKET INSTRUMENTS (0.1%)
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
44,807	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(b) (cost: $45)	45
	Total Investments (cost: $65,623)	$ 71,233

50      |     USAA MSCI Index ETFs

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Equity Securities:
Common Stocks	$71,188	$—	$—	$71,188
Money Market Instruments:
Government & U.S. Treasury Money Market Funds	45	—	—	45
Total	$71,233	$—	$—	$71,233
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

Portfolio of Investments    |      51

USAA MSCI International Value Momentum Blend Index ETF
August 31, 2018
Number of Shares	Security	Market Value (000)
	EQUITY SECURITIES (99.8%)
	COMMON STOCKS (98.8%)
	Consumer Discretionary (12.7%)
	Advertising (0.1%)
5,800	CyberAgent, Inc.	$ 331
	Apparel, Accessories & Luxury Goods (1.1%)
2,991	Kering S.A.	1,629
38,638	Moncler S.p.A.	1,751
		3,380
	Auto Parts & Equipment (1.9%)
8,100	Denso Corp.	391
8,980	Faurecia S.A.	551
28,450	Linamar Corp.	1,252
29,870	Magna International, Inc.	1,619
9,600	NGK Spark Plug Co. Ltd.	274
12,800	NOK Corp.	245
22,500	Sumitomo Electric Industries Ltd.	357
15,400	Toyoda Gosei Co. Ltd.	385
12,100	Toyota Industries Corp.	686
		5,760
	Automobile Manufacturers (3.7%)
16,384	Bayerische Motoren Werke AG	1,590
24,128	Daimler AG	1,564
57,776	Fiat Chrysler Automobiles N.V.(a)	979
25,100	Honda Motor Co. Ltd.	745
44,300	Mazda Motor Corp.	515
83,000	Nissan Motor Co. Ltd.	778
55,275	Peugeot S.A.	1,524
14,959	Renault S.A.	1,291
12,500	Suzuki Motor Corp.	815
14,800	Toyota Motor Corp.	925
4,163	Volkswagen AG	672
		11,398
	Cable & Satellite (0.5%)
84,917	Sky plc	1,700
	Casinos & Gaming (0.5%)
35,226	Aristocrat Leisure Ltd.	805

52      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
57,946	GVC Holdings plc	$ 830
		1,635
	Computer & Electronics Retail (0.4%)
4,500	Hikari Tsushin, Inc.	853
79,000	Yamada Denki Co. Ltd.	392
		1,245
	Consumer Electronics (0.3%)
25,500	Nikon Corp.	489
8,300	Sony Corp.	475
		964
	Footwear (0.3%)
1,455	Puma SE	799
	Homebuilding (1.5%)
225,646	Barratt Developments plc	1,590
16,111	Berkeley Group Holdings plc	763
34,800	Iida Group Holdings Co. Ltd.	644
48,332	Persimmon plc	1,528
		4,525
	Hotels, Resorts & Cruise Lines (1.2%)
27,610	Flight Centre Travel Group Ltd.	1,167
416,000	Shangri-La Asia Ltd.	641
95,927	TUI AG	1,773
		3,581
	Leisure Facilities (0.2%)
4,600	Oriental Land Co. Ltd.	494
	Leisure Products (0.1%)
12,700	Sankyo Co. Ltd.	487
	Motorcycle Manufacturers (0.1%)
10,600	Yamaha Motor Co. Ltd.	269
	Publishing (0.5%)
50,256	Pearson plc	600
17,160	Wolters Kluwer N.V.	1,090
		1,690
	Tires & Rubber (0.3%)
17,900	Sumitomo Rubber Industries Ltd.	266
30,500	Yokohama Rubber Co. Ltd.	642
		908
	Total Consumer Discretionary	39,166
	Consumer Staples (6.5%)
	Agricultural Products (1.0%)
6,362,900	Golden Agri-Resources Ltd.	1,324

Portfolio of Investments    |      53

Number of Shares	Security	Market Value (000)
808,800	Wilmar International Ltd.	$ 1,889
		3,213
	Brewers (0.6%)
20,500	Asahi Group Holdings Ltd.	928
36,000	Kirin Holdings Co. Ltd.	892
		1,820
	Food Retail (3.3%)
33,890	Casino Guichard Perrachon S.A.	1,077
36,285	Empire Co. Ltd.	692
7,600	FamilyMart UNY Holdings Co. Ltd.	664
414,008	J Sainsbury plc	1,745
96,093	Koninklijke Ahold Delhaize N.V.	2,343
484,976	Tesco plc	1,554
586,549	WM Morrison Supermarkets plc	2,007
		10,082
	Hypermarkets & Super Centers (0.3%)
64,178	METRO AG	1,005
	Packaged Foods & Meats (0.8%)
45,091	Marine Harvest ASA	977
1,747,000	WH Group Ltd.(c)	1,317
		2,294
	Personal Products (0.1%)
4,500	Shiseido Co. Ltd.	318
	Soft Drinks (0.1%)
9,900	Coca-Cola Bottlers Japan Holdings, Inc.	281
	Tobacco (0.3%)
19,737	Swedish Match AB	1,056
	Total Consumer Staples	20,069
	Energy (6.0%)
	Integrated Oil & Gas (4.1%)
99,947	Eni S.p.A.	1,858
69,478	Equinor ASA	1,787
42,300	Husky Energy, Inc.	700
14,654	OMV AG	778
144,857	Origin Energy Ltd.(a)	833
83,369	Repsol S.A.	1,607
58,762	Royal Dutch Shell plc, “A”	1,910
26,198	Royal Dutch Shell plc, “B”	865
36,229	TOTAL S.A.	2,271
		12,609
	Oil & Gas Exploration & Production (0.6%)
17,547	Aker BP ASA	623

54      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
56,100	Inpex Corp.	$ 615
89,685	Santos Ltd.	440
		1,678
	Oil & Gas Refining & Marketing (1.3%)
14,900	Idemitsu Kosan Co. Ltd.	754
116,200	JXTG Holdings, Inc.	820
18,349	Neste Oyj	1,597
43,600	Showa Shell Sekiyu K.K.	881
		4,052
	Total Energy	18,339
	Financials (20.7%)
	Asset Management & Custody Banks (0.8%)
161,582	3i Group plc	1,883
21,300	SBI Holdings, Inc.	589
		2,472
	Consumer Finance (0.2%)
40,800	Credit Saison Co. Ltd.	677
	Diversified Banks (10.2%)
369,719	Banco de Sabadell S.A.	569
384,106	Bank Hapoalim BM	2,883
383,983	Bank Leumi Le-Israel BM	2,585
650,768	Barclays plc	1,486
13,245	BNP Paribas S.A.	779
188,500	BOC Hong Kong Holdings Ltd.	920
120,222	Commerzbank AG(a)	1,139
58,076	Credit Agricole S.A.	797
97,700	DBS Group Holdings Ltd.	1,779
20,003	Erste Group Bank AG(a)	798
42,100	Hang Seng Bank Ltd.	1,141
274,432	Intesa Sanpaolo S.p.A.	679
48,000	Japan Post Bank Co. Ltd.	562
69,297	Mediobanca Banca di Credito Finanziario S.p.A.	646
94,800	Mitsubishi UFJ Financial Group, Inc.	574
140,167	Mizrahi Tefahot Bank Ltd.	2,535
462,400	Mizuho Financial Group, Inc.	814
131,700	Oversea-Chinese Banking Corp. Ltd.	1,086
42,448	Raiffeisen Bank International AG	1,210
400,034	Royal Bank of Scotland Group plc	1,255
30,213	Societe Generale S.A.	1,239
16,200	Sumitomo Mitsui Financial Group, Inc.	640
13,100	Sumitomo Mitsui Trust Holdings, Inc.	527
26,300	Toronto-Dominion Bank	1,586
60,772	UniCredit S.p.A.	879

Portfolio of Investments    |      55

Number of Shares	Security	Market Value (000)
108,200	United Overseas Bank Ltd.	$ 2,137
		31,245
	Diversified Capital Markets (0.7%)
96,366	Deutsche Bank AG	1,088
9,749	Macquarie Group Ltd.	912
		2,000
	Investment Banking & Brokerage (0.2%)
105,700	Nomura Holdings, Inc.	485
	Life & Health Insurance (3.3%)
201,016	Aegon N.V.	1,208
79,894	CNP Assurances	1,847
27,000	Dai-ichi Life Holdings, Inc.	516
55,300	Japan Post Holdings Co. Ltd.	658
52,565	NN Group N.V.	2,259
163,561	Poste Italiane S.p.A.(c)	1,262
7,017	Swiss Life Holding AG(a)	2,548
		10,298
	Multi-Line Insurance (1.3%)
42,549	Ageas	2,207
49,501	Assicurazioni Generali S.p.A.	826
2,000	Fairfax Financial Holdings Ltd.	1,099
		4,132
	Multi-Sector Holdings (1.4%)
22,810	EXOR N.V.	1,486
32,907	Pargesa Holding S.A.	2,679
		4,165
	Other Diversified Financial Services (0.2%)
37,800	ORIX Corp.	609
	Property & Casualty Insurance (0.2%)
14,700	Sompo Holdings, Inc.	629
	Regional Banks (1.5%)
4,100	Bank of Kyoto Ltd.	207
86,100	Chiba Bank Ltd.	567
113,400	Concordia Financial Group Ltd.	545
110,000	Fukuoka Financial Group, Inc.	618
194,400	Mebuki Financial Group, Inc.	691
116,400	Resona Holdings, Inc.	661
38,400	Shinsei Bank Ltd.	591
78,400	Yamaguchi Financial Group, Inc.	864
		4,744
	Specialized Finance (0.7%)
26,397	ASX Ltd.	1,291

56      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
115,400	Mitsubishi UFJ Lease & Finance Co. Ltd.	$ 650
5,300	Tokyo Century Corp.	294
		2,235
	Total Financials	63,691
	Health Care (4.5%)
	Biotechnology (0.5%)
27,138	Shire plc	1,587
	Health Care Distributors (0.8%)
30,800	Alfresa Holdings Corp.	774
34,300	Medipal Holdings Corp.	693
19,200	Suzuken Co. Ltd.	875
		2,342
	Health Care Equipment (0.9%)
7,800	Terumo Corp.	431
56,305	William Demant Holding A/S(a)	2,295
		2,726
	Life Sciences Tools & Services (0.3%)
3,156	Lonza Group AG(a)	1,018
	Pharmaceuticals (2.0%)
24,500	Astellas Pharma, Inc.	416
27,272	Bausch Health Companies, Inc.(a)	630
23,000	Daiichi Sankyo Co. Ltd.	900
11,324	Ipsen S.A.	2,018
15,900	Sumitomo Dainippon Pharma Co., Ltd.	339
8,400	Taisho Pharmaceutical Holdings Co. Ltd.	912
48,683	Teva Pharmaceutical Industries Ltd. ADR	1,115
		6,330
	Total Health Care	14,003
	Industrials (17.4%)
	Aerospace & Defense (2.0%)
61,800	CAE, Inc.	1,235
535	Dassault Aviation S.A.	998
111,843	Meggitt plc	782
4,637	MTU Aero Engines AG	1,019
7,668	Safran S.A.	1,002
9,126	Thales S.A.	1,288
		6,324
	Air Freight & Logistics (0.6%)
330,818	Royal Mail plc	1,926
	Airlines (2.4%)
25,600	ANA Holdings, Inc.	889
54,074	Deutsche Lufthansa AG	1,415

Portfolio of Investments    |      57

Number of Shares	Security	Market Value (000)
69,992	easyJet plc	$ 1,387
163,139	International Consolidated Airlines Group S.A.	1,469
24,800	Japan Airlines Co. Ltd.	896
167,500	Singapore Airlines Ltd.	1,198
		7,254
	Airport Services (0.8%)
10,881	Aeroports de Paris	2,397
	Building Products (0.2%)
16,100	AGC, Inc.	646
	Commercial Printing (0.5%)
22,100	Dai Nippon Printing Co. Ltd.	497
127,000	Toppan Printing Co. Ltd.	993
		1,490
	Construction & Engineering (2.7%)
18,412	ACS Actividades de Construccion y Servicios S.A.	769
24,435	Bouygues S.A.	1,081
20,905	Eiffage S.A.	2,358
13,800	JGC Corp.	279
104,000	Kajima Corp.	750
82,500	Obayashi Corp.	775
89,500	Shimizu Corp.	785
17,300	Taisei Corp.	775
16,000	WSP Global, Inc.	862
		8,434
	Construction Machinery & Heavy Trucks (0.8%)
9,200	Hitachi Construction Machinery Co. Ltd.	276
47,979	Volvo AB, “B”	827
1,655,800	Yangzijiang Shipbuilding Holdings Ltd.	1,293
		2,396
	Diversified Support Services (0.3%)
93,992	Babcock International Group plc	872
	Electrical Components & Equipment (0.2%)
87,000	Fuji Electric Co. Ltd.	702
	Human Resource & Employment Services (0.1%)
14,500	Recruit Holdings Co. Ltd.	443
	Industrial Conglomerates (1.8%)
122,500	CK Hutchison Holdings Ltd.	1,412
15,900	Jardine Matheson Holdings Ltd.	1,003
145,200	Keppel Corp. Ltd.	692
950,000	NWS Holdings Ltd.	1,692
364,200	Sembcorp Industries Ltd.	726
		5,525

58      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Industrial Machinery (0.8%)
5,900	Daifuku Co. Ltd.	$ 307
37,300	JTEKT Corp.	524
13,800	MINEBEA MITSUMI, Inc.	260
6,600	Mitsubishi Heavy Industries Ltd.	245
22,200	NSK Ltd.	252
16,900	Sumitomo Heavy Industries Ltd.	551
9,200	THK Co. Ltd.	247
		2,386
	Marine (0.3%)
20,600	Mitsui OSK Lines Ltd.	555
12,400	Nippon Yusen KK	234
		789
	Marine Ports & Services (0.3%)
44,600	Kamigumi Co. Ltd.	907
	Railroads (0.8%)
4,500	Central Japan Railway Co.	906
13,500	Hankyu Hanshin Holdings, Inc.	483
13,600	Keisei Electric Railway Co. Ltd.	457
22,600	Nagoya Railroad Co. Ltd.	517
		2,363
	Research & Consulting Services (0.3%)
5,260	Teleperformance	1,013
	Trading Companies & Distributors (2.4%)
31,040	AerCap Holdings N.V.(a)	1,768
12,708	Ferguson plc	1,021
41,900	ITOCHU Corp.	735
96,200	Marubeni Corp.	791
24,700	Mitsubishi Corp.	706
52,800	Mitsui & Co. Ltd.	882
48,300	Sumitomo Corp.	786
21,100	Toyota Tsusho Corp.	721
		7,410
	Trucking (0.1%)
5,800	Nippon Express Co. Ltd.	364
	Total Industrials	53,641
	Information Technology (4.9%)
	Application Software (1.2%)
7,297	Dassault Systemes SE	1,185
20,869	Nice Ltd.(a)	2,407
		3,592

Portfolio of Investments    |      59

Number of Shares	Security	Market Value (000)
	Data Processing & Outsourced Services (0.6%)
8,626	Wirecard AG	$ 1,920
	Electronic Components (0.8%)
13,700	Kyocera Corp.	866
20,800	Nippon Electric Glass Co. Ltd.	670
6,100	TDK Corp.	687
7,800	Yaskawa Electric Corp.	262
		2,485
	Electronic Equipment & Instruments (0.2%)
105,000	Hitachi Ltd.	687
	Electronic Manufacturing Services (0.2%)
49,000	Venture Corp. Ltd.	648
	Home Entertainment Software (0.3%)
19,000	Nexon Co. Ltd.(a)	239
6,074	Ubisoft Entertainment S.A.(a)	655
		894
	Industrial Conglomerates (0.0%)
59,000	Toshiba Corp.(a)	177
	IT Consulting & Other Services (0.4%)
101,000	Fujitsu Ltd.	741
10,200	Otsuka Corp.	370
		1,111
	Semiconductor Equipment (0.2%)
3,400	Tokyo Electron Ltd.	579
	Semiconductors (0.1%)
3,500	Rohm Co. Ltd.	316
	Technology Hardware, Storage, & Peripherals (0.9%)
27,000	Brother Industries Ltd.	556
23,700	FUJIFILM Holdings Corp.	1,004
34,600	Konica Minolta, Inc.	353
69,300	Ricoh Co. Ltd.	728
		2,641
	Total Information Technology	15,050
	Materials (9.2%)
	Aluminum (0.2%)
265,419	Alumina Ltd.	553
	Commodity Chemicals (1.0%)
54,100	Asahi Kasei Corp.	795
31,000	Kaneka Corp.	284
17,008	Methanex Corp.	1,242
23,900	Mitsui Chemicals, Inc.	620

60      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
17,300	Tosoh Corp.	$ 272
		3,213
	Construction Materials (0.1%)
8,800	Taiheiyo Cement Corp.	267
	Diversified Chemicals (0.7%)
73,500	Mitsubishi Chemical Holdings Corp.	660
25,900	Mitsubishi Gas Chemical Co., Inc.	540
5,500	Showa Denko KK	263
112,000	Sumitomo Chemical Co. Ltd.	637
		2,100
	Diversified Metals & Mining (1.8%)
31,553	Anglo American plc	632
18,930	Boliden AB	496
85,310	Glencore plc(a)	348
19,600	Mitsubishi Materials Corp.	531
11,808	Rio Tinto Ltd.	621
13,453	Rio Tinto plc	640
430,950	South32 Ltd.	1,084
15,000	Sumitomo Metal Mining Co. Ltd.	486
27,255	Teck Resources Ltd., “B”	615
		5,453
	Forest Products (0.4%)
17,216	West Fraser Timber Co. Ltd.	1,143
	Metal & Glass Containers (0.1%)
18,600	Toyo Seikan Group Holdings, Ltd.	353
	Paper Packaging (0.5%)
38,265	Smurfit Kappa Group plc	1,566
	Paper Products (1.4%)
111,000	Oji Holdings Corp.	762
84,328	Stora Enso Oyj, “R”	1,573
49,665	UPM-Kymmene Oyj	1,918
		4,253
	Specialty Chemicals (1.6%)
19,121	Covestro AG	1,633
22,550	Koninklijke DSM N.V.	2,371
16,765	Umicore S.A.	937
		4,941
	Steel (1.4%)
26,831	ArcelorMittal	810
75,460	BlueScope Steel Ltd.	945
129,497	Fortescue Metals Group Ltd.	360
26,100	JFE Holdings, Inc.	572

Portfolio of Investments    |      61

Number of Shares	Security	Market Value (000)
42,500	Kobe Steel Ltd.	$ 356
27,600	Nippon Steel & Sumitomo Metal Corp.	556
17,189	voestalpine AG	773
		4,372
	Total Materials	28,214
	Real Estate (7.7%)
	Diversified Real Estate Activities (2.9%)
112,000	City Developments Ltd.	759
3,100	Daito Trust Construction Co. Ltd.	465
22,100	Daiwa House Industry Co. Ltd.	675
324,000	Kerry Properties Ltd.	1,228
59,239	LendLease Group	878
117,000	Sun Hung Kai Properties Ltd.	1,737
95,000	Swire Pacific Ltd., “A”	1,074
48,900	Tokyu Fudosan Holdings Corp.	334
184,100	UOL Group Ltd.	929
257,000	Wharf Holdings Ltd.	733
		8,812
	Real Estate Development (1.1%)
222,000	CK Asset Holdings Ltd.	1,583
1,076,710	Sino Land Co. Ltd.	1,824
		3,407
	Real Estate Operating Companies (1.8%)
38,400	Aeon Mall Co. Ltd.	644
22,592	Deutsche Wohnen SE	1,144
399,000	Hysan Development Co. Ltd.	2,046
243,400	Swire Properties Ltd.	957
132,000	Wharf Real Estate Investment Co. Ltd.	875
		5,666
	REITs - Diversified (0.5%)
192	Daiwa House REIT Investment Corp.	446
693	Nomura Real Estate Master Fund, Inc.	968
		1,414
	REITs - Industrial (0.4%)
155,551	Goodman Group	1,204
	REITs - Office (0.1%)
82	Nippon Building Fund, Inc.	478
	REITs - Retail (0.9%)
265,000	Link REIT	2,640
	Total Real Estate	23,621

62      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Telecommunication Services (3.8%)
	Integrated Telecommunication Services (2.6%)
21,900	Nippon Telegraph & Telephone Corp.	$ 978
130,831	Orange S.A.	2,123
1,709,270	Telecom Italia S.p.A.(a)	1,092
1,130,847	Telecom Italia S.p.A.	630
53,453	Telenor ASA	1,011
475,365	Telia Co. AB	2,110
		7,944
	Wireless Telecommunication Services (1.2%)
13,700	KDDI Corp.	363
14,900	NTT DOCOMO, Inc.	388
150,989	Tele2 AB, “B”	1,864
501,655	Vodafone Group plc	1,073
		3,688
	Total Telecommunication Services	11,632
	Utilities (5.4%)
	Electric Utilities (3.7%)
60,300	Chubu Electric Power Co., Inc.	879
30,000	Chugoku Electric Power Co., Inc.	376
216,704	EDP - Energias de Portugal S.A.	848
85,302	Electricite de France S.A.	1,400
221,874	Enel S.p.A.	1,100
73,761	Fortum Oyj	1,871
160,978	Iberdrola S.A.	1,203
50,000	Kansai Electric Power Co., Inc.	718
66,800	Kyushu Electric Power Co., Inc.	751
14,889	Orsted A/S(c)	943
72,300	Tohoku Electric Power Co., Inc.	909
118,300	Tokyo Electric Power Co. Holdings, Inc.(a)	548
		11,546
	Gas Utilities (0.3%)
33,017	Naturgy Energy Group S.A.	889
	Independent Power Producers & Energy Traders (0.6%)
26,500	Electric Power Development Co. Ltd.	703
41,361	Uniper SE	1,266
		1,969
	Multi-Utilities (0.8%)
121,306	Engie S.A.	1,782
21,787	RWE AG	554
		2,336
	Total Utilities	16,740
	Total Common Stocks (cost: $313,749)	304,166

Portfolio of Investments    |      63

Number of Shares	Security	Market Value (000)
	PREFERRED STOCKS (1.0%)
	Consumer Discretionary (1.0%)
	Automobile Manufacturers (1.0%)
11,744	Bayerische Motoren Werke AG	$ 987
16,640	Porsche Automobil Holding SE	1,056
5,957	Volkswagen AG	976
	Total Consumer Discretionary	3,019
	Total Preferred Stocks (cost: $3,500)	3,019
	Total Equity Securities (cost: $317,249)	307,185
	MONEY MARKET INSTRUMENTS (0.2%)
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
509,647	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(b) (cost: $510)	510
	Total Investments (cost: $317,759)	$ 307,695

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Equity Securities:
Common Stocks	$304,166	$—	$—	$304,166
Preferred Stocks	3,019	—	—	3,019
Money Market Instruments:
Government & U.S. Treasury Money Market Funds	510	—	—	510
Total	$307,695	$—	$—	$307,695
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

64      |     USAA MSCI Index ETFs

USAA MSCI Emerging Markets Value Momentum Blend Index ETF
August 31, 2018
Number of Shares	Security	Market Value (000)
	EQUITY SECURITIES (99.4%)
	COMMON STOCKS (98.3%)
	Consumer Discretionary (8.7%)
	Apparel Retail (0.2%)
20,799	Mr Price Group Ltd.	$ 320
	Apparel, Accessories & Luxury Goods (0.4%)
50,000	Shenzhou International Group Holdings Ltd.	656
	Auto Parts & Equipment (0.5%)
4,062	Hyundai Mobis Co. Ltd.	817
	Automobile Manufacturers (3.4%)
523,000	BAIC Motor Corp. Ltd., “H”(c)	440
278,600	Chongqing Changan Automobile Co. Ltd., “B”	244
682,000	Dongfeng Motor Group Co. Ltd., “H”	762
142,000	Geely Automobile Holdings Ltd.	302
561,600	Guangzhou Automobile Group Co. Ltd., “H”	609
10,480	Hyundai Motor Co.	1,177
2,657	Hyundai Motor Co.	204
33,751	Kia Motors Corp.	972
31,472	Tata Motors Ltd. ADR(a)	584
		5,294
	Automotive Retail (0.1%)
87,500	Zhongsheng Group Holdings Ltd.	192
	Consumer Electronics (0.6%)
9,916	LG Electronics, Inc.	684
552,000	Skyworth Digital Holdings Ltd.	179
		863
	Department Stores (1.4%)
10,217	Hyundai Department Store Co. Ltd.	914
3,472	Lotte Shopping Co. Ltd.	561
2,225	Shinsegae, Inc.	649
		2,124
	Education Services (0.3%)
18,470	TAL Education Group(a)	547
	Footwear (0.2%)
49,000	Feng TAY Enterprise Co. Ltd.	297

Portfolio of Investments    |      65

Number of Shares	Security	Market Value (000)
	General Merchandise Stores (0.3%)
12,685	Magazine Luiza S.A.	$ 401
	Hotels, Resorts & Cruise Lines (0.2%)
740,000	China Travel International Investment Hong Kong Ltd.	241
	Household Appliances (0.2%)
136,000	Haier Electronics Group Co. Ltd.	354
	Internet & Direct Marketing Retail (0.2%)
1,331	CJ ENM Co. Ltd.	301
	Leisure Products (0.2%)
3,020	HLB, Inc.(a)	282
	Specialty Stores (0.2%)
14,913	FF Group(a),(d),(e),(f)	83
2,338	Hotel Shilla Co. Ltd.	227
		310
	Tires & Rubber (0.3%)
12,897	Hankook Tire Co. Ltd.	541
	Total Consumer Discretionary	13,540
	Consumer Staples (7.7%)
	Agricultural Products (0.3%)
1,230,000	China Agri-Industries Holdings Ltd.	489
	Brewers (0.3%)
118,000	China Resources Beer Holdings Co. Ltd.	502
	Hypermarkets & Super Centers (1.1%)
231,123	Cencosud S.A.	547
3,858	E-MART, Inc.	743
339,500	Sun Art Retail Group Ltd.	392
		1,682
	Packaged Foods & Meats (4.9%)
793,900	Charoen Pokphand Foods PCL NVDR	625
264,000	China Mengniu Dairy Co. Ltd.	762
3,352	CJ CheilJedang Corp.	1,031
304,297	JBS S.A.	694
42,500	Nestle Malaysia Bhd	1,520
430,840	PPB Group Bhd	1,761
202,000	Tingyi Cayman Islands Holding Corp.	361
275,000	Uni-President China Holdings Ltd.	271
184,000	Uni-President Enterprises Corp.	465
		7,490
	Soft Drinks (0.4%)
69,700	Fraser & Neave Holdings Bhd	645

66      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Tobacco (0.7%)
11,873	KT&G Corp.	$ 1,077
	Total Consumer Staples	11,885
	Energy (4.8%)
	Coal & Consumable Fuels (0.3%)
362,000	Yanzhou Coal Mining Co. Ltd., “H”	418
	Integrated Oil & Gas (2.7%)
330,000	China Petroleum & Chemical Corp., “H”	332
995,887	Ecopetrol S.A.	1,115
328,287	Gazprom PJSC ADR	1,448
7,116	LUKOIL PJSC(d)	493
36,868	Petroleo Brasileiro S.A.	172
172,074	Surgutneftegas PJSC ADR	716
		4,276
	Oil & Gas Equipment & Services (0.3%)
492,800	Dialog Group Bhd	417
	Oil & Gas Exploration & Production (0.4%)
9,445	Tatneft PJSC	654
	Oil & Gas Refining & Marketing (1.1%)
33,415	Grupa Lotos S.A.	635
31,715	Reliance Industries Ltd. GDR(c)	1,097
		1,732
	Total Energy	7,497
	Financials (23.8%)
	Asset Management & Custody Banks (0.6%)
2,103,000	China Cinda Asset Management Co. Ltd., “H”	544
2,043,000	China Huarong Asset Management Co. Ltd., “H”(c)	424
		968
	Diversified Banks (18.1%)
2,057,000	Agricultural Bank of China Ltd., “H”	996
160,427	Alpha Bank AE(a)	295
40,868	Banco do Brasil S.A.	299
2,174,000	Bank of China Ltd., “H”	978
1,287,000	Bank of Communications Co. Ltd., “H”	930
1,556,000	China CITIC Bank Corp. Ltd., “H”	971
1,165,000	China Construction Bank Corp., “H”	1,032
2,462,000	China Development Financial Holding Corp.	890
2,104,000	China Everbright Bank Co. Ltd., “H”	879
132,500	China Merchants Bank Co. Ltd., “H”	508
833,700	China Minsheng Banking Corp. Ltd., “H”	597
530,000	E.Sun Financial Holding Co. Ltd.	390
433,153	Eurobank Ergasias S.A.(a)	370
2,508,840	First Financial Holding Co. Ltd.	1,679

Portfolio of Investments    |      67

Number of Shares	Security	Market Value (000)
22,244	Hana Financial Group, Inc.	$ 853
435,800	Hong Leong Bank Bhd	2,180
1,224,000	Industrial & Commercial Bank of China Ltd., “H”	901
72,560	Industrial Bank of Korea	971
22,445	KB Financial Group, Inc.	1,042
947,679	National Bank of Greece S.A.(d)	270
20,080	Nedbank Group Ltd.	381
17,652	OTP Bank Nyrt	653
124,264	Piraeus Bank S.A.(a)	347
9,740	Qatar National Bank QPSC	476
31,339	Sberbank of Russia PJSC ADR	340
16,079	Shinhan Financial Group Co. Ltd.	630
3,062,000	SinoPac Financial Holdings Co. Ltd.	1,122
1,698,093	Taishin Financial Holding Co. Ltd.	799
5,856,000	Taiwan Business Bank	2,116
2,590,090	Taiwan Cooperative Financial Holding Co. Ltd.	1,539
618,598	Turkiye Halk Bankasi A/S	574
1,034,360	Turkiye Vakiflar Bankasi TAO	540
67,857	Woori Bank	994
2,081,495	Yapi ve Kredi Bankasi A/S(a)	528
		28,070
	Diversified Capital Markets (0.2%)
134,000	China Everbright Ltd.	235
	Investment Banking & Brokerage (1.4%)
6,231	Korea Investment Holdings Co. Ltd.	399
30,721	NH Investment & Securities Co. Ltd.	371
2,652,000	Yuanta Financial Holding Co. Ltd.	1,343
		2,113
	Life & Health Insurance (1.1%)
54,500	Ping An Insurance Group Co. of China Ltd., “H”	525
2,911,000	Shin Kong Financial Holding Co. Ltd.	1,151
		1,676
	Regional Banks (1.5%)
101,116	BNK Financial Group, Inc.	757
1,160,000	Chongqing Rural Commercial Bank Co. Ltd., “H”	625
106,827	DGB Financial Group, Inc.	984
		2,366
	Reinsurance (0.2%)
26,300	IRB Brasil Resseguros S/A	379
	Specialized Finance (0.7%)
337,620	Chailease Holding Co. Ltd.	1,149
	Total Financials	36,956

68      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Health Care (5.2%)
	Health Care Distributors (0.8%)
308,800	Shanghai Pharmaceuticals Holding Co. Ltd., “H”	$ 810
93,600	Sinopharm Group Co. Ltd., “H”	466
		1,276
	Health Care Supplies (1.3%)
295,800	Hartalega Holdings Bhd	511
1,056,000	Shandong Weigao Group Medical Polymer Co. Ltd., “H”	1,000
148,600	Top Glove Corp. Bhd	403
		1,914
	Life Sciences Tools & Services (0.2%)
148,000	Genscript Biotech Corp.(a)	319
	Pharmaceuticals (2.9%)
2,948	Celltrion Pharm, Inc.(a)	212
136,000	China Resources Pharmaceutical Group Ltd.(c)	218
706,000	China Traditional Chinese Medicine Holdings Co. Ltd.	514
332,000	CSPC Pharmaceutical Group Ltd.	837
531,000	Luye Pharma Group Ltd.	500
956,000	Sihuan Pharmaceutical Holdings Group Ltd.	212
406,500	Sino Biopharmaceutical Ltd.	515
690,000	SSY Group Ltd.	642
3,977	Yuhan Corp.	854
		4,504
	Total Health Care	8,013
	Industrials (15.0%)
	Aerospace & Defense (0.5%)
88,460	Aselsan Elektronik Sanayi Ve Ticaret A/S	345
84,207	Embraer S.A.	401
		746
	Air Freight & Logistics (0.1%)
458,000	Sinotrans Ltd., “H”	192
	Airlines (2.1%)
392,000	Air China Ltd., “H”	368
716,400	AirAsia Group Bhd	600
1,359,000	China Airlines Ltd.	416
302,000	China Eastern Airlines Corp. Ltd., “H”	193
548,000	China Southern Airlines Co. Ltd., “H”	362
25,957	Korean Air Lines Co. Ltd.	654
279,115	Turk Hava Yollari AO(a)	686
		3,279

Portfolio of Investments    |      69

Number of Shares	Security	Market Value (000)
	Airport Services (1.1%)
346,991	Airports of Thailand PCL(d)	$ 707
193,220	TAV Havalimanlari Holding A/S	962
		1,669
	Construction & Engineering (3.9%)
648,000	China Communications Construction Co. Ltd., “H”	643
610,000	China Railway Construction Corp. Ltd., “H”	738
939,000	China Railway Group Ltd., “H”	811
11,544	Daelim Industrial Co. Ltd.	849
121,803	Daewoo Engineering & Construction Co. Ltd.(a)	573
16,424	GS Engineering & Construction Corp.	707
4,709	HDC Hyundai Development Co-Engineering & Construction(a)	236
10,380	Hyundai Engineering & Construction Co. Ltd.	560
977,000	Metallurgical Corp. of China Ltd., “H”	268
716,500	Sinopec Engineering Group Co. Ltd., “H”	747
		6,132
	Construction Machinery & Heavy Trucks (0.6%)
326,000	Sinotruk Hong Kong Ltd.	487
409,000	Weichai Power Co. Ltd., “H”	433
		920
	Highways & Railtracks (0.3%)
216,000	Shenzhen International Holdings Ltd.	405
	Human Resource & Employment Services (0.4%)
8,168	51job, Inc.(a)	632
	Industrial Conglomerates (3.6%)
683,000	CITIC Ltd.	971
492,000	Far Eastern New Century Corp.	573
415,500	Fosun International Ltd.	752
21,850	Hanwha Corp.	625
15,440	LG Corp.	992
341,000	Shanghai Industrial Holdings Ltd.	812
3,404	SK Holdings Co. Ltd.	804
		5,529
	Industrial Machinery (1.2%)
302,500	China Conch Venture Holdings Ltd.	1,040
32,470	Hiwin Technologies Corp.	293
1,704	Hyundai Heavy Industries Holdings Co. Ltd.(a)	578
		1,911
	Marine (0.2%)
588,000	COSCO SHIPPING Energy Transportation Co. Ltd., “H”	257
	Marine Ports & Services (0.4%)
544,000	COSCO SHIPPING Ports Ltd.	576

70      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Trading Companies & Distributors (0.6%)
90,500	BOC Aviation Ltd.(c)	$ 663
19,031	Posco Daewoo Corp.	312
		975
	Total Industrials	23,223
	Information Technology (7.0%)
	Application Software (0.3%)
440,000	Kingdee International Software Group Co. Ltd.	501
	Communications Equipment (0.1%)
113,500	BYD Electronic International Co. Ltd.	119
	Data Processing & Outsourced Services (0.2%)
7,224	GDS Holdings Ltd.(a)	276
	Electronic Components (2.9%)
1,767,000	AU Optronics Corp.	765
1,780,000	Innolux Corp.	664
165,000	Kingboard Holdings Ltd.	587
33,598	LG Display Co. Ltd.	641
5,427	Samsung Electro-Mechanics Co. Ltd.	785
45,000	Walsin Technology Corp.	461
23,915	Yageo Corp.	543
		4,446
	Home Entertainment Software (0.2%)
5,227	CD Projekt S.A.(a)	293
	Internet Software & Services (0.1%)
2,708	Autohome, Inc.	224
	Semiconductor Equipment (0.6%)
3,440,000	GCL-Poly Energy Holdings Ltd.(a)	232
52,000	Globalwafers Co. Ltd.	664
		896
	Semiconductors (1.8%)
77,000	Hua Hong Semiconductor Ltd.(c)	210
322,321	Macronix International	346
174,000	Nanya Technology Corp.	395
9,435	SK Hynix, Inc.	704
2,003,000	United Microelectronics Corp.	1,131
		2,786
	Technology Hardware, Storage, & Peripherals (0.8%)
29,004	Samsung Electronics Co. Ltd.	1,262
	Total Information Technology	10,803

Portfolio of Investments    |      71

Number of Shares	Security	Market Value (000)
	Materials (9.2%)
	Aluminum (0.3%)
1,157,200	China Zhongwang Holdings Ltd.	$ 543
	Commodity Chemicals (1.9%)
24,340	Hanwha Chemical Corp.	443
2,956	Kumho Petrochemical Co. Ltd.	271
4,100	LG Chem Ltd.	736
2,241	Lotte Chemical Corp.	636
330,565	PTT Global Chemical PCL NVDR	826
		2,912
	Construction Materials (1.3%)
113,000	Anhui Conch Cement Co. Ltd., “H”	688
281,000	Asia Cement Corp.	383
536,000	China National Building Material Co. Ltd., “H”	501
450,000	China Resources Cement Holdings Ltd.	525
		2,097
	Copper (0.4%)
26,299	KGHM Polska Miedz S.A.	649
	Diversified Chemicals (0.3%)
4,243	OCI Co. Ltd.	440
	Diversified Metals & Mining (0.2%)
345,000	China Molybdenum Co. Ltd., “H”	142
248,000	MMG Ltd.(a)	124
		266
	Paper Products (2.2%)
178,954	Empresas CMPC S.A.	702
39,726	Fibria Celulose S.A.	764
418,800	Indah Kiat Pulp & Paper Corp. Tbk PT	543
280,000	Lee & Man Paper Manufacturing Ltd.	268
411,000	Nine Dragons Paper Holdings Ltd.	466
52,419	Suzano Papel e Celulose S.A.	602
		3,345
	Steel (2.6%)
334,000	Angang Steel Co. Ltd., “H”	329
229,773	Eregli Demir ve Celik Fabrikalari TAS	411
16,780	Hyundai Steel Co.	803
21,589	Jastrzebska Spolka Weglowa S.A.(a)	452
88,384	Magnitogorsk Iron & Steel Works PJSC GDR	841
2,453	POSCO	720
34,372	Vale S.A.	447
		4,003
	Total Materials	14,255

72      |     USAA MSCI Index ETFs

Number of Shares	Security	Market Value (000)
	Real Estate (4.1%)
	Real Estate Development (4.1%)
374,000	Agile Group Holdings Ltd.	$ 611
136,000	China Resources Land Ltd.	474
155,800	China Vanke Co. Ltd., “H”	540
694,000	CIFI Holdings Group Co. Ltd.	402
411,000	Country Garden Holdings Co. Ltd.	612
263,774	Jiayuan International Group Ltd.	527
220,000	Kaisa Group Holdings Ltd.(a)	82
1,521,500	Land & Houses PCL	525
332,000	Logan Property Holdings Co. Ltd.	414
264,500	Longfor Properties Co. Ltd.(a)	735
281,000	Ruentex Development Co. Ltd.	316
166,000	Shimao Property Holdings Ltd.	495
119,000	Sunac China Holdings Ltd.	390
405,000	Yuzhou Properties Co. Ltd.	215
	Total Real Estate	6,338
	Telecommunication Services (7.4%)
	Integrated Telecommunication Services (5.5%)
1,302,000	China Communications Services Corp. Ltd., “H”	1,078
2,194,000	China Telecom Corp. Ltd., “H”	1,031
680,000	China Unicom Hong Kong Ltd.	791
282,000	Chunghwa Telecom Co. Ltd.	996
77,881	Hellenic Telecommunications Organization S.A.	996
68,857	KT Corp.	1,788
20,424	LG Uplus Corp.	288
809,924	Orange Polska S.A.(a)	1,070
120,298	Telkom S.A. SOC Ltd.	413
		8,451
	Wireless Telecommunication Services (1.9%)
67,400	Advanced Info Service PCL	416
46,808	Mobile TeleSystems PJSC ADR	363
5,489	SK Telecom Co. Ltd.	1,294
315,104	TIM Participacoes S.A.	940
		3,013
	Total Telecommunication Services	11,464
	Utilities (5.4%)
	Electric Utilities (3.4%)
50,365	Centrais Eletricas Brasileiras S.A.(a)	193
61,023	CEZ A/S	1,554
296,630	Cia Energetica de Minas Gerais Preference Shares	537
7,327,801	Inter RAO UES PJSC(d)	434
32,449	Korea Electric Power Corp.	889
336,804	PGE Polska Grupa Energetyczna S.A.(a)	824

Portfolio of Investments    |      73

Number of Shares	Security	Market Value (000)
886,711	RusHydro PJSC ADR	$ 789
		5,220
	Gas Utilities (1.6%)
144,000	Beijing Enterprises Holdings Ltd.	691
203,800	China Gas Holdings Ltd.	648
33,000	ENN Energy Holdings Ltd.	300
17,919	Korea Gas Corp.(a)	847
		2,486
	Independent Power Producers & Energy Traders (0.1%)
586,000	Huadian Power International Corp. Ltd., “H”	218
	Renewable Energy (0.3%)
375,000	China Longyuan Power Group Corp. Ltd., “H”	316
582,000	Huaneng Renewables Corp. Ltd., “H”	186
		502
	Total Utilities	8,426
	Total Common Stocks (cost: $166,521)	152,400
	PREFERRED STOCKS (1.1%)
	Consumer Discretionary (0.1%)
	Automobile Manufacturers (0.1%)
2,831	Hyundai Motor Co.	199
	Energy (1.0%)
	Integrated Oil & Gas (1.0%)
286,388	Surgutneftegas PJSC	1,561
	Total Preferred Stocks (cost: $1,699)	1,760
	Total Equity Securities (cost: $168,220)	154,160
	MONEY MARKET INSTRUMENTS (0.1%)
	GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
116,294	State Street Institutional Treasury Money Market Fund Premier Class, 1.87%(b) (cost: $116)	116
	Total Investments (cost: $168,336)	$ 154,276

74      |     USAA MSCI Index ETFs

($ in 000s)VALUATION HIERARCHY
Assets	LEVEL 1	LEVEL 2	LEVEL 3	Total
Equity Securities:
Common Stocks	$150,413	$1,904	$ 83	$152,400
Preferred Stocks	1,760	—	—	1,760
Money Market Instruments:
Government & U.S. Treasury Money Market Funds	116	—	—	116
Total	$152,289	$1,904	$ 83	$154,276
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.
For the period of October 24, 2017 (commencement of operations), through August 31, 2018, there were no transfers of securities between levels. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

Portfolio of Investments    |      75

Notes to Portfolios of Investments
August 31, 2018

■	GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.
The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.
■ PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
ADR	American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
GDR	Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
NVDR	Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.
REITs	Real estate investment trusts - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the Fund will estimate the components of distributions from these securities and revise when actual distributions are known.

■ SPECIFIC NOTES
(a)	Non-income-producing security.

76      |     USAA MSCI Index ETFs

(b)	Rate represents the money market fund annualized seven-day yield at August 31, 2018.
(c)	Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by USAA ETF Trust’s Board of Trustees, unless otherwise noted as illiquid.
(d)	Security was fair valued at August 31, 2018, by USAA Asset Management Company in accordance with valuation procedures approved by USAA ETF Trust’s Board of Trustees. For the USAA MSCI Emerging Markets Value Momentum Blend Index ETF, the total value of all such securities was $1,987,000, which represented 1.3% of the Fund’s net assets.
(e)	Security deemed illiquid by USAA Asset Management Company, under liquidity guidelines approved by USAA ETF Trust’s Board of Trustees.
(f)	Security was classified as Level 3.
See accompanying notes to financial statements.

Notes to Portfolio of Investments    |      77

STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
August 31, 2018
	USAA MSCI USA Value Momentum Blend Index ETF	USAA MSCI USA Small Cap Value Momentum Blend Index ETF
ASSETS
Investments in securities, at market value (cost of $379,620, $65,623, $317,759 and $168,336, respectively)	$396,236	$71,233
Cash denominated in foreign currencies (cost of $0, $0, $483 and $720, respectively)	-	-
Receivables:
Capital shares sold	-	-
Dividends and interest	788	56
Securities sold	82,245	21,740
Unrealized appreciation on foreign currency contracts held, at value	-	-
Total assets	479,269	93,029
LIABILITIES
Payables:
Securities purchased	80,698	12,916
Capital shares redeemed	-	8,582
Other	-	-
Bank overdraft	-	-
Accrued administration and operating service fees	33	9
Accrued management fees	34	5
Total liabilities	80,765	21,512
Net assets applicable to capital shares outstanding	$398,504	$71,517
NET ASSETS CONSIST OF:
Paid-in capital	$383,970	$67,001
Accumulated undistributed net investment income	1,599	203
Accumulated net realized loss on investments and foreign currency transactions	(3,681)	(1,297)
Net unrealized appreciation/(depreciation) of investments	16,616	5,610
Net unrealized depreciation of foreign capital gains tax	-	-
Net unrealized depreciation of foreign currency translations	-	-
Net assets applicable to capital shares outstanding	$398,504	$71,517
Capital shares outstanding, no par value	7,400	1,250
Net asset value, redemption price, and offering price per share	$ 53.85	$ 57.21
See accompanying notes to financial statements.

78      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF	USAA MSCI Emerging Markets Value Momentum Blend Index ETF

$307,695	$154,276
483	716

3,222	-
539	198
55,442	21,588
-	5,795
367,381	182,573

59,461	21,739
-	-
-	5
-	5,795
36	26
48	34
59,545	27,599
$307,836	$154,974

$328,523	$176,210
1,482	1,767
(12,102)	(8,925)
(10,064)	(14,060)
-	(5)
(3)	(13)
$307,836	$154,974
6,400	3,400
$ 48.10	$ 45.58

Financial Statements    |      79

STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Period ended August 31, 2018*
	USAA MSCI USA Value Momentum Blend Index ETF	USAA MSCI USA Small Cap Value Momentum Blend Index ETF
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $0, $0, $601 and $390, respectively)	$ 4,023	$ 497
Interest	2	1
Total income	4,025	498
EXPENSES
Management fees	306	50
Administration and operating service fees	204	50
Total expenses	510	100
Management fee waiver	(102)	(17)
Net expenses	408	83
NET INVESTMENT INCOME	3,617	415
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	(3,831)	(1,313)
In-kind redemptions	-	2,209
Foreign currency transactions	-	-
Change in net unrealized appreciation/(depreciation) of:
Investments	16,616	5,610
Foreign capital gains tax	-	-
Foreign currency translations	-	-
Net realized and unrealized gain (loss)	12,785	6,506
Increase (decrease) in net assets resulting from operations	$16,402	$ 6,921

*	Funds commenced operations on October 24, 2017.
See accompanying notes to financial statements.

80      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF	USAA MSCI Emerging Markets Value Momentum Blend Index ETF

$ 5,614	$ 3,104
1	3
5,615	3,107

401	288
240	192
641	480
(80)	(48)
561	432
5,054	2,675

(12,042)	(8,896)
-	-
(79)	(190)

(10,064)	(14,060)
-	(5)
(3)	(13)
(22,188)	(23,164)
$(17,134)	$(20,489)

Financial Statements    |      81

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Period ended August 31, 2018*
	USAA MSCI USA Value Momentum Blend Index ETF	USAA MSCI USA Small Cap Value Momentum Blend Index ETF
FROM OPERATIONS
Net investment income	$ 3,617	$ 415
Net realized gain (loss) on investments	(3,831)	896
Net realized loss on foreign currency transactions	-	-
Change in net unrealized appreciation/(depreciation) of:
Investments	16,616	5,610
Foreign capital gains tax	-	-
Foreign currency translations	-	-
Increase (decrease) in net assets resulting from operations	16,402	6,921
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,868)	(190)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	383,970	73,368
Cost of shares redeemed	(100)	(8,582)
Other capital(Note 6)	-	-
Increase in net assets from capital share transactions	383,870	64,786
Net increase in net assets	398,404	71,517
NET ASSETS
Beginning of period	100	-
End of period	$398,504	$71,517
Accumulated undistributed net investment income:
End of period	$ 1,599	$ 203
CHANGE IN SHARES OUTSTANDING
Shares sold	7,400	1,400
Shares redeemed	(2)	(150)
Increase in shares outstanding	7,398	1,250

*	Funds commenced operations on October 24, 2017.
See accompanying notes to financial statements.

82      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF	USAA MSCI Emerging Markets Value Momentum Blend Index ETF

$ 5,054	$ 2,675
(12,042)	(8,896)
(79)	(190)

(10,064)	(14,060)
-	(5)
(3)	(13)
(17,134)	(20,489)

(3,553)	(747)

328,523	175,880
(-)	(-)
-	330
328,523	176,210
307,836	154,974

-	-
$307,836	$154,974

$ 1,482	$ 1,767

6,400	3,400
(-)	(-)
6,400	3,400

Financial Statements    |      83

Notes to Financial Statements
August 31, 2018

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA ETF TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of six separate exchange-traded funds. The information presented in this annual report pertains only to USAA MSCI USA Value Momentum Blend Index ETF, USAA MSCI USA Small Cap Value Momentum Blend Index ETF, USAA MSCI International Value Momentum Blend Index ETF and USAA MSCI Emerging Markets Value Momentum Blend Index ETF (each, a Fund and collectively, the Funds), which are classified as diversified under the 1940 Act and are authorized to issue an unlimited number of shares. The Funds qualify as registered investment companies under Accounting Standards Codification Topic 946. The Funds have no fixed termination date and will continue unless the Funds are otherwise terminated under the terms of the Trust Agreement or unless and until required by law. USAA Asset Management Company (the Manager), an affiliate of the Funds, serves as the Funds’ investment adviser. The Funds commenced operations on October 24, 2017.
Investment Objectives
USAA MSCI USA Value Momentum Blend Index ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Select Value Momentum Blend Index.
USAA MSCI USA Small Cap Value Momentum Blend Index ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Small Cap Select Value Momentum Blend Index.

84      |     USAA MSCI Index ETFs

USAA MSCI International Value Momentum Blend Index ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI World ex USA Select Value Momentum Blend Index.
USAA MSCI Emerging Markets Value Momentum Blend Index ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI Emerging Markets Select Value Momentum Blend Index.
A.   Security valuation – The Trust’s Board of Trustees (the Board) has established the Valuation and Liquidity Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.
The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:
1.    Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured

Notes to Financial Statements    |      85

notes, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time each Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.
2.    Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of each Fund’s net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Funds are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day each Fund’s NAV is calculated will not need to be reflected in the value of the Funds' foreign securities. However, the Manager and the Funds' subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The Funds' subadviser(s) has agreed to notify the Manager of significant events they identify that would materially affect the value of the Funds' foreign securities. If the Manager determines that a particular event would materially affect the value of the Funds' foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the

86      |     USAA MSCI Index ETFs

affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.
3.    Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.
4.    Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
5.     Repurchase agreements are valued at cost.
6.    In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause each Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing

Notes to Financial Statements    |      87

services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.
B.   Fair value measurements – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.
Level 2 – inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager’s own assumptions in determining the fair value.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
C.   Federal taxes – Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital

88      |     USAA MSCI Index ETFs

gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
For the period ended August 31, 2018, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor each Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on each Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.
D.   Foreign taxation – Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. Each Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Funds' understanding of the applicable countries’ prevailing tax rules and rates.
E.   Investments in securities – Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.
F.   Foreign currency translations – Each Fund’s assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund’s accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:
1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

Notes to Financial Statements    |      89

2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on securities transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts received. At the end of each Funds' fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statements of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.
G.   Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.
H.   Use of estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that

90      |     USAA MSCI Index ETFs

may affect the reported amounts in the financial statements.
(2)  LINE OF CREDIT
The Funds participate, along with other funds of the Trust and USAA Mutual Funds Trust (together, the Trusts), in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trusts), the Funds may borrow from CAPCO an amount up to 5% of each Fund’s total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.
The Trusts are also assessed facility fees by CAPCO in the amount of 13.0 basis points of the amount of the committed loan agreement. Effective September 30, 2018, the maximum annual facility fee will be 14.0 basis points of the amount of the committed loan agreement. The facility fees, which are paid by the Manager, are allocated among the funds of the Trusts based on their respective average net assets for the period.
The Trusts may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Trusts increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 14.0 basis points.
The Funds had no borrowings under this agreement during the period ended August 31, 2018.
(3)  DISTRIBUTIONS
The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

Notes to Financial Statements    |      91

During the current fiscal year permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, non-REIT return of capital dividend, REIT capital gain dividend, passive foreign investment company, and in-kind transactions adjustments resulted in reclassifications to the Statement of Assets and Liabilities.
For the period ended August 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below. These reclassifications had no effect on net assets.
Fund	Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
USAA MSCI USA Value Momentum Blend Index ETF	$ -	$(150,000)	$ 150,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	2,215,000	(22,000)	(2,193,000)
USAA MSCI International Value Momentum Blend Index ETF	-	(19,000)	19,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	-	(161,000)	161,000
The tax character of distributions paid during the period ended August 31, 2018 was as follows:
August 31, 2018	Ordinary income*	Total distributions paid
USAA MSCI USA Value Momentum Blend Index ETF	$1,868,000	$1,868,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	190,000	190,000
USAA MSCI International Value Momentum Blend Index ETF	3,553,000	3,553,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	747,000	747,000

92      |     USAA MSCI Index ETFs

As of August 31, 2018, the components of net assets representing distributable earnings on a tax basis were as follows:
	Undistributed ordinary income*	Accumulated capital and other losses	Unrealized appreciation/(depreciation) of investments
USAA MSCI USA Value Momentum Blend Index ETF	$1,599,000	$ (3,715,000)	$ 16,650,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	206,000	(1,283,000)	5,593,000
USAA MSCI International Value Momentum Blend Index ETF	1,587,000	(11,898,000)	(10,376,000)
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	1,902,000	(8,555,000)	(14,583,000)

*	Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Notes to Financial Statements    |      93

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment company, REIT return of capital dividend, and non-REIT return of capital dividend adjustments.
Distributions of net investment income are quarterly for USAA MSCI USA Value Momentum Blend Index ETF and USAA MSCI USA Small Cap Value Momentum Blend Index ETF; semi-annually for USAA MSCI International Value Momentum Blend Index ETF and USAA MSCI Emerging Markets Value Momentum Blend Index ETF. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.
At August 31, 2018, the Funds had net capital loss carryforwards for federal income tax purposes as shown in the table below.
	No-expiration Short-Term	No-Expiration Long-Term	Total capital loss carryforward
USAA MSCI USA Value Momentum Blend Index ETF	$ 3,715,000	$-	$ 3,715,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	1,283,000	-	1,283,000
USAA MSCI International Value Momentum Blend Index ETF	11,898,000	-	11,898,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	8,555,000	-	8,555,000

94      |     USAA MSCI Index ETFs

Tax Basis of Investments – At August 31, 2018, the aggregate cost of investments for federal income tax purposes and net unrealized appreciation/(depreciation) on investments are disclosed below:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
USAA MSCI USA Value Momentum Blend Index ETF	$379,586,000	$26,510,000	$ (9,860,000)	$ 16,650,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	65,640,000	6,806,000	(1,213,000)	5,593,000
USAA MSCI International Value Momentum Blend Index ETF	318,067,000	9,279,000	(19,651,000)	(10,372,000)
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	168,841,000	3,993,000	(18,559,000)	(14,566,000)
(4)  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended August 31, 2018, were as shown below:
	Cost of purchases	Proceeds from sales/ maturities
USAA MSCI USA Value Momentum Blend Index ETF	$203,334,000	$203,962,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	33,305,000	32,228,000
USAA MSCI International Value Momentum Blend Index ETF	156,693,000	124,882,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	204,054,000	65,358,000

Notes to Financial Statements    |      95

(5)  SECURITIES LENDING
Each Fund, through a securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments. Collateral requirements are determined daily based on the value of the Funds’ securities on loan as of the end of the prior business day. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Each Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in each Fund’s Portfolio of Investments and Statements of Assets and Liabilities while non-cash collateral is not included. At August 31, 2018, the Funds had no securities on loan.
(6)  SHAREHOLDER TRANSACTIONS
The Funds offer Creation Units. Each Fund will issue and redeem shares at NAV only to certain authorized participants and only in a large block of 50,000 shares or multiples thereof. Each block of 50,000 shares is a Creation Unit. Except when aggregated in Creation Units, the shares are not redeemable securities of each Fund. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a fund may consist of the in-kind deposit of a designated portfolio of securities

96      |     USAA MSCI Index ETFs

and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets. For the period ended August 31, 2018, the USAA MSCI Emerging Markets Value Momentum Blend Index ETF incurred variable fees of $330,000.
(7)  TRANSACTIONS WITH MANAGER
Management fees – The Manager provides investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Funds. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Funds’ assets.
The Manager monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Funds' assets, and the Manager could change the allocations without shareholder approval.
The investment management fees for the Funds are comprised of a base fee. The Funds' base fees are accrued daily and paid monthly at an annualized rate of each Fund's average net assets. The Manager has contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Fund through October 15, 2018, and the waiver cannot be terminated or reduced without approval of the Funds’ Board during that term. Effective October 15, 2018, the Manager

Notes to Financial Statements    |      97

has agreed to extend the current contractual waiver on a portion of each Fund's management fees in an amount equal to 0.05% of the average net assets of each Fund through December 31, 2019. For the period ended August 31, 2018, the Funds incurred total management fees, paid or payable to the Manager and the Manager waived management fees as shown below:
	Annual Rate	Management Fees	Waived Management Fees
USAA MSCI USA Value Momentum Blend Index ETF	0.15%	$306,000	$(102,000)
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.15	50,000	(17,000)
USAA MSCI International Value Momentum Blend Index ETF	0.25	401,000	(80,000)
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.30	288,000	(48,000)
Subadvisory arrangement(s) – The Manager entered into Investment Subadvisory Agreements with SSGA Funds Management, Inc. (“SSGA FM”), under which SSGA FM directs the investment and reinvestment of a portion of the Funds’ assets (as allocated from time to time by the Manager). SSGA FM is a subsidiary of State Street Corporation. State Street Bank and Trust Company is the Fund's custodian, transfer agent and also provides certain sub-administration services.
The Manager (not the Funds) pays SSGA FM a subadvisory fee on the portion of the Funds' average net assets that SSGA FM manages at an annual amounts as shown below:
Rate
USAA MSCI USA Value Momentum Blend Index ETF	0.02%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.02%
USAA MSCI International Value Momentum Blend Index ETF	0.04% on the first $400,000,000 0.03% thereafter
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.06% on the first $250,000,000 0.04% thereafter

98      |     USAA MSCI Index ETFs

For the period ended August 31, 2018, the Manager incurred subadvisory fees with respect to the Funds, paid or payable to SSGA FM as shown below:
Subadvisory Fees
USAA MSCI USA Value Momentum Blend Index ETF	$41,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	7,000
USAA MSCI International Value Momentum Blend Index ETF	65,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	58,000
Administration and operating service fees – The Manager provides certain administration and operating service functions for the Funds. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of the Funds’ average net assets. The Manager pays all operating expenses of the Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. For the period ended August 31, 2018, the Funds incurred administration and operating service fees, paid or payable to the Manager as shown below:
	Annual Rate	Administration and operating service fees
USAA MSCI USA Value Momentum Blend Index ETF	0.10%	$204,000
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.15	50,000
USAA MSCI International Value Momentum Blend Index ETF	0.15	240,000
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.20	192,000
Distribution and service (12b-1) fees – The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Funds may, but do not currently pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Funds available for investment by their customers. The fee is accrued daily and paid monthly at an

Notes to Financial Statements    |      99

annual rate of 0.25% of each Fund's average net assets. For the period ended August 31, 2018, the Funds did not incur any distribution and service (12b-1) fees.
Underwriting services – IMCO provides exclusive underwriting and distribution for each Fund’s shares on a continuing best-efforts basis and receives no fee or other compensation for these services.
(8)  TRANSACTIONS WITH AFFILIATES
The Funds are available for investment by other USAA Funds in which the affiliated USAA Funds invest. The USAA Funds do not invest in the underlying funds for the purpose of exercising management or control, and the underlying funds annual or semiannual reports may be viewed on usaa.com. As of August 31, 2018, the USAA Funds owned the following percentages of the total outstanding shares of each Fund:
Affiliated USAA Fund	Ownership %
USAA MSCI USA Value Momentum Blend Index ETF
Cornerstone Conservative	0.7
Cornerstone Equity	7.7
Target Retirement 2020	5.5
Target Retirement 2030	16.6
Target Retirement 2040	22.4
Target Retirement 2050	13.6
Target Retirement 2060	1.6
Target Retirement Income	2.0
USAA MSCI USA Small Cap Value Momentum Blend Index ETF
Cornerstone Conservative	0.1
Cornerstone Equity	7.7
Target Retirement 2020	3.3
Target Retirement 2030	9.6
Target Retirement 2040	12.9
Target Retirement 2050	7.9
Target Retirement 2060	0.9
Target Retirement Income	1.2
USAA MSCI International Value Momentum Blend Index ETF
Cornerstone Conservative	0.8
Cornerstone Equity	9.1

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Affiliated USAA Fund	Ownership %
Global Managed Volatility Institutional Shares	0.8
Target Retirement 2020	5.2
Target Retirement 2030	15.3
Target Retirement 2040	20.5
Target Retirement 2050	12.5
Target Retirement 2060	1.7
Target Retirement Income	2.1
USAA MSCI Emerging Markets Value Momentum Blend Index ETF
Cornerstone Aggressive	0.5
Cornerstone Conservative	0.1
Cornerstone Equity	6.7
Cornerstone Moderate	1.5
Cornerstone Moderately Aggressive	1.6
Cornerstone Moderately Conservative	0.3
Global Managed Volatility Institutional Shares	1.3
Target Retirement 2020	3.5
Target Retirement 2030	11.1
Target Retirement 2040	15.3
Target Retirement 2050	9.4
Target Retirement 2060	1.4
Target Retirement Income	1.2
The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At August 31, 2018, investments by USAA and its affiliates were as below:
USAA ETF	Ownership %
USAA MSCI USA Value Momentum Blend Index ETF	25.8*
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	36.6*
USAA MSCI International Value Momentum Blend Index ETF	25.9*
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	41.2*

*	As of August 31, 2018, USAA and its affiliates owned more than 25% of each Fund; and it is considered a “control person” of a Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on each Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to each Fund’s fundamental policies or terms of the investment advisory agreement with the investment advisor.

Notes to Financial Statements    |      101

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds’ officers received any compensation from the Funds.
(9)  UPCOMING REGULATORY MATTER
In October 2016, the SEC issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs (Liquidity Rule). The Liquidity Rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity. The requirements to implement a liquidity risk management program and establish a 15% illiquid investment limit are effective December 1, 2018. However, Release No. IC-33010, Investment Company Liquidity Risk Management Programs; Commission Guidance for In-Kind ETFs, delayed other requirements related to liquidity classification, highly liquid investment minimums, and board approval of the liquidity risk management programs to June 1, 2019. The Manager continues to evaluate the impact of this rule to the Funds’ financial statements and various filings.
(10)  UPCOMING ACCOUNTING PRONOUNCEMENT
(ASU) 2018-13, Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. The adoption of this ASU guidance is not expected to have a material impact on the financial statements and other disclosures.

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Financial Highlights
USAA MSCI USA VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 50.19
Income from investment operations
Net investment income(a)	.78
Net realized and unrealized gain(a)	3.34
Total from investment operations(a)	4.12
Less distributions from
Net investment income	(.46)
Net asset value at end of period	$ 53.85
Total return (%)**	8.23
Net assets at end of period (000)	$398,504
Ratios to average net assets***
Expenses (%)(b), (c)	.20
Expenses, excluding waiver (%)(b), (c)	.25
Net investment income (%)(b)	1.76
Portfolio turnover (%)	84 (d)

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $240,937,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 4,608,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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USAA MSCI USA SMALL CAP VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 50.13
Income from investment operations
Net investment income(a)	.57
Net realized and unrealized gain(a)	6.81
Total from investment operations(a)	7.38
Less distributions from
Net investment income	(.30)
Net asset value at end of period	$ 57.21
Total return (%)**	14.80
Net assets at end of period (000)	$71,517
Ratios to average net assets***
Expenses (%)(b), (c)	.25
Expenses, excluding waiver (%)(b), (c)	.30
Net investment income (%)(b)	1.25
Portfolio turnover (%)	81 (d)

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $38,935,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 732,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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USAA MSCI INTERNATIONAL VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 50.08
Income (loss) from investment operations
Net investment income(a)	1.34
Net realized and unrealized loss(a)	(2.64)
Total from investment operations(a)	(1.30)
Less distributions from
Net investment income	(.68)
Net asset value at end of period	$ 48.10
Total return (%)**	(2.64)
Net assets at end of period (000)	$307,836
Ratios to average net assets***
Expenses (%)(b), (c)	.35
Expenses, excluding waiver (%)(b), (c)	.40
Net investment income (%)(b)	3.12
Portfolio turnover (%)	65 (d)

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $189,842,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 3,759,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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USAA MSCI EMERGING MARKETS VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:
Period Ended August 31,
2018*
Net asset value at beginning of period	$ 49.95
Income (loss) from investment operations
Net investment income(a)	1.17
Net realized and unrealized loss(a)	(5.10)
Total from investment operations(a)	(3.93)
Less distributions from
Net investment income	(.44)
Net asset value at end of period	$ 45.58
Total return (%)**	(7.95)
Net assets at end of period (000)	$154,974
Ratios to average net assets***
Expenses (%)(b), (c)	.45
Expenses, excluding waiver (%)(b), (c)	.50
Net investment income (%)(b)	2.77
Portfolio turnover (%)	58 (d)

*	Fund commenced operations on October 24, 2017.
**	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
***	For the period ended August 31, 2018, average net assets were $113,501,000.
(a)	Calculated using average shares. For the period ended August 31, 2018, average shares were 2,292,000.
(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)	Does not include acquired fund fees, if any.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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Expense Example
August 31, 2018 (unaudited)

EXAMPLE
As a shareholder of a Fund, you incur two types of costs: direct costs, such as redemption fees and brokerage commissions on the purchases and sales of shares; and indirect costs, including management fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of March 1, 2018, through August 31, 2018.
ACTUAL EXPENSES
The line labeled “actual” in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “actual” line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The line labeled “hypothetical” in the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so,

Expense Example    |      107

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as redemption fees and brokerage commissions on the purchases and sales of shares. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

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	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period* March 1, 2018 – August 31, 2018
USAA MSCI USA Value Momentum Blend Index ETF
Actual	$1,000.00	$1,048.90	$1.03
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02
USAA MSCI USA Small Cap Value Momentum Blend Index ETF
Actual	1,000.00	1,161.70	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.95	1.28
USAA MSCI International Value Momentum Blend Index ETF
Actual	1,000.00	937.40	1.71
Hypothetical (5% return before expenses)	1,000.00	1,023.44	1.79
USAA MSCI Emerging Markets Value Momentum Blend Index ETF
Actual	1,000.00	873.30	2.12
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29

*	Expenses equal each Fund’s annualized expense ratio of 0.20% for USAA MSCI USA Value Momentum Blend Index ETF, 0.25% for USAA MSCI USA Small Cap Value Momentum Blend Index ETF, 0.35% for USAA MSCI International Value Momentum Blend Index ETF and 0.45% for USAA MSCI Emerging Markets Value Momentum Blend Index ETF, which is net of any waivers multiplied by 184 days/365 days (to reflect the one-half year period). Each Fund's actual ending account value is based on its actual total return of 4.89% for the USAA MSCI USA Value Momentum Blend Index ETF, 16.17% for the USAA MSCI USA Small Cap Value Momentum Blend Index ETF, (6.26)% for the USAA MSCI International Value Momentum Blend Index ETF, and (12.67)% for the USAA MSCI Emerging Markets Value Momentum Blend Index ETF for the six-month period of March 1, 2018, through August 31, 2018.

Expense Example    |      109

Trustees’ and Officers’ Information
TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust’s Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds’ business and for assuring that the funds are managed in the best interests of each fund’s respective shareholders. The Board periodically reviews the funds’ investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund’s service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Boards of the USAA family of funds consisting of two registered investment companies which, together, offer 53 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.
The Fund's Statement of Additional Information (SAI) includes additional information about the Trustees. If you would like more

110      |     USAA MSCI Index ETFs

information about the funds’ Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds’ SAI.
INTERESTED TRUSTEE1

Daniel S. McNamara2, 4, 6
Trustee, President and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2017
President of Financial Advice & Solutions Group (FASG), USAA (02/13–present); Director of USAA Asset Management Company (AMCO), (08/11–present); Director of USAA Investment Management Company (IMCO) (09/09–present); President, IMCO (09/09–04/14); President, AMCO (08/11–04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09–present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11–present); Director of FPS (12/13–present); President and Director of USAA Investment Corporation (ICORP) (03/10–present); Director of USAA Financial Advisors, Inc. (FAI) (12/13–present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
NON-INTERESTED (INDEPENDENT) TRUSTEES

Robert L. Mason, Ph.D.2, 3, 4, 5, 6, 7
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 2017
Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001–present); Institute Analyst, Southwest Research Institute (03/02–01/16), which focuses in the fields of technological research and is one of the largest independent, nonprofit, applied research and development organizations in the United States. He

Trustees’ and Officers’ Information    |      111

was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 21 years’ experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Jefferson C. Boyce3,4, 5, 6, 7
Trustee
Born: September 1957
Year of Election or Appointment: 2017
Senior Managing Director, New York Life Investments, LLC (1992–2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as five years’ experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.
Dawn M. Hawley3, 4, 5, 6, 7, 9
Trustee
Born: February 1954
Year of Election or Appointment: 2017
Manager of Finance, Menil Foundation, Inc. (05/07–06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87–01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over four years’ experience as

112      |     USAA MSCI Index ETFs

a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Paul L. McNamara3, 4, 5, 6, 7
Trustee
Born: July 1948
Year of Election or Appointment: 2017
Director, Cantor Opportunistic Alternatives Fund, LLC (03/10–02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as six years’ experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Richard Y. Newton III3,4,5,6,7
Trustee
Born: January 1956
Year of Election or Appointment: 2017
Managing Partner, Pioneer Partnership Development Group (12/15–present); Executive Director, The Union League Club of New York (06/14–11/15); Executive Vice President, Air Force Association (08/12–05/14); Lieutenant General, United States Air Force (01/08–06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of

Trustees’ and Officers’ Information    |      113

Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force’s mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as one year experience as a Board member of the USAA family of funds. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Barbara B. Ostdiek, Ph.D.3, 4, 5, 6, 7, 8
Trustee
Born: March 1964
Year of Election or Appointment: 2017
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13–present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01–present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02–06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over ten years’ experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
Michael F. Reimherr3, 4, 5, 6, 7
Trustee
Born: August 1945
Year of Election or Appointment: 2017
President of Reimherr Business Consulting performing business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting

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(05/95-12/17). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 18 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.
1 Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an “interested person” under the Investment Company Act of 1940.
2 Member of Executive Committee.
3 Member of Audit and Compliance Committee.
4 Member of Product Management and Distribution Committee.
5 Member of Corporate Governance Committee.
6 Member of Investments Committee.
7 The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
8 Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds’ Board.
9 Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds’ Board.

Trustees’ and Officers’ Information    |      115

INTERESTED OFFICERS1

John C. Spear
Vice President
Born: May 1964
Year of Appointment: 2017
Senior Vice President and Chief Investment Officer, USAA Investments, (03/17–present); Vice President and Chief Investment Officer, USAA Investments, (11/16–03/17); Vice President, Long Term Fixed Income, (05/12–11/16). Mr. Spear also serves as Vice President of the USAA Mutual Funds Trust.
John P. Toohey
Vice President
Born: March 1968
Year of Appointment: 2017
Head of Equities, Equity Investments, AMCO (01/12–present). Mr. Toohey also serves as Vice President of the USAA Mutual Funds Trust.
Jon K. Hadfield
Secretary
Born: September 1974
Year of Appointment: 2017
Assistant Vice President, Securities Attorney, FASG Counsel, USAA (1/18–present); Executive Director/Attorney, FASG General Counsel, USAA (2013–2017); Associate, Allen & Overy (2012–2013); Associate, Sutherland Asbill & Brennan LLP (2005–2012). Mr. Hadfield also serves as Secretary of the USAA Mutual Funds Trust, IMCO, AMCO, ICORP, SAS, FAI, and FPS.
Seba P. Kurian
Assistant Secretary
Born: December 1978
Year of Appointment: 2017
Senior Attorney, USAA FASG General Counsel (06/2016-present), Senior Attorney, Invesco Ltd. (05/2011-06/2016). Ms. Kurian also serves as assistant secretary of ICORP and IMCO.

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James K. De Vries
Treasurer
Born: April 1969
Year of Appointment: 2018
Executive Director, Investment and Financial Administration, USAA (04/12–present); Assistant Treasurer, USAA Mutual Funds Trust (12/13–02/18). Mr. De Vries also serves as Treasurer of the USAA Mutual Funds Trust and the Funds’ Principal Financial Officer.
Stephanie A. Higby
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2017
Assistant Vice President, Compliance-Investments, USAA (02/18–present); Assistant Vice President, Compliance Mutual Funds, USAA (12/16–01/18); Executive Director, Institutional Asset Management Compliance, USAA (04/13–12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12–04/13). Ms. Higby also serves as the Funds’ anti-money laundering compliance officer and as the Chief Compliance Officer for USAA Mutual Funds Trust, AMCO, IMCO, and FPS.
1 Indicates those Officers who are employees of AMCO or affiliated companies and are considered “interested persons” under the Investment Company Act of 1940.

Trustees’ and Officers’ Information    |      117

Notes

118      |     USAA MSCI Index ETFs

Notes    |        119

120      |     USAA MSCI Index ETFs

Notes    |        121

122      |     USAA MSCI Index ETFs

Trustees	Daniel S. McNamara Robert L. Mason, Ph.D. Jefferson C. Boyce Dawn M. Hawley Paul L. McNamara Richard Y. Newton III Barbara B. Ostdiek, Ph.D. Michael F. Reimherr
Administrator and Investment Adviser	USAA Asset Management Company P.O. Box 659453 San Antonio, Texas 78265-9825
Underwriter and Distributor	USAA Investment Management Company P.O. Box 659453 San Antonio, Texas 78265-9825
Transfer Agent	State Street Bank and Trust Company P.O. Box 1713 Boston, Massachusetts 02105
Custodian, Accounting Agent, and Sub-Administrator	State Street Bank and Trust Company P.O. Box 1713 Boston, Massachusetts 02105
Independent Registered Public Accounting Firm	Ernst & Young LLP 100 West Houston St., Suite 1700 San Antonio, Texas 78205
Copies of the Manager’s proxy voting policies and procedures, approved by the Trust’s Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at sec.gov. These Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

PRSRT STD
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USAA
USAA
9800 Fredericksburg Road
San Antonio, TX 78288
98741-1018	©2018, USAA. All rights reserved.

ITEM 2.	CODE OF ETHICS.

On August 22, 2017, the Board of Trustees of USAA ETF Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

On June 14, 2017 the Board of Trustees of USAA ETF Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board’s audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA ETF Trust.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA ETF Trust, consists of 6 funds in all. All funds of the Registrant have a fiscal year-end of August 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant’s independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for the period ended August 31, 2018 were $337,148.

(b) Not applicable.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC analyzer service and foreign tax compliance for the period ended August 31, 2018 were $13,525.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for the period ended August 31, 2018.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit

Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee’s preapproval procedures.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), for the period ended August 31, 2018 were $89,435.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2018 that were not required to be pre-approved by the Registrant’s Audit Committee because the services were not directly related to the operations of the Registrant’s Funds. The Board of Trustees will consider Ernst & Young LLP’s independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to open-end management investment companies.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member (s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11.	CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Trust’s internal controls over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a)(1).	Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE OFFICER

AND SENIOR FINANCIAL OFFICERS

USAA ETF TRUST

I.	PURPOSE OF THE CODE OF ETHICS

USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered

Officer), as detailed in Appendix A.

The purpose of the Code is to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers’ personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust

(if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds’ financial condition or reputation, the Chair of the Trust’s Board of Trustees; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.	CONFLICTS OF INTEREST

A.	DEFINITION OF A CONFLICT OF INTEREST.

A conflict of interest exists when a Covered Officer’s private interest influences, or reasonably appears to influence, the Covered Officer’s judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as “affiliated persons” of the Funds. The USAA Funds’ and USAA Investment Management Company’s (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds.

The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

B.	GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer’s personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

•

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;

•	cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.

•	accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.

•

accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.

•	EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

•

service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds’ and Investment Code of Ethics Committee and reported to the Trust.

•

the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.

•

the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.

•

any ownership interest in, or any consulting or employment relationship with, any of the Trust’s service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust’s Board.

•

any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust’s Board.

III.	DISCLOSURE AND COMPLIANCE REQUIREMENTS

•

Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.

•

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds’ Trustees and auditors, and to government regulators and self-regulatory organizations.

•

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.

•

Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds’ and AMCO’s operating policies and procedures.

•	A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

•	A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.	REPORTING AND ACCOUNTABILITY

A.

INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds’ outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust’s Board of Trustees.

B.	REQUIRED REPORTS

•	EACH COVERED OFFICER MUST:

•	Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.

•	Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

•	THE CHIEF LEGAL OFFICER MUST:

•	report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;

•

report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

C.	INVESTIGATION PROCEDURES

The Funds will follow these procedures in investigating and enforcing this Code:

•

INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust’s Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds’ financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.

•

INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA’s Office of Ethics to do a unified investigation under this Code and USAA’s Code of Conduct. The Chief Legal Officer may direct the Trust’s outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.

•

STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds’ financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.

•

VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds’ financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust’s Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.

•

The Board of Trustees understands that Covered Officers also are subject to USAA’s Code of Business Conduct. If a violation of this Code also violates USAA’s Code of Business Conduct, these procedures do not limit or restrict USAA’s ability to discipline such Covered Officer under USAA’s Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.	OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO’s more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA’s Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.	AMENDMENTS

Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.	CONFIDENTIALITY AND DOCUMENT RETENTION

The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust’s Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust’s Chief Legal Officer or the Chair of the Trust’s Board of Trustees.

Approved and adopted by the Investment Code of Ethics Committee: August 22, 2017:

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust and USAA ETF Trust: September 22, 2017:

APPENDIX A

COVERED OFFICERS

PRESIDENT

TREASURER

(a)(2).	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3).	Not Applicable.

(b).	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: USAA ETF TRUST, Period Ended August 31, 2018

By:*	/S/ SEBA KURIAN
Signature and Title: Kristen Millan, Assistant Secretary

Date:	10/25/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*	/S/ DANIEL S. MCNAMARA
Signature and Title: Daniel S. McNamara, President

Date:	10/25/2018

By:*	/S/ JAMES K. DE VRIES
Signature and Title: James K. De Vries, Treasurer

Date:	10/25/2018

*	Print the name and title of each signing officer under his or her signature.